UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Emerging Market Local Debt Portfolio

BlackRock International Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2012

Date of reporting period: 12/31/2012

Item 1 – Report to Stockholders

DECEMBER 31, 2012

ANNUAL REPORT	BLACKROCK ®

BlackRock Funds II

„   BlackRock Emerging Market Local Debt Portfolio

„   BlackRock International Bond Portfolio

„   BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS II	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012

	6-month	12-month
US large cap equities	5.95%	16.00%
(S&P 500® Index)
US small cap equities	7.20	16.35
(Russell 2000® Index)
International equities	13.95	17.32
(MSCI Europe, Australasia,
Far East Index)
Emerging market	13.75	18.22
equities (MSCI Emerging
Markets Index)
3-month Treasury bill	0.07	0.11
(BofA Merrill Lynch
3-Month US Treasury
Bill Index)
US Treasury securities	0.71	4.18
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	1.80	4.21
bonds (Barclays US
Aggregate Bond Index)
Tax-exempt municipal	3.15	7.42
bonds (S&P Municipal
Bond Index)
US high yield bonds	7.97	15.78
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2012	BlackRock Emerging Market Local Debt Portfolio

Investment Objective

BlackRock Emerging Market Local Debt Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

On September 3, 2012, the Fund changed its name from “BlackRock Emerging Market Debt Portfolio” to “BlackRock Emerging Market Local Debt Portfolio” and changed certain investment strategies and investment process. In addition, the Fund changed its performance benchmark from the JPMorgan EMBI Global Index to the JPMorgan GBI-EM Global Diversified Index. Fund management believes the benchmark change better reflects the current investment strategies.

Portfolio Management Commentary

How did the Fund perform?

—

For the 12-month period ended December 31, 2012, the Fund outperformed its benchmark, the JP Morgan GBI-EM Global Diversified Index and its former benchmark, the JP Morgan EMBI Global Index. The following discussion of relative performance pertains to the JP Morgan GBI-EM Global Diversified Index.

What factors influenced performance?

—

The Fund’s outperformance versus the benchmark index was attributable mainly to country allocation. In particular, allocations to Venezuela, Brazil and Korea contributed positively to the Fund’s performance. Notably, Venezuelan sovereign debt continued to offer attractive credit-quality spreads and potential for price appreciation given expectations that a regime change would result from the presidential election scheduled for late 2012. Positions in Russian, Lithuanian and Turkish external debt (i.e., issued in US dollars) also aided performance. In addition, the Fund’s positioning in interest rates and currencies added incremental value. Specifically, local debt positioning in Mexico and Poland generated excess returns via interest rates, while the Fund’s diversification of funding currencies was a positive contributor to relative performance.

—

Detracting from relative performance was the Fund’s underweight in spread duration (lower sensitivity to changes in option-adjusted spreads) as spreads tightened significantly during the period. Holdings in more defensive issues in higher beta countries (those with greater sensitivity to market movements) also had a negative impact on returns. Lastly, the Fund’s short position on US interest rates was a detractor as US rates traded with high levels of volatility during the period, but overall, the US yield curve flattened by year end.

Describe recent portfolio activity.

—

Early in 2012, the Fund reduced its underweight in spread duration in order to increase portfolio risk as global sentiment improved, but remained underweight given the ongoing debt crisis in Europe. The Fund added an allocation to Lithuanian sovereign debt on the basis of attractive valuation, reduced exposure to Mexican interest rates and increased exposure to Venezuelan debt via sovereign bonds and credit default swaps. The Fund participated in Russia’s debt issuance in various maturities, which offered attractive spreads over US Treasury securities. With respect to active currency trading, the Fund closed its long position on the Chinese renminbi upon reaching its valuation target and reduced its long position in the Mexico peso. Toward the middle of the period, the Fund took some profit on the long side of its Mexican interest rate swaps as little upside potential remained in the trade. Given the economic outlook at that time, the Fund initiated a yield curve-flattening position in South Africa and reduced its high-conviction spread duration position in Argentina. The Fund also reduced its interest rate swap receiver position in Brazil on expectations that the central bank would pause its benchmark rate cutting cycle. With respect to currency trading, the Fund closed its long position in the Mexican peso following a strong rally in the currency. The Fund also closed its short position in the Australian dollar.

—

Following its investment strategy change, the Fund purchased local bonds in Brazil, Mexico, Poland and Malaysia. The Fund tactically traded long and short positions in a basket of emerging market currencies; however, the majority of the time, the Fund held a long position in emerging market currencies versus short positions in the US dollar, euro and Japanese yen.

—	The Fund held longer-dated cash bonds and credit default swaps in order to control Fund liquidity. The Fund’s cash position did not have a material impact on performance for the period.

Describe portfolio positioning at period end.

—

Relative to the JP Morgan GBI-EM Global Diversified Index, the Fund ended the period with an underweight in spread duration due to a combination of its long positions in emerging market interest rates versus its short positions in developed markets rates (via the US dollar and the euro). The Fund maintained a preference for currencies and interest rates in countries where central banks demonstrate a policy tightening bias. In this context, the Fund favored Russia and Mexico and maintained an underweight in Indonesian interest rates given the central bank’s looser policy bias. With respect to currency positioning, the Fund held a preference for the Mexican peso and Polish Zloty and underweights in the South African rand, Czech koruna and Columbian peso, while maintaining a diversified mix of funding currencies including the Australian dollar and the euro.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	86%
Corporate Bonds	10
Foreign Agency Obligations	4

Geographic Allocation	Percent of Long-Term Investments
Mexico	13%
Brazil	12
Turkey	12
South Africa	11
Poland	11
Russia	10
Indonesia	8
Hungary	6
Malaysia	6
Colombia	5
Peru	3
Uruguay	2
Other[1]	1

1 Other includes 1% or less holdings in each of the following countries: Philippines, Chile and Panama.

4	BLACKROCK FUNDS II	DECEMBER 31, 2012

BlackRock Emerging Market Local Debt Portfolio

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]     The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio”.

[3]     An unmanaged index that tracks local currency bonds. The Fund now uses this index as its benchmark rather than the JPMorgan EMBI Global Index because Fund management believes it is more relevant to the Fund’s new investment strategies.

[4]     This index tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

[5]     Commencement of operations.

Performance Summary for the Period Ended December 31, 2012

			Average Annual Total Returns[6]
			1 Year		Since Inception[7]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

BlackRock	3.73%	12.92%	20.25%	N/A	9.30%	N/A
Institutional	3.57	12.84	20.10	N/A	9.20	N/A
Investor A	3.15	12.58	19.78	14.98%	8.89	7.98%
Investor C	2.46	12.16	18.89	17.89	8.09	8.09
JP Morgan GBI-EM Global Diversified Index	–	9.13	16.76	N/A	8.64	N/A
JP Morgan EMBI Global Index	–	10.32	18.54	N/A	10.44	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees. This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio”.

[7]	The Fund commenced operations on February 1, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio

BlackRock	$1,000.00	$1,129.20	$ 4.55	$1,000.00	$1,020.86	$ 4.32	0.85%
Institutional	$1,000.00	$1,128.40	$ 5.24	$1,000.00	$1,020.21	$ 4.98	0.98%
Investor A	$1,000.00	$1,125.80	$ 6.68	$1,000.00	$1,018.85	$ 6.34	1.25%
Investor C	$1,000.00	$1,121.60	$10.67	$1,000.00	$1,015.08	$10.13	2.00%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2012	5

Fund Summary as of December 31, 2012	BlackRock International Bond Portfolio

Investment Objective

BlackRock International Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2012, the Fund outperformed its benchmark, the Citigroup Non-US Dollar World Government Bond Index.

What factors influenced performance?

—

The Fund benefited from its positions in Spanish and Italian sovereign debt as macro risk stemming from the European debt crisis eased during the period, resulting in yield compression in these two countries (bond prices generally rise as yields fall). In addition, the Fund’s long positions in spread sectors, most notably emerging market debt, US industrials and US finance aided performance. Emerging market debt performed particularly well across geographies, supported by investors’ desire for yield and the resilient growth potential of emerging market economies. US senior financials continued to be a significant contributor during the period as many of the Fund’s higher-conviction names generated strong returns. The Fund’s overweight to European agencies and supranationals also added to performance. Lastly, long positions in Australian government debt were not only a good source of income to the Fund, but also contributed price appreciation as the Australian Central Bank continued to reduce their benchmark rates.

—	Detracting from performance during the period was the Fund’s trading in developed market interest rates, specifically the United States, United Kingdom and France.

—

The Fund utilizes derivatives as a part of its investment strategy. Derivatives are used by the Fund as a means to hedge and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, foreign currency contracts detracted from performance.

Describe recent portfolio activity.

—	During the 12-month period, the Fund maintained overweight positions in Spanish and Italian debt as valuations remained attractive. The Fund began the period with significant exposures to emerging market debt and high yield debt, neither of which is represented in the benchmark index. However, as fixed income investors in search of yield flocked to these sectors during the period, prices became expensive and the Fund rotated into emerging market local currency bonds and diversified its sovereign debt holdings. The Fund continued to hold a positive view on these sectors, but maintained a disciplined investment approach. With respect to foreign currency exposure, the Fund generally maintained positioning in line with the benchmark index, but also engaged in trading where the Fund identified potential to produce sufficient excess returns, specifically in the Russian ruble, Mexican peso and the euro.

Describe portfolio positioning at period end.

—

Relative to the Citigroup Non-US Dollar World Government Bond Index, the Fund ended the period with a short duration bias (lower sensitivity to interest rate movements) in the United States. The Fund’s short “risk-free” rate theme is founded on the basis that central bank policy actions have reduced global uncertainty, which tends to compel investors to shift towards riskier assets. The Fund continued to hold overweight positions in short-to-intermediate Italian and Spanish sovereign debt given the potential for additional policy action from the European Central Bank, and remained tactical in these positions in light of expected new issuance. As of period end, the Fund was in the process of reducing exposure to common emerging market external sovereign debt due to valuation concerns, including Poland, while maintaining a preference for opportunities in the emerging market corporate space as well as under-bought foreign agencies outside of Russia and Latin America. In addition, the Fund was overweight in US financials, which continued to perform well despite less compelling valuations, and underweight in cyclical industrials based on valuation concerns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	61%
Corporate Bonds	21
Foreign Agency Obligations	12
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	3

Geographic Allocation	Percent of Long-Term Investments
Japan	13%
Italy	13
Australia	9
United Kingdom	8
Spain	6
Denmark	5
France	5
Belgium	5
United States	5
Philippines	5
Germany	4
Austria	4
Luxembourg	4
Finland	3
Netherlands	3
Canada	2
Switzerland	2
Other[1]	4

1Other includes 1% or less holding in each of the following countries: Sweden, Poland, Bermuda, Ireland, South Africa, Turks and Caicos Islands and South Korea.

6	BLACKROCK FUNDS II	DECEMBER 31, 2012

BlackRock International Bond Portfolio

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Service Shares do not have a sales charge.

[2]     The Fund invests primarily in non-dollar denominated bonds of issuers located outside the United States.

[3]     This unmanaged, market capitalization-weighted index tracks 22 government bond indices, excluding the United States.

Performance Summary for the Period Ended December 31, 2012

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

BlackRock	1.41%	2.75%	3.17%	N/A	4.08%	N/A	5.25%	N/A
Institutional	1.30	2.61	3.05	N/A	3.98	N/A	5.12	N/A
Service	1.23	2.57	2.77	N/A	3.73	N/A	4.85	N/A
Investor A	0.95	2.53	2.72	(1.38)%	3.65	2.81%	4.78	4.35%
Investor B	0.17	2.08	1.82	(2.55)	2.79	2.48	4.19	4.19
Investor C	0.18	2.15	1.94	0.97	2.87	2.87	3.97	3.97
Citigroup Non-US Dollar World Government Bond Index	–	1.53	1.51	N/A	5.24	N/A	6.38	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio

BlackRock	$1,000.00	$1,027.50	$ 3.92	$1,000.00	$1,021.27	$ 3.91	0.77%
Institutional	$1,000.00	$1,026.10	$ 4.43	$1,000.00	$1,020.76	$ 4.42	0.87%
Service	$1,000.00	$1,025.70	$ 5.75	$1,000.00	$1,019.46	$ 5.74	1.13%
Investor A	$1,000.00	$1,025.30	$ 6.11	$1,000.00	$1,019.10	$ 6.09	1.20%
Investor B	$1,000.00	$1,020.80	$10.62	$1,000.00	$1,014.63	$10.58	2.09%
Investor C	$1,000.00	$1,021.50	$ 9.96	$1,000.00	$1,015.28	$ 9.93	1.96%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2012	7

Fund Summary as of December 31, 2012	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

—	Effective October 1, 2012, the Fund added the BofA Merrill Lynch 3-Month US Treasury Bill Index as a benchmark of the Fund.

How did the Fund perform?

—

For the 12-month period ended December 31, 2012, the Fund outperformed its benchmarks, the Barclays US Universal Index and the BofA Merrill Lynch 3-Month US Treasury Bill Index. The following discussion of relative performance pertains to the Barclays US Universal Index.

What factors influenced performance?

—

The Fund’s outperformance versus the benchmark index was largely attributable to the Fund’s diverse exposure to credit sectors. Specifically, the Fund’s allocations to securitized credit, high yield credit, investment grade credit and emerging market debt were the primary drivers of performance for the period. Within Europe, the Fund’s positions in financials and high yield securities had a positive impact on returns. On a macro basis, the Fund’s tactical long position in Italian sovereign debt and subsequent shift into a paired trade against Spanish sovereign debt generated excess returns in the Fund.

—	Detracting from relative performance were the Fund’s hedge positions designed to protect the Fund against volatility in European sovereign and corporate debt, the euro currency and US high yield debt.

—

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to hedge and/or add exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the use of derivatives had a negative impact on performance, primarily as a consequence of the Fund’s hedging strategies.

Describe recent portfolio activity.

—

Early in the 12-month period, the Fund added to high yield and financials exposure while reducing duration to roughly one-half a year in order to capitalize on a rally in credit markets and protect the Fund against rising interest rates. Later in the year, the Fund shifted to a more defensive posture ahead of the US elections and looming US fiscal cliff (automatic tax increases and spending cuts scheduled to take effect at the beginning of 2013). The Fund actively managed duration throughout the 12-month period, while maintaining a short duration bias for most of the year.

—

Also during the period, the Fund reduced exposure to investment grade credits, while cautiously seeking to take advantage of relative value opportunities in industrials and financials. The Fund also reduced exposure to high yield instruments. The Fund added to positions in emerging markets and non-US developed markets. Within securitized sectors, the Fund added to positions in asset-backed securities, primarily in collateralized loan obligations, to take advantage of opportunities in that space, and also increased exposure to commercial mortgage-backed securities. The Fund added a tactical position via a structural yen short versus the US dollar to capitalize on the shift toward more accommodating monetary policy under a new political regime in Japan.

—	The Fund held a cash balance to cover its derivative positions and to maintain adequate liquidity. The cash position did not have a material impact on performance.

Describe Fund positioning at period end.

—

At period end, the Fund was structurally positioned to minimize duration risk while continuing to favor credit sectors of the market such as high yield corporate credit, securitized credit and emerging market sovereign and corporate credit. The Fund continued to tactically manage macro hedges to limit overall portfolio volatility.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	55%
Corporate Bonds	11
Non-Agency Mortgage-Backed Securities	7
Foreign Government Obligations	6
U.S. Treasury Obligations	6
Asset-Backed Securities	5
Investment Companies	2
Collateralized Debt Obligations	2
Floating Rate Loan Interests	2
Foreign Agency Obligations	2
Taxable Municipal Bonds	1
Preferred Securities	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	68%
AA/Aa	3
A	5
BBB/Baa	9
BB/Ba	5
B	4
CCC/Caa	1
Not Rated	5

[1]	Using the higher of Standard & Poor’s (“S&P”) or Moody’s rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

8	BLACKROCK FUNDS II	DECEMBER 31, 2012

BlackRock Strategic Income Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]     Under normal market conditions, the Fund will invest in a combination of other fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors.

[3]     An unmanaged, market value weighted index of fixed income securities issued in US dollars, including US government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[4]     An unmanaged market index of U.S. Treasury securities maturing in 90 days.

[5]     Commencement of operations.

Performance Summary for the Period Ended December 31, 2012

			Average Annual Total Returns[6]
			1 Year		Since Inception[7]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	3.06%	5.34%	9.91%	N/A	5.76%	N/A
Investor A	2.70	5.21	9.64	5.21%	5.50	4.61%
Investor C	2.07	4.82	8.84	7.84	4.70	4.70
Barclays US Universal Index	–	2.59	5.53	N/A	5.94	N/A
BofA Merrill Lynch 3-Month US Treasury Bill Index	–	0.07	0.11	N/A	0.43	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on February 5, 2008.
N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[10]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[8]	Ending Account Value December 31, 2012	Expenses Paid During the Period[9]

Institutional	$1,000.00	$1,053.40	$4.08	$3.36	$1,000.00	$1,021.17	$4.01	$1,021.87	$3.30
Investor A	$1,000.00	$1,052.10	$5.36	$4.64	$1,000.00	$1,019.91	$5.28	$1,020.61	$4.57
Investor C	$1,000.00	$1,048.20	$9.22	$8.49	$1,000.00	$1,016.14	$9.07	$1,016.84	$8.36

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.79% for Institutional, 1.04% for Investor A and 1.79% for Investor C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 0.90% for Investor A and 1.65% for Investor C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2012	9

About Fund Performance

—	BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

—	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans.

—

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS II	DECEMBER 31, 2012

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance their yields and NAVs. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on the Funds’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	11

Schedule of Investments December 31, 2012	BlackRock Emerging Market Local Debt Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Brazil – 3.5%
Vale Overseas Ltd., 6.25%, 1/11/16	USD	2,750	$3,101,313
Mexico – 4.5%
America Movil SAB de CV, 6.45%, 12/05/22	MXN	50,000	3,970,405
Total Corporate Bonds – 8.0%			7,071,718

Foreign Agency Obligations
Russia – 3.6%
Sberbank of Russia Via SB Capital SA, 4.95%, 2/07/17	USD	3,000	3,236,250

Foreign Government Obligations
Brazil – 6.5%
Federative Republic of Brazil:
12.50%, 1/05/16	BRL	6,850	4,131,746
8.50%, 1/05/24		2,700	1,605,495

			5,737,241
Chile – 0.2%
Republic of Chile, 5.50%, 8/05/20	CLP	70,000	162,663
Colombia – 4.3%
Republic of Colombia:
12.00%, 10/22/15	COP	1,900,000	1,306,344
7.75%, 4/14/21		3,046,000	2,157,368
9.85%, 6/28/27		450,000	390,331

			3,854,043
Hungary – 4.6%
Republic of Hungary:
5.50%, 2/12/14	HUF	220,000	998,311
6.75%, 2/24/17		335,000	1,566,278
6.50%, 6/24/19		178,000	830,570
7.00%, 6/24/22		135,000	650,458

			4,045,617

Foreign Government Obligations	Par (000)		Value
Indonesia – 6.7%
Republic of Indonesia:
7.38%, 9/15/16	IDR	10,000,000	$1,128,802
8.25%, 7/15/21		9,500,000	1,191,373
11.00%, 9/15/25		8,700,000	1,320,911
9.50%, 7/15/31		16,500,000	2,341,468

			5,982,554
Malaysia – 4.4%
Federation of Malaysia:
4.24%, 2/07/18	MYR	3,200	1,093,253
4.38%, 11/29/19		4,500	1,558,114
4.39%, 4/15/26		3,700	1,304,347

			3,955,714
Mexico – 5.8%
United Mexican States:
8.00%, 12/17/15	MXN	18,000	1,509,397
6.50%, 6/10/21		9,100	760,813
8.50%, 5/31/29		15,700	1,528,664
8.50%, 11/18/38		13,800	1,349,116

			5,147,990
Panama – 0.0%
Republic of Panama, 9.38%, 4/01/29	USD	1	1,710
Peru — 2.2%
Republic of Peru, 7.84%, 8/12/20	PEN	4,000	1,975,005
Philippines – 0.6%
Republic of the Philippines, 4.95%, 1/15/21	PHP	20,000	537,595
Poland – 8.9%
Republic of Poland:
5.75%, 4/25/14	PLN	8,350	2,787,254
6.25%, 10/24/15		5,600	1,959,869
5.50%, 10/25/19		6,800	2,484,900
5.75%, 9/23/22		1,800	681,734

			7,913,757
Russia – 4.6%
Russian Federation, 7.85%, 3/10/18	RUB	115,000	4,102,841

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ABS	Asset-Backed Security	KRW	South Korean Won
	AMBAC	American Municipal Bond	LIBOR	London Interbank Offered Rate
		Assurance Corp.	MXN	Mexican Peso
	ARS	Argentine Peso	MYR	Malaysian Ringgit
	AUD	Australian Dollar	NGN	Nigerian Naira
	BRL	Brazilian Real	NOK	Norwegian Krone
	CAD	Canadian Dollar	NZD	New Zealand Dollar
	CDO	Collateralized Debt Obligation	PEN	Peruvian Nuevo Sol
	CHF	Swiss Franc	PHP	Philippine Peso
	CLO	Collateralized Loan Obligation	PLN	Polish Zloty
	CLP	Chilean Peso	RB	Revenue Bonds
	CNY	Chinese Yuan	RON	Romanian New Leu
	COP	Colombian Peso	RUB	Russian Rouble
	CZK	Czech Koruna	SEK	Swedish Krona
	DKK	Danish Krone	SGD	Singapore Dollar
	EUR	Euro	SPDR	Standard & Poor’s Depositary
	EURIBOR	Euro Interbank Offered Rate		Receipts
	FKA	Formerly known as	TBA	To-be-announced
	GBP	British Pound	THB	Thai Baht
	GO	General Obligation	TRY	Turkish Lira
	HKD	Hong Kong Dollar	USD	US Dollar
	HUF	Hungarian Forint	UYU	Uruguayan Peso
	IDR	Indonesian Rupiah	WIBOR	Warsaw Interbank Offered Rate
	INR	Indian Rupee	ZAR	South African Rand
	JPY	Japanese Yen

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock Emerging Market Local Debt Portfolio (Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
South Africa – 9.0%
Republic of South Africa:
13.50%, 9/15/15	ZAR	21,040	$2,985,094
8.00%, 12/21/18		6,800	880,713
7.25%, 1/15/20		7,800	970,257
6.75%, 3/31/21		13,800	1,665,946
10.50%, 12/21/26		9,900	1,495,813

			7,997,823
Turkey – 9.6%
Republic of Turkey:
9.00%, 3/05/14	TRY	5,025	2,908,328
10.00%, 6/17/15		1,950	1,190,583
9.00%, 1/27/16		4,425	2,673,926
10.50%, 1/15/20		2,600	1,782,595

			8,555,432
Uruguay – 2.0%
Republic of Uruguay:
5.00%, 9/14/18	UYU	9,000	864,344
4.38%, 12/15/28		13,000	881,351

			1,745,695
Total Foreign Government Obligations – 69.4%			61,715,680

		Value
Total Long-Term Investments (Cost – $69,738,334) – 81.0%		$ 72,023,648

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (a)(b)	14,366,556	14,366,556
Total Short-Term Securities (Cost – $14,366,556) – 16.1%		14,366,556

Options Purchased
(Cost – $517,151) – 0.4%		357,433
Total Investments (Cost – $84,622,041) – 97.5%		86,747,637
Other Assets Less Liabilities – 2.5%		2,207,165

Net Assets – 100.0%		$88,954,802

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	6,516,179	7,850,377	14,366,556	$12,146	$138

(b)	Represents the current yield as of report date.

—	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(100)	U.S. Treasury Bonds (30 Year)	Chicago Board Options	March 2013	USD (14,750,000)	$(106,951)

—	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	17,710,000	USD	8,472,873	Credit Suisse Group AG	1/24/13	$147,568

CLP	1,087,480,000	USD	2,267,946	BNP Paribas SA	1/24/13	(4,390)

CLP	1,027,610,000	USD	2,152,739	UBS AG	1/24/13	(13,801)

HUF	144,317,344	USD	658,354	HSBC Holdings Plc	1/24/13	(6,572)

JPY	372,530,000	USD	4,342,560	UBS AG	1/24/13	(41,686)

MXN	38,676,785	USD	3,032,165	Citigroup, Inc.	1/24/13	(46,993)

MXN	65,370,000	USD	5,048,126	JPMorgan Chase & Co.	1/24/13	(2,704)

NGN	103,770,000	USD	650,800	Citigroup, Inc.	1/24/13	13,697

NGN	201,220,000	USD	1,263,707	Citigroup, Inc.	1/24/13	24,816

PLN	10,485,441	USD	3,365,032	Citigroup, Inc.	1/24/13	13,603

PLN	1,000,000	USD	323,864	JPMorgan Chase & Co.	1/24/13	(1,642)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	13

Schedule of Investments (continued)	BlackRock Emerging Market Local Debt Portfolio

—	Foreign currency exchange contracts as of December 31, 2012 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

RUB	10,660,000	USD	346,216	JPMorgan Chase & Co.	1/24/13	$ 1,142

RUB	271,320,000	USD	8,775,045	JPMorgan Chase & Co.	1/24/13	65,965

THB	313,960,000	USD	10,236,880	HSBC Holdings Plc	1/24/13	11,595

THB	6,640,000	USD	216,710	JPMorgan Chase & Co.	1/24/13	37

TRY	320,000	USD	177,319	JPMorgan Chase & Co.	1/24/13	1,436

USD	176,361	AUD	170,000	JPMorgan Chase & Co.	1/24/13	158

USD	8,767,234	AUD	8,347,084	UBS AG	1/24/13	115,620

USD	4,433,440	CHF	4,059,865	Goldman Sachs Group, Inc.	1/24/13	(7,518)

USD	4,986,262	COP	8,986,490,000	UBS AG	1/24/13	(90,278)

USD	1,774,752	CZK	34,029,175	Bank of America Corp.	1/24/13	(15,824)

USD	858,726	CZK	16,370,000	Deutsche Bank AG	1/24/13	(2,645)

USD	3,369,055	EUR	2,554,869	State Street Corp.	1/24/13	(3,977)

USD	2,649,247	GBP	1,634,107	State Street Corp.	1/24/13	(5,103)

USD	251,105	JPY	21,200,000	JPMorgan Chase & Co.	1/24/13	6,350

USD	4,190,467	JPY	351,334,240	UBS AG	1/24/13	134,299

USD	61,811	PLN	190,000	UBS AG	1/24/13	589

USD	2,687,236	RON	9,171,000	Bank of America Corp.	1/24/13	(23,982)

USD	69,518	RUB	2,130,000	UBS AG	1/24/13	112

USD	39,093	THB	1,200,000	JPMorgan Chase & Co.	1/24/13	(78)

USD	272,484	TRY	487,063	UBS AG	1/24/13	405

ZAR	9,055,250	USD	1,052,814	Citigroup, Inc.	1/24/13	11,571

ZAR	820,000	USD	96,084	JPMorgan Chase & Co.	1/24/13	302

IDR	51,000,000,000	USD	5,253,940	Deutsche Bank AG	1/25/13	21,467

IDR	7,211,010,000	USD	734,543	HSBC Holdings Plc	1/25/13	11,359

INR	139,690,000	USD	2,555,617	Citigroup, Inc.	1/25/13	(19,708)

MYR	27,030,000	USD	8,833,045	Deutsche Bank AG	1/25/13	(10,284)

MYR	6,550,000	USD	2,136,682	HSBC Holdings Plc	1/25/13	1,278

USD	1,872,049	MYR	5,750,000	JPMorgan Chase & Co.	1/25/13	(4,787)

INR	30,190,000	USD	544,553	HSBC Holdings Plc	2/22/13	793

USD	1,798,645	ARS	9,290,000	Bank of America Corp.	2/28/13	(12,760)

USD	780,000	ARS	4,087,200	Citigroup, Inc.	2/28/13	(16,940)

Total						$252,490

—	Over-the-counter options purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Notional Amount (000)	Market Value

USD Currency	JPMorgan Chase & Co.	Put	BRL 2.02	2/07/13	USD 6,000	$23,034

EUR Currency	Goldman Sachs Group, Inc.	Put	USD 1.23	11/18/13	EUR 8,000	118,823

EUR Currency	Goldman Sachs Group, Inc.	Put	USD 1.28	11/27/13	EUR 8,000	215,576
Total						$357,433

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	DECEMBER 31, 2012

Schedule of Investments (concluded)	BlackRock Emerging Market Local Debt Portfolio

—

Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	–	$7,071,718	–	$7,071,718
Foreign Agency Obligations	–	3,236,250	–	3,236,250
Foreign Government Obligations	–	61,715,680	–	61,715,680
Short-Term Securities	$14,366,556	–	–	14,366,556
Options Purchased:
Foreign Currency Exchange Contracts	–	357,433	–	357,433
Total	14,366,556	$72,381,081	–	$86,747,637

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$584,162	–	$584,162
Liabilities:
Foreign currency exchange contracts	–	(331,672)	–	(331,672)
Interest rate contracts	$(106,951)	–	–	(106,951)
Total	$(106,951)	$252,490	–	$145,539

1	Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$134,661	–	–	$134,661
Cash pledged as collateral for financial futures contracts	336,000	–	–	336,000
Total	$470,661	–	–	$470,661

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	15

Schedule of Investments December 31, 2012	BlackRock International Bond Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

France – 0.0%
Auto ABS, Series 2007-1, Class A, 0.30%, 2/25/19 (a)	EUR	21	$28,021

Italy – 0.1%
Auto ABS, Series 2007-2, Class A, 0.34%, 10/25/20 (a)		121	159,048

Luxembourg – 0.7%
Bumper 2 SA, Series 2011-2, Class A, 1.36%, 2/23/23 (a)		1,000	1,332,248

Netherlands – 0.2%
HIGHWAY BV, Series 2012-1, Class A, 1.21%, 3/26/24 (a)		300	398,680

United Kingdom – 0.7%
Bumper 2 SA, Series 2012-5, Class A2, 1.89%, 6/20/22 (a)	GBP	600	984,356
Turbo Finance, Series 2012-1, Class A, 1.89%, 2/20/19 (a)		262	427,902

			1,412,258

United States – 1.3%
Capital One Multi-Asset Execution Trust, Series 2004-3C, Class 3C, 6.63%, 4/19/17 (a)		550	924,529
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.32%, 7/25/37 (a)	USD	77	75,813
SLM Student Loan Trust, Series 2003-10, 5.15%, 12/15/39	GBP	1,280	1,767,410

			2,767,752

Total Asset-Backed Securities – 3.0%			6,098,007

Capital Trusts

Netherlands – 0.0%
Achmea BV, 5.13%, 6/29/49 (a)	EUR	90	115,589

Total Capital Trusts – 0.0%			115,589

Corporate Bonds

Australia – 0.6%
European Investment Bank, 6.00%, 8/06/20	AUD	1,125	1,291,408

Bermuda – 0.3%
Fidelity International Ltd., 7.13%, 2/13/24	GBP	390	699,980

Denmark – 2.2%
Nykredit Realkredit A/S:
2.00%, 1/01/13	DKK	12,785	2,258,518
1.32%, 10/01/38 (a)		5	909
Realkredit Danmark A/S, 2.00%, 1/01/14		12,450	2,239,256

			4,498,683

Finland – 0.5%
Nordic Investment Bank, 6.00%, 8/20/14	AUD	1,035	1,125,721

France – 0.3%
BNP Paribas SA, 3.06%, 12/20/14 (a)	USD	566	585,157

Germany – 0.9%
FMS Wertmanagement AoeR:
1.38%, 1/16/15	EUR	500	675,926
1.63%, 2/22/17		800	1,100,661

			1,776,587

Corporate Bonds	Par (000)		Value

Ireland – 0.5%
DEPFA ACS Bank, 1.65%, 12/20/16	JPY	40,000	$437,876
Intesa Sanpaolo Bank Ireland Plc, 4.00%, 8/08/13	EUR	500	669,848

			1,107,724

Italy – 0.2%
Davide Campari-Milano SpA, 5.38%, 10/14/16		216	311,136

Luxembourg – 3.1%
European Union:
3.25%, 11/07/14		2,050	2,862,350
3.13%, 1/27/15		2,500	3,504,042

			6,366,392

Netherlands – 1.1%
ABN AMRO Bank NV, 3.75%, 7/15/14		700	971,388
Allianz Finance II BV, 5.75%, 7/08/41 (a)		700	1,056,768
Linde Finance BV, 7.38%, 7/14/66 (a)		170	262,528

			2,290,684

Philippines – 4.6%
Asian Development Bank, 2.35%, 6/21/27	JPY	730,000	9,533,968

South Korea – 0.2%
POSCO, 5.25%, 4/14/21 (b)	USD	345	393,406

Sweden – 0.6%
Swedbank Hypotek AB, 2.00%, 1/31/14	EUR	921	1,238,718

Switzerland – 1.9%
Credit Suisse AG/Guernsey, 1.63%, 3/06/15 (b)	USD	1,000	1,018,605
European Investment Bank, 2.00%, 8/29/16	CHF	2,440	2,843,701

			3,862,306

United Kingdom – 1.3%
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (b)	USD	600	697,163
Virgin Media Secured Finance Plc, 5.50%, 1/15/21	GBP	515	937,958
Vodafone Group Plc, 2.50%, 9/26/22	USD	1,110	1,105,602

			2,740,723

United States – 3.1%
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		800	963,586
Ford Motor Credit Co. LLC, 12.00%, 5/15/15		1,620	1,988,550
General Electric Capital Corp., 6.50%, 9/28/15	NZD	2,745	2,420,125
Verisk Analytics, Inc., 4.13%, 9/12/22	USD	100	102,398
Wells Fargo & Co., 3.50%, 3/08/22		260	277,329
WM Covered Bond Program, 4.38%, 9/16/14	EUR	410	568,017

			6,320,005

Total Corporate Bonds – 21.4%			44,142,598

Foreign Agency Obligations

Australia – 1.6%
Commonwealth Bank of Australia, 5.75%, 12/17/13	AUD	3,180	3,386,789

Canada – 1.4%
CDP Financial, Inc., 3.00%, 11/25/14 (b)	USD	2,650	2,769,565

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock International Bond Portfolio (Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value

France – 1.0%
Electricite de France SA, 5.50%, 10/17/41	GBP	500	$889,592
Reseau Ferre de France, 5.50%, 12/01/21		600	1,175,355

			2,064,947

Germany – 3.4%
Kreditanstalt fuer Wiederaufbau:
5.50%, 8/08/13	AUD	550	579,357
4.13%, 7/04/17	EUR	560	858,788
5.50%, 1/22/18		2,800	4,560,485
2.63%, 8/16/19		650	947,094

			6,945,724

Ireland – 0.5%
Permanent TSB Plc, 3.60%, 1/14/13 (b)	USD	1,100	1,100,008

Netherlands – 1.1%
Fortis Bank Nederland NV, 3.38%, 5/19/14	EUR	750	1,033,109
LeasePlan Corp. NV, 3.25%, 5/22/14		950	1,306,166

			2,339,275

Spain – 1.2%
Banco Financiero y de Ahorros SA, 3.88%, 11/30/13		1,300	1,724,650
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	700	660,310

			2,384,960

United Kingdom – 1.4%
Network Rail Infrastructure Finance Plc, 4.88%, 11/27/15	GBP	1,630	2,964,670

Total Foreign Agency Obligations – 11.6%			23,955,938

Foreign Government Obligations

Australia – 6.4%
Commonwealth of Australia, 3.00%, 9/20/25	AUD	465	662,498
New South Wales Treasury Corp., 2.75%, 11/20/25		1,515	2,047,076
Queensland Treasury Corp., 6.00%, 9/14/17		8,955	10,371,302

			13,080,876

Austria – 4.0%
Republic of Austria:
4.30%, 7/15/14	EUR	3,500	4,909,286
4.00%, 9/15/16		2,205	3,296,033

			8,205,319

Belgium – 4.9%
Kingdom of Belgium:
4.25%, 9/28/13		2,000	2,720,433
2.75%, 3/28/16		995	1,413,830
4.00%, 3/28/17		200	300,819
3.50%, 6/28/17		3,880	5,741,130

			10,176,212

Canada – 1.1%
Province of Quebec, 4.25%, 12/01/43	CAD	2,000	2,285,674

Denmark – 3.2%
Kingdom of Denmark, 3.13%, 3/17/14	EUR	4,860	6,646,608

Finland – 2.4%
Republic of Finland, 4.25%, 7/04/15		3,425	4,996,874

Foreign Government Obligations	Par (000)		Value

France – 3.7%
Republic of France, 4.00%, 10/25/38	EUR	4,814	$7,548,245

Italy – 13.0%
Buoni Poliennali Del Tesoro:
3.75%, 4/15/16		1,370	1,874,374
4.75%, 9/15/16		4,700	6,629,730
4.00%, 2/01/17		3,100	4,255,335
4.75%, 5/01/17		400	562,619
4.50%, 2/01/20		1,625	2,226,739
4.25%, 3/01/20		3,645	4,916,612
4.75%, 9/01/21		600	825,000
5.50%, 9/01/22		1,405	2,010,841
5.00%, 8/01/39		325	428,772
5.00%, 9/01/40		2,315	3,054,104

			26,784,126

Japan – 13.4%
Development Bank of Japan (20 Year), 1.05%, 6/20/23	JPY	813,000	9,540,661
Government of Japan (10 Year):
Series 14, 1.20%, 12/10/17		66,300	832,687
Series 318, 1.00%, 9/20/21		29,000	345,231
Government of Japan (20 Year):
Series 99, 2.10%, 12/20/27		175,000	2,222,968
Series 130, 1.80%, 9/20/31		891,000	10,460,382
Government of Japan (30 Year):
Series 26, 2.40%, 3/20/37		72,000	916,142
Series 27, 2.50%, 9/20/37		124,000	1,605,210
Series 37, 1.90%, 9/20/42		143,000	1,629,406

			27,552,687

Poland – 0.4%
Republic of Poland, 5.13%, 4/21/21	USD	635	753,110

South Africa – 0.9%
Republic of South Africa, 6.50%, 2/28/41	ZAR	19,420	1,886,167

Spain – 4.8%
Kingdom of Spain:
3.15%, 1/31/16	EUR	10	13,074
3.25%, 4/30/16		983	1,283,116
4.25%, 10/31/16		1,390	1,861,162
5.50%, 7/30/17		526	735,192
4.10%, 7/30/18		55	71,631
4.60%, 7/30/19		500	659,245
5.50%, 4/30/21		1,275	1,721,984
4.80%, 1/31/24		800	995,794
4.20%, 1/31/37		2,285	2,406,772
4.70%, 7/30/41		170	191,187

			9,939,157

Turks and Caicos Islands – 0.7%
Turks and Caicos Islands, 3.20%, 2/22/16 (b)	USD	1,330	1,400,873

United Kingdom – 2.7%
United Kingdom Gilt, 4.50%, 12/07/42	GBP	2,679	5,548,223

Total Foreign Government Obligations – 61.6%			126,804,151

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	17

Schedule of Investments (continued)	BlackRock International Bond Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations – 2.5%
Netherlands – 0.4%
Storm BV, Series 2010-1, Class A1, 0.98%, 3/22/52 (a)	EUR	585	$775,447

United Kingdom – 1.6%
Arkle Master Issuer Plc:
Series 2010-2A, Class 1A1, 1.71%, 5/17/60 (a)(b)	USD	2,025	2,040,224
Series 2012-1A, Class 2A1, 2.01%, 5/17/60 (a)(b)		578	594,104
Holmes Master Issuer Plc, Series 2010-1A, Class A2, 1.74%, 10/15/54 (a)(b)		727	733,484

			3,367,812

United States – 0.5%
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 0.95%, 11/25/34 (a)		540	531,946
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 5.06%, 1/25/35 (a)		452	448,817

			980,763

Total Non-Agency Mortgage-Backed Securities – 2.5%			5,124,022

Total Long-Term Investments
(Cost – $195,670,498) – 100.1%			206,240,305

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	4,284,314	$4,284,314

Total Short-Term Securities
(Cost – $4,284,314) – 2.1%		4,284,314

Options Purchased

(Cost – $444,703) – 0.1%		170,443

Total Investments Before Options Written
(Cost – $200,399,515) – 102.3%		210,695,062

Options Written

(Premiums Received – $ 379,918) – (0.1)%		(140,604)

Total Investments Net of Options Written – 102.2%		210,554,458
Liabilities in Excess of Other Assets – (2.2)%		(4,614,430)

Net Assets – 100.0%		$205,940,028

Notes to Schedule of Investments
(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income	Realized Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	9,470,012	(5,185,698)	4,284,314	$6,721	$90

(d)	Represents the current yield as of report date.

—	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

12	Australian Government Bonds (10 Year)	Sydney	March 2013	USD	11,583,838	$1,830
76	Euro-Bund	Eurex	March 2013	USD	14,610,137	146,036
6	Euro-Buxl	Eurex	March 2013	USD	1,084,530	23,006
3	Gilt British	London	March 2013	USD	579,542	2,053
11	Japanese Government Bonds (10 Year)	Tokyo	March 2013	USD	18,239,164	(121,756)
1	U.S. Treasury Bonds (30 Year)	Chicago Board Options	March 2013	USD	147,500	(728)
(161)	Australian Government Bonds (3 Year)	Sydney	March 2013	USD	(49,127,309)	(22,256)
(2)	Canadian Government Bonds (10 Year)	Montreal	March 2013	USD	(272,524)	1,795
(60)	Euro-Bobl	Eurex	March 2013	USD	(10,123,020)	(67,217)
(311)	Euro-Schatz	Eurex	March 2013	USD	(45,506,739)	(32,964)
(20)	U.S. Treasury Notes (2 Year)	Chicago Board Options	March 2013	USD	(4,409,375)	(2,187)
(89)	U.S. Treasury Notes (5 Year)	Chicago Board Options	March 2013	USD	(11,072,852)	7,218
(41)	U.S. Treasury Notes (10 Year)	Chicago Board Options	March 2013	USD	(5,444,031)	20,942
(1)	Ultra Treasury Bonds	Chicago Board Options	March 2013	USD	(162,594)	470

Total						$(43,758)

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	DECEMBER 31, 2012

Schedule of Investments (continued)	BlackRock International Bond Portfolio

—	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

DKK	12,382,524	USD	2,196,145	Citigroup, Inc.	1/02/13	$(5,440)

DKK	255,721	USD	45,284	Citigroup, Inc.	1/02/13	(42)

EUR	703,316	USD	930,230	Deutsche Bank AG	1/02/13	(1,883)

USD	2,207,246	DKK	13,019,000	Barclays Plc	1/02/13	(96,135)

AUD	1,142,000	USD	1,190,227	Goldman Sachs Group, Inc.	1/16/13	(5,812)

AUD	169,000	USD	175,615	Goldman Sachs Group, Inc.	1/16/13	(338)

CAD	3,986,800	USD	4,075,441	JPMorgan Chase & Co.	1/16/13	(68,803)

DKK	11,924,003	USD	2,071,650	JPMorgan Chase & Co.	1/16/13	38,452

GBP	237,000	USD	379,881	UBS AG	1/16/13	5,097

GBP	211,000	USD	337,274	UBS AG	1/16/13	5,470

JPY	484,242,500	USD	5,900,000	Bank of New York Mellon Corp.	1/16/13	(309,782)

JPY	409,675,000	USD	5,000,000	Bank of New York Mellon Corp.	1/16/13	(270,608)

JPY	57,000,000	USD	714,762	Citigroup, Inc.	1/16/13	(56,740)

JPY	166,000,000	USD	2,025,700	Goldman Sachs Group, Inc.	1/16/13	(109,353)

JPY	3,586,757,000	USD	45,904,966	UBS AG	1/16/13	(4,498,536)

MXN	32,892,000	USD	2,542,366	JPMorgan Chase & Co.	1/16/13	(1,717)

NOK	2,476,100	USD	431,721	Deutsche Bank AG	1/16/13	13,524

PLN	5,093,200	USD	1,588,729	JPMorgan Chase & Co.	1/16/13	53,875

SEK	10,334,500	USD	1,558,654	UBS AG	1/16/13	29,862

SGD	1,178,000	USD	955,467	Royal Bank of Scotland Group Plc	1/16/13	8,844

USD	524,801	AUD	500,000	Royal Bank of Scotland Group Plc	1/16/13	6,230

USD	17,748,167	AUD	17,462,000	UBS AG	1/16/13	(362,377)

USD	540,890	CAD	535,000	Goldman Sachs Group, Inc.	1/16/13	3,228

USD	2,292,828	CAD	2,280,000	UBS AG	1/16/13	1,483

USD	1,806,947	CHF	1,677,000	UBS AG	1/16/13	(27,161)

USD	45,287	DKK	255,721	Citigroup, Inc.	1/16/13	34

USD	2,196,281	DKK	12,382,524	Citigroup, Inc.	1/16/13	5,038

USD	348,957	DKK	2,000,000	Credit Suisse Group AG	1/16/13	(4,968)

USD	705,012	GBP	440,000	Citigroup, Inc.	1/16/13	(9,716)

USD	344,757	GBP	215,000	Citigroup, Inc.	1/16/13	(4,485)

USD	146,287	GBP	90,000	Citigroup, Inc.	1/16/13	92

USD	330,183	GBP	205,000	UBS AG	1/16/13	(2,815)

USD	789,822	JPY	68,290,000	Citigroup, Inc.	1/16/13	1,465

USD	243,367	JPY	20,000,000	Citigroup, Inc.	1/16/13	12,482

USD	851,292	JPY	72,170,000	Citigroup, Inc.	1/16/13	18,143

USD	758,939	JPY	62,000,000	Citigroup, Inc.	1/16/13	43,195

USD	1,935,156	JPY	158,915,000	Citigroup, Inc.	1/16/13	100,601

USD	3,744,593	JPY	307,330,000	Citigroup, Inc.	1/16/13	196,698

USD	2,321,768	JPY	186,835,000	UBS AG	1/16/13	164,898

USD	2,066,790	NZD	2,548,000	JPMorgan Chase & Co.	1/16/13	(36,629)

USD	319,837	NZD	380,000	Royal Bank of Scotland Group Plc	1/16/13	6,141

USD	263,839	ZAR	2,283,000	Royal Bank of Scotland Group Plc	1/16/13	(4,828)

RUB	29,555,350	USD	935,000	Citigroup, Inc.	1/17/13	29,320

RUB	29,284,200	USD	935,000	UBS AG	1/17/13	20,473

EUR	1,738,000	USD	2,255,886	Deutsche Bank AG	1/23/13	38,665

EUR	6,000,000	USD	7,760,826	Deutsche Bank AG	1/23/13	160,525

EUR	1,400,000	USD	1,817,256	Royal Bank of Scotland Group Plc	1/23/13	31,059

EUR	1,561,000	USD	2,030,539	UBS AG	1/23/13	30,332

USD	3,995,838	EUR	3,080,000	Citigroup, Inc.	1/23/13	(70,455)

USD	2,064,615	EUR	1,590,000	Citigroup, Inc.	1/23/13	(34,543)

USD	922,423	EUR	720,000	Citigroup, Inc.	1/23/13	(28,139)

USD	258,786	EUR	200,000	Citigroup, Inc.	1/23/13	(5,259)

USD	857,069	EUR	650,000	Citigroup, Inc.	1/23/13	(1,077)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	19

Schedule of Investments (continued)	BlackRock International Bond Portfolio

—	Foreign currency exchange contracts as of December 31, 2012 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,069,107	EUR	810,000	Citigroup, Inc.	1/23/13	$(275)

USD	642,499	EUR	485,000	Citigroup, Inc.	1/23/13	2,190

USD	930,395	EUR	703,316	Deutsche Bank AG	1/23/13	1,860

USD	431,684	EUR	330,000	Royal Bank of Scotland Group Plc	1/23/13	(3,990)

USD	23,790,144	EUR	18,141,000	UBS AG	1/23/13	(160,060)

USD	2,571,060	EUR	2,000,000	UBS AG	1/23/13	(68,855)

MYR	4,181,000	USD	1,365,715	UBS AG	1/29/13	(1,414)

USD	2,298,305	JPY	186,430,000	Deutsche Bank AG	2/13/13	145,632

EUR	871,970	HUF	250,031,064	Deutsche Bank AG	2/14/13	24,729

USD	4,640,929	EUR	3,570,000	UBS AG	3/12/13	(74,261)

Total						$(5,126,859)

—	Exchange-traded options purchased as of December 31, 2012 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value

Euro Dollar Futures	Put	USD	98.50	12/16/13	510	$22,312

—	Over-the-counter interest rate swaptions purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/27/17	USD	6,100	$148,131

—	Exchange-traded options written as of December 31, 2012 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value

Euro Dollar Futures	Put	USD	98.00	12/16/13	510	$(12,750)

—	Over-the-counter interest rate swaptions written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/27/17	USD	12,200	$(127,854)

—	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation

3.13%[1]	3-month WIBOR	Deutsche Bank AG	12/16/14	PLN	35,790	$2,739
0.90%[2]	6-month EURIBOR	Deutsche Bank AG	11/30/17	EUR	3,900	40,121
1.78%[1]	6-month EURIBOR	Citigroup, Inc.	9/28/22	EUR	1,210	4,173

Total						$47,033

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

—	Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	DECEMBER 31, 2012

Schedule of Investments (concluded)	BlackRock International Bond Portfolio

—	Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$6,098,007	–	$6,098,007
Capital Trusts	–	115,589	–	115,589
Corporate Bonds	–	44,142,598	–	44,142,598
Foreign Agency Obligations	–	23,955,938	–	23,955,938
Foreign Government Obligations	–	126,804,151	–	126,804,151
Non-Agency Mortgage-Backed Securities	–	5,124,022	–	5,124,022
Short-Term Securities	$4,284,314	–	–	4,284,314
Options Purchased:
Interest Rate Contracts	22,312	148,131	–	170,443

Total	$4,306,626	$206,388,436	–	$210,695,062

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$1,199,637	–	$1,199,637
Interest rate contracts	$203,350	47,033	–	250,383
Liabilities:
Foreign currency exchange contracts	(76,220)	(6,250,276)	–	(6,326,496)
Interest rate contracts	(259,858)	(127,854)	–	(387,712)

Total	$(132,728)	$(5,131,460)	–	$(5,264,188)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and written options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and written options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$2,332,743	–	–	$2,332,743
Cash pledged as collateral for financial futures contracts	656,000	–	–	656,000
Liabilities:
Bank overdraft	–	$(3,505)	–	(3,505)
Cash received as collateral for swap contracts	–	(100,000)	–	(100,000)

Total	$2,988,743	$(103,505)	–	$2,885,238

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	21

Consolidated Schedule of Investments December 31, 2012	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

Cayman Islands – 0.1%
AH Mortgage Advance Co. Ltd., Series SART-3, Class 1A1, 2.98%, 3/13/43 (a)	USD	5,280	$5,302,630

United States – 10.3%
321 Henderson Receivables I LLC:
Series 2010-3A, Class A, 3.82%, 12/15/48 (a)		3,295	3,475,444
Series 2012-3A, Class A, 3.22%, 9/15/65 (a)		4,134	4,127,623
AH Mortgage Servicer Advance Revolving Trust 1, Series SART-1, Class A1R, 2.23%, 5/10/43 (a)		2,940	2,942,058
Ally Auto Receivables Trust, Series 2010-5, Class C, 2.90%, 5/15/17 (a)		2,470	2,563,843
AmeriCredit Automobile Receivables Trust:
Series 2011-3, Class D, 4.04%, 7/10/17		2,000	2,121,410
Series 2011-5, Class C, 3.44%, 10/08/17		4,500	4,753,643
Series 2012-2, Class C, 2.64%, 10/10/17		2,575	2,645,748
Series 2012-2, Class D, 3.38%, 4/09/18		3,540	3,664,027
Series 2012-3, Class C, 2.42%, 5/08/18		2,540	2,634,816
Series 2012-3, Class D, 3.03%, 7/09/18		1,680	1,719,154
Series 2012-4, Class B, 1.31%, 11/08/17		1,675	1,683,337
Series 2012-4, Class C, 1.93%, 8/08/18		2,640	2,660,904
Series 2012-4, Class D, 2.68%, 10/09/18		5,475	5,540,538
Series 2012-5, Class D, 2.35%, 12/10/18		3,895	3,891,724
Capital One Multi-Asset Execution Trust, Series 2004-3C, Class 3C, 6.63%, 4/19/17 (b)	GBP	1,500	2,521,442
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 8/15/17	USD	1,515	1,549,969
Series 2012-1, Class C, 2.20%, 10/16/17		910	932,001
Series 2012-1, Class D, 3.09%, 8/15/18		2,000	2,050,542
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.81%, 11/07/23 (a)(b)		2,320	2,325,408
Series 2012-1A, Class C, 2.21%, 11/07/23 (a)(b)		1,495	1,498,467
Credit Acceptance Auto Loan Trust:
Series 2010-1, Class A, 2.06%, 4/16/18 (a)		1,181	1,181,542
Series 2010-1, Class B, 3.63%, 10/15/18 (a)		5,450	5,490,057
Series 2011-1, Class A, 2.61%, 3/15/19 (a)		5,000	5,085,915
Series 2011-1, Class B, 3.96%, 9/15/19 (a)		2,250	2,313,261
Series 2012-2A, Class A, 1.52%, 3/16/20 (a)		3,865	3,866,078
Series 2012-2A, Class B, 2.21%, 9/15/20 (a)		1,750	1,769,133
DT Auto Owner Trust:
Series 2011-3A, Class C, 4.03%, 2/15/17 (a)		1,840	1,861,254
Series 2011-3A, Class D, 5.83%, 3/15/18 (a)		7,295	7,583,306
Series 2012-1A, Class B, 2.26%, 10/16/17 (a)		2,500	2,504,737
Series 2012-1A, Class C, 3.38%, 10/16/17 (a)		1,400	1,403,896
Series 2012-1A, Class D, 4.94%, 7/16/18 (a)		3,285	3,329,781

Asset-Backed Securities	Par (000)		Value

United States (continued)
Series 2012-2A, Class B, 1.85%, 4/17/17 (a)	USD	480	$480,763
Series 2012-2A, Class C, 2.72%, 4/17/17 (a)		200	200,429
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A4, 0.42%, 12/25/36 (b)		11,870	5,944,033
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class D, 2.41%, 9/15/15 (a)		1,265	1,273,006
Series 2011-2, Class C, 2.37%, 9/15/15		3,025	3,050,746
Series 2011-2, Class D, 2.86%, 9/15/15		2,100	2,104,502
Series 2012-1, Class C, 1.71%, 1/15/16 (b)		3,470	3,488,186
Series 2012-1, Class D, 2.31%, 1/15/16 (b)		3,250	3,275,499
Series 2012-2, Class C, 2.86%, 1/15/19		815	844,252
Series 2012-2, Class D, 3.50%, 1/15/19		1,445	1,495,946
Series 2012-4, Class C, 1.39%, 9/15/16		1,975	1,982,752
Series 2012-4, Class D, 2.09%, 9/15/16		3,445	3,447,074
GSAA Trust, Series 2005-11, Class 2A1, 0.49%, 10/25/35 (b)		4,587	3,986,015
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A1, 1.34%, 10/15/43 (a)		1,445	1,448,613
Series 2012-T2, Class A2, 1.99%, 10/15/45 (a)		1,710	1,734,581
Series 2012-T2, Class B1, 1.74%, 10/15/43 (a)		1,269	1,272,966
Series 2012-T2, Class B2, 2.48%, 10/15/45 (a)		1,150	1,162,650
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		2,010	2,035,877
Lehman XS Trust, Series 2007-3, Class 2A1, 0.29%, 3/25/37 (b)		14,366	13,558,642
Nelnet Student Loan Trust:
Series 2006-1, Class A5, 0.42%, 8/23/27 (b)		1,910	1,819,424
Series 2008-3, Class A4, 1.96%, 11/25/24 (b)		4,435	4,651,432
PFS Financing Corp.:
Series 2012-AA, Class A, 1.41%, 2/15/16 (a)(b)		3,490	3,518,601
Series 2012-AA, Class B, 1.91%, 2/15/16 (a)(b)		4,965	4,980,277
Series 2012-BA, Class B, 1.71%, 10/17/16 (a)(b)		4,030	4,031,311
Santander Consumer Acquired Receivables Trust:
Series 2011-S1A, Class B, 1.66%, 8/15/16 (a)		6,267	6,320,025
Series 2011-S1A, Class C, 2.01%, 8/15/16 (a)		8,960	9,003,575
Series 2011-S1A, Class D, 3.15%, 8/15/16 (a)		4,110	4,139,622
Series 2011-WO, Class C, 3.19%, 10/15/15 (a)		9,310	9,543,318
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		2,580	2,668,019
Series 2011-1, Class D, 4.01%, 2/15/17		5,000	5,222,695
Series 2011-3, Class C, 3.09%, 5/15/17		1,000	1,028,582
Series 2011-4, Class C, 3.82%, 8/15/17		445	458,944
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		1,751	1,756,646

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	DECEMBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

United States (concluded)
Series 2011-S1A, Class C, 1.89%, 5/15/17 (a)	USD	840	$842,917
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		3,019	3,028,105
Series 2011-S2A, Class C, 2.86%, 6/15/17 (a)		108	109,001
Series 2011-S2A, Class D, 3.35%, 6/15/17 (a)		2,872	2,887,086
Series 2012-1, Class B, 2.72%, 5/16/16		1,780	1,825,491
Series 2012-1, Class C, 3.78%, 11/15/17		2,400	2,509,310
Series 2012-3, Class B, 1.94%, 12/15/16		4,175	4,226,745
Series 2012-3, Class C, 3.01%, 4/16/18		5,690	5,867,431
Series 2012-3, Class D, 3.64%, 5/15/18		4,685	4,868,235
Series 2012-4, Class C, 2.94%, 12/15/17		3,395	3,510,661
Series 2012-4, Class D, 3.50%, 6/15/18		4,590	4,774,243
Series 2012-5, Class B, 1.56%, 8/15/18		3,740	3,756,041
Series 2012-5, Class C, 2.70%, 8/15/18		1,780	1,839,327
Series 2012-5, Class D, 3.30%, 9/17/18		1,515	1,560,756
Series 2012-6, Class D, 2.52%, 9/17/18		6,380	6,376,625
Series 2012-AA, Class D, 2.46%, 12/17/18 (a)		7,380	7,377,786
Scholar Funding Trust, Series 2011-A, Class A, 1.21%, 10/28/43 (a)(b)		4,510	4,504,737
SLM Student Loan Trust:
Series 2003-B, Class A2, 0.71%, 3/15/22 (b)		6,296	6,180,488
Series 2004-B, Class A2, 0.51%, 6/15/21 (b)		3,020	2,979,848
Series 2005-A, Class A3, 0.51%, 6/15/23 (b)		10,055	9,012,045
Series 2011-A, Class A3, 2.71%, 1/15/43 (a)(b)		13,525	14,102,342
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		1,460	1,582,653
Series 2011-B, Class A3, 2.46%, 6/16/42 (a)(b)		4,550	4,667,167
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		3,840	4,290,163
Series 2012-A, Class A1, 1.61%, 8/15/25 (a)(b)		2,222	2,251,730
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		3,415	3,688,401
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		5,750	6,134,560
Series 2012-C, Class A1, 1.31%, 8/15/23 (a)(b)		4,964	5,005,831
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		9,015	9,563,617
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		12,600	13,194,796
Series 2012-E, Class A2A, 2.09%, 6/15/45 (a)		4,560	4,608,272
STRIPs Ltd., Series 2012-1A, Class A 1.50%, 12/25/44 (a)		10,274	10,153,618
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		7,700	7,790,182
Series 2012-C, Class C, 4.55%, 8/15/22		4,510	4,789,972
Series 2012-C, Class M, 3.32%, 8/15/22		2,270	2,389,096
Series 2012-D, Class A, 2.15%, 4/17/23		2,290	2,325,266
Series 2012-D, Class B, 3.34%, 4/17/23		3,290	3,322,563
Series 2012-D, Class M, 3.09%, 4/17/23		2,525	2,520,477

			384,037,645

Total Asset-Backed Securities – 10.4%			389,340,275

Collateralized Debt Obligations	Par (000)		Value

Cayman Islands – 4.1%
Alm Loan Funding:
Series 2012-7A, Class A1, 1.70%, 10/19/24 (a)(b)	USD	9,265	$9,265,000
Series 2012-7A, Class C, 4.78%, 10/19/24 (a)(b)		1,125	1,072,688
ARES CLO Ltd., Series 2012-2A, Class C, 3.83%, 10/12/23 (a)(b)		2,000	1,919,000
Atrium CDO Corp., Series 5A, Class C, 1.86%, 7/20/20 (a)(b)		5,000	4,200,000
Babson CLO, Inc., Series 2007-1A, Class C, 1.57%, 1/18/21 (a)(b)		4,500	3,600,000
Callidus Debt Partners CLO Fund VII Ltd., Series 7A, Class C, 2.57%, 1/21/21 (a)(b)		2,500	2,175,000
Carlyle Global Market Strategies:
Series 2012-4A, Class D, 4.81%, 1/20/25 (a)(b)		650	628,420
Series 2012-4A, Class E, 5.81%, 1/20/25 (a)(b)		3,400	3,034,942
Carlyle High Yield Partners X Ltd., Series 2007-10A, Class D, 1.52%, 4/19/22 (a)(b)		2,500	2,000,000
CIFC Funding Ltd., Series 2012-3A, Class A2L, 2.56%, 1/29/25 (a)(b)		4,480	4,390,400
CSAM Funding, Series 2A, Class B1, 7.05%, 10/15/16 (a)		4,000	4,060,000
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.52%, 10/20/43 (a)(b)		4,101	3,772,451
ECP CLO Ltd.:
Series 2008-1A, Class A2, 3.31%, 3/17/22 (a)(b)		6,175	6,175,000
Series 2012-4A, Class A1, 1.66%, 6/19/24 (a)(b)		4,790	4,741,190
Fraser Sullivan CLO Ltd.:
Series 2006-2A, Class B, 0.71%, 12/20/20 (a)(b)		2,000	1,870,000
Series 2011-5A, Class D, 4.36%, 2/23/21 (a)(b)		1,000	950,000
Series 2012-7A, Class C, 4.32%, 4/20/23 (a)(b)		3,000	2,793,090
Series 2012-7A, Class D, 5.82%, 4/20/23 (a)(b)		5,000	4,511,650
Galaxy CLO Ltd., Series 2012-12A, Class A, 1.71%, 5/19/23 (a)(b)		11,500	11,500,000
Goldentree Loan Opportunities VI Ltd.:
Series 2012-6A, Class D, 4.53%, 4/17/22 (a)(b)		4,900	4,610,410
Series 2012-6A, Class E, 5.83%, 4/17/22 (a)(b)		7,000	6,475,000
Highbridge Loan Management Ltd., Series 2012-1A, Class B, 4.86%, 9/20/22 (a)(b)		3,000	2,988,750
ING Investment Management Co.:
Series 2012-2A, Class A, 1.97%, 10/15/22 (a)(b)		6,455	6,455,000
Series 2012-2A, Class C, 3.89%, 10/15/22 (a)(b)		5,000	4,712,500
Series 2012-3A, Class D, 5.07%, 10/15/22 (a)(b)		4,000	3,910,000
Series 2012-3A, Class E, 6.17%, 10/15/22 (a)(b)		1,500	1,410,000
Series 2012-4A, Class C, 4.73%, 10/15/23 (a)(b)		2,900	2,793,860
KKR Financial CLO Corp., Series 2007-AA, Class A, 1.09%, 10/15/17 (a)(b)		8,903	8,813,567
LCM IX LP:
Series 10A, Class C, 3.48%, 4/15/22 (a)(b)		5,000	4,971,000

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	23

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Collateralized Debt Obligations	Par (000)		Value

Cayman Islands (concluded)
Series 10A, Class E, 6.08%, 4/15/22 (a)(b)	USD	2,000	$1,829,200
Series 9A, Class E, 4.54%, 7/14/22 (a)(b)		3,000	2,527,500
Madison Park Funding I Ltd., Series 2012-8A, Class D, 4.67%, 4/22/22 (a)(b)		3,250	3,077,750
Marea CLO Ltd.:
Series 2012-1A, Class B, 2.81%, 10/16/23 (a)(b)		2,143	2,090,497
Series 2012-1A, Class C, 3.91%, 10/16/23 (a)(b)		1,964	1,895,260
Muir Woods CLO Ltd., Series 2012-1A, Class C, 4.06%, 9/14/23 (a)(b)		2,500	2,468,750
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 4.56%, 1/15/24 (a)(b)		1,000	936,900
OHA Loan Funding Ltd., Series 2012-1A, Class A, 1.70%, 1/23/25 (a)(b)		12,260	12,260,000
Symphony CLO VI Ltd., Series 2008-6A, Class B, 4.33%, 7/16/19 (a)(b)		6,000	6,066,000
Venture CDO Ltd., Series 2012-12A, Class D, 3.96%, 2/28/24 (a)(b)		500	436,250

			153,387,025

Jersey – 0.0%
Canaras Summit CLO Ltd., Series 2007-1A, Class C, 1.11%, 6/19/21 (a)(b)		2,250	1,935,000

United States – 0.1%
Morgan Stanley, Series 2007-XLC1, Class A2 0.53%, 7/17/17 (b)		3,293	3,160,971

Total Collateralized Debt Obligations – 4.2%			158,482,996

Common Stocks	Shares

United States – 0.1%
Corrections Corp. of America		71,400	2,532,558
Dean Foods Co. (c)		79,000	1,304,290

Total Common Stocks – 0.1%			3,836,848

Corporate Bonds	Par (000)

Australia – 0.1%
Leighton Finance USA Pty Ltd., 5.95%, 11/13/22	USD	3,500	3,705,100

Belgium – 0.1%
Ontex IV SA:
7.50%, 4/15/18	EUR	979	1,376,234
9.00%, 4/15/19		560	779,831

			2,156,065

Bermuda – 0.2%
Aircastle Ltd., 6.25%, 12/01/19 (a)	USD	2,000	2,085,000
Digicel Ltd., 8.25%, 9/01/17 (a)		2,345	2,509,150
Seadrill Ltd., 5.63%, 9/15/17 (a)		4,470	4,436,475

			9,030,625

Brazil – 0.1%
OGX Austria GmbH:
8.50%, 6/01/18 (a)		427	384,300
8.38%, 4/01/22 (a)		2,190	1,828,650

			2,212,950

Corporate Bonds	Par (000)		Value

British Virgin Islands – 0.3%
Big Will Investments Ltd., 10.88%, 4/29/16	USD	2,600	$2,847,949
Central Plaza Development Ltd., 7.60%, 11/29/15	CNY	15,000	2,523,480
CLP Power Hong Kong Financing Ltd., 2.88%, 4/26/23	USD	2,400	2,338,140
Franshion Investment Ltd., 4.70%, 10/26/17		3,400	3,389,752
Winsway Coking Coal Holding Ltd., 8.50%, 4/08/16		800	674,000

			11,773,321

Canada – 0.4%
MEG Energy Corp.:
6.50%, 3/15/21 (a)		3,130	3,294,325
6.38%, 1/30/23 (a)		2,845	2,965,913
New Gold, Inc., 7.00%, 4/15/20 (a)		690	736,575
Nexen, Inc., 6.40%, 5/15/37		3,750	4,848,007
Novelis, Inc., 8.75%, 12/15/20		3,930	4,381,950

			16,226,770

Cayman Islands – 1.5%
China Overseas Finance Cayman V Ltd.:
3.95%, 11/15/22		5,600	5,600,314
5.35%, 11/15/42		900	929,970
China Overseas Grand Oceans Finance Cayman Ltd., 2.00%, 3/21/17 (d)	HKD	35,000	5,308,127
China SCE Property Holdings Ltd., 11.50%, 11/14/17	USD	2,000	2,188,916
Fantasia Holdings Group Co. Ltd., 13.75%, 9/27/17		4,100	4,530,496
Fibria Overseas Finance Ltd., 6.75%, 3/03/21		1,361	1,507,308
Hidili Industry International Development Ltd., 8.63%, 11/04/15		3,000	2,340,000
Hutchison Whampoa International 12 II Ltd.:
2.00%, 11/08/17		4,300	4,296,792
3.50%, 11/08/22		2,600	2,611,710
Kaisa Group Holdings Ltd., 12.88%, 9/18/17		4,000	4,495,952
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 12/30/24	GBP	264	377,394
Series A7, 4.77%, 6/30/33		1,409	2,014,383
SOHO China Ltd., 7.13%, 11/07/22	USD	5,000	4,978,235
Sunac China Holdings Ltd., 12.50%, 10/16/17		3,100	3,445,433
Transocean, Inc., 6.00%, 3/15/18		9,190	10,658,461
Yuzhou Properties Co., 11.75%, 10/25/17		1,450	1,612,736

			56,896,227

China – 0.2%
COSCO Finance 2011 Ltd., 4.00%, 12/03/22		5,750	5,859,250

Curacao – 0.2%
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22		5,813	5,880,187

Finland – 0.2%
Nokia Oyj, 5.00%, 10/26/17	EUR	3,100	5,564,942

France – 0.5%
Accor SA, 2.88%, 6/19/17		700	955,833
Autoroutes du Sud de la France SA, 4.13%, 4/13/20		3,350	4,982,320
Eutelsat SA, 3.13%, 10/10/22		2,800	3,812,265
Gecina SA, 4.75%, 4/11/19		700	1,022,417
Pernod-Ricard SA, 4.88%, 3/18/16		2,400	3,518,588
Valeo SA, 4.88%, 5/11/18		2,400	3,522,811

			17,814,234

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	DECEMBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Germany – 0.3%
IVG Immobilien AG, 8.00%, 5/29/49 (b)	EUR	1,300	$869,126
SAP AG:
1.00%, 11/13/15		1,760	2,322,011
2.13%, 11/13/19		2,040	2,721,149
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (a)	USD	1,205	1,244,163
5.75%, 1/15/23	EUR	2,205	3,070,585

			10,227,034

Hong Kong – 0.4%
China Taiping Capital Ltd., 4.13%, 11/21/22	USD	4,000	4,003,600
Citic Pacific Ltd., 6.80%, 1/17/23		2,000	2,029,896
Hero Asia Investment Ltd., 5.25%, 12/07/49 (b)		2,200	2,240,542
LS Finance 2022 Ltd., 4.25%, 10/16/22		1,900	1,892,210
Sino MTN Ltd., 3.25%, 9/21/17		5,000	4,985,020

			15,151,268

India – 0.4%
Axis Bank Ltd., 5.13%, 9/05/17		3,300	3,490,321
ICICI Bank Ltd./Dubai:
4.70%, 2/21/18		4,000	4,201,328
4.70%, 2/21/18		5,100	5,356,693
Sintex Industries Ltd., 7.50%, 11/29/17 (d)		3,000	2,985,000

			16,033,342

Indonesia – 0.0%
Theta Capital Pte Ltd., 7.00%, 5/16/19		1,400	1,460,421

Ireland – 0.3%
Ardagh Packaging Finance Plc, 9.13%, 10/15/20 (a)		1,103	1,202,270
Ardagh Packaging Finance Plc/Ardagh MP Holdings USA, Inc., 7.38%, 10/15/17 (a)		590	640,888
Novatek OAO via Novatek Finance Ltd., 4.42%, 12/13/22 (a)		6,465	6,505,406
Porsche International Financing Plc, 3.88%, 2/01/16	EUR	2,434	3,446,703

			11,795,267

Italy – 0.4%
Buzzi Unicem SpA, 6.25%, 9/28/18		2,839	3,998,287
Davide Campari-Milano SpA, 4.50%, 10/25/19		1,062	1,472,005
Intesa Sanpaolo SpA, 3.75%, 3/02/20 (b)		900	1,003,828
Lottomatica Group SpA, 3.50%, 3/05/20		1,900	2,569,389
Snam SpA, 3.88%, 3/19/18		3,698	5,231,830

			14,275,339

Luxembourg – 0.2%
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18		1,225	1,608,864
GCL Holdings SCA, 9.38%, 4/15/18		1,300	1,840,351
Intelsat Luxembourg SA, 11.50%, 2/04/17 (e)	USD	3,760	3,995,000
Schmolz + Bickenbach Luxembourg SA, 9.88%, 5/15/19	EUR	1,648	1,805,491

			9,249,706

Netherlands – 1.0%
Allianz Finance II BV, 5.75%, 7/08/41 (b)		4,400	6,642,542
BMW Finance NV, 3.38%, 12/14/18	GBP	2,600	4,494,995
Enel Finance International NV, 4.88%, 4/17/23	EUR	2,839	3,921,609
ING Bank NV:
0.99%, 5/23/16 (b)	USD	900	845,818
6.13%, 5/29/23 (b)	EUR	740	1,064,604
IVG Finance BV, 1.75%, 3/29/17		100	117,199
LeasePlan Corp. NV, 3.00%, 10/23/17 (a)	USD	3,050	3,079,789

Corporate Bonds	Par (000)		Value

Netherlands (concluded)
Louis Dreyfus Commodities BV, 8.25%, 9/29/49 (b)	USD	2,000	$2,113,800
LyondellBasell Industries NV, 5.75%, 4/15/24		5,000	5,875,000
Siemens Financieringsmaatschappij NV, 2.75%, 9/10/25	GBP	3,800	6,017,135
VimpelCom Holdings BV, 7.50%, 3/01/22	USD	2,075	2,378,469

			36,550,960

Singapore – 0.8%
BOC Aviation Pte Ltd., 2.88%, 10/10/17		3,900	3,841,890
CapitaLand Ltd., 2.88%, 9/03/16	SGD	5,000	4,386,845
CapitaLand Treasury Ltd., 4.08%, 9/20/22	USD	5,300	5,393,677
Oversea-Chinese Banking Corp. Ltd.:
3.75%, 11/15/22		7,000	7,370,230
3.15%, 3/11/23 (b)		5,000	5,104,240
SP PowerAssets Ltd., 2.70%, 9/14/22		3,700	3,633,744

			29,730,626

Spain – 0.7%
Ayt Cedulas Cajas Global:
3.50%, 3/14/16	EUR	1,200	1,470,086
4.00%, 3/21/17		1,700	2,075,263
4.25%, 6/14/18		300	358,883
AyT Cedulas Cajas IX Fondo de Titulizacion, 3.75%, 3/31/15		4,700	5,935,351
AyT Cedulas Cajas VIII Fondo de Titulizacion de Activos, 4.25%, 11/18/19		300	340,250
AyT Cedulas Cajas X Fondo de Titulizacion:
0.26%, 6/30/15 (b)		1,000	1,147,764
3.75%, 6/30/25		4,500	4,329,183
Banco Santander SA, 3.25%, 2/17/15		2,400	3,207,181
Bankinter SA, 3.88%, 10/30/15		2,400	3,176,408
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25		1,400	1,360,971
4.25%, 4/10/31		2,900	2,692,686
Cedulas TDA 7 Fondo de Titulizacion de Activos, 3.50%, 6/20/17		100	116,367

			26,210,393

Sweden – 0.0%
Scandinavian Airlines System Denmark-Norway- Sweden, 9.65%, 6/16/14		800	1,050,612

Switzerland – 0.1%
Dufry Finance SCA, 5.50%, 10/15/20 (a)	USD	1,886	1,952,010

Thailand – 0.1%
PTT Global Chemical PCL, 4.25%, 9/19/22		5,000	5,178,955

United Arab Emirates – 0.0%
ICICI Bank Ltd./Dubai, 4.75%, 11/25/16 (a)		1,350	1,415,106

United Kingdom – 2.5%
Algeco Scotsman Global Finance Plc, 9.00%, 10/15/18	EUR	2,638	3,586,510
Annington Finance No. 4 Plc, 1.51%, 1/10/23 (b)	GBP	4,886	7,667,284
Bakkavor Finance 2 Plc, 8.25%, 2/15/18		740	1,214,120
BMW UK Capital Plc, 5.00%, 10/02/17		930	1,713,320
Co-Operative Group Ltd.:
5.63%, 7/08/20 (f)		1,730	2,902,907
6.25%, 7/08/26 (f)		1,850	3,125,836
Enterprise Inns Plc, 6.50%, 12/06/18		985	1,550,488
Gala Group Finance Plc, 8.88%, 9/01/18		1,983	3,414,578
Great Places Housing Group Ltd., 4.75%, 10/22/42		1,629	2,728,260
Hammerson Plc, 2.75%, 9/26/19	EUR	1,895	2,571,032
House of Fraser Funding Plc, 8.88%, 8/15/18	GBP	1,418	2,418,656
Imperial Tobacco Finance Plc, 4.50%, 7/05/18	EUR	1,411	2,127,708

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	25

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

United Kingdom (concluded)
INEOS Finance Plc:
8.38%, 2/15/19 (a)	USD	2,250	$2,424,375
7.50%, 5/01/20 (a)		805	843,238
Lloyds TSB Bank Plc:
11.88%, 12/16/21 (b)	EUR	4,506	7,470,586
6.50%, 9/17/40	GBP	1,650	3,343,846
Marks & Spencer Plc, 4.75%, 6/12/25		950	1,566,053
Mondi Finance Plc, 5.75%, 4/03/17	EUR	2,400	3,642,276
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)	USD	2,150	2,498,169
OTE Plc, 7.25%, 2/12/15 (f)	EUR	987	1,268,926
Phones4u Finance Plc, 9.50%, 4/01/18	GBP	1,481	2,514,084
Rio Tinto Finance Plc, 2.00%, 5/11/20	EUR	4,560	6,114,872
Together Housing Finance Plc, 4.50%, 12/17/42	GBP	1,775	2,927,002
The Unique Pub Finance Co. Plc:
Series A3, 6.54%, 3/30/21		2,800	4,343,801
Series A4, 5.66%, 6/30/27		7,496	10,624,378
Vodafone Group Plc, 8.13%, 11/26/18		3,500	7,510,636
WM Treasury Plc, 4.63%, 12/03/42		1,745	2,873,795

			94,986,736

United States – 12.9%
313 Group, Inc., 6.38%, 12/01/19 (a)	USD	4,426	4,387,272
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		2,105	2,268,138
4.88%, 5/15/23		1,370	1,390,550
AMC Networks, Inc., 7.75%, 7/15/21		4,280	4,900,600
American International Group, Inc., 4.88%, 6/01/22		2,800	3,196,539
Amgen, Inc., 4.38%, 12/05/18	EUR	2,400	3,681,440
AT&T Inc., 5.55%, 8/15/41	USD	255	306,032
Atwood Oceanics, Inc., 6.50%, 2/01/20		825	886,875
Bank of America Corp., 5.65%, 5/01/18 (g)		16,665	19,388,778
Beazer Homes USA, Inc., 6.63%, 4/15/18 (a)		3,980	4,208,850
Berry Petroleum Co., 6.38%, 9/15/22		2,080	2,163,200
BMC Software, Inc., 4.25%, 2/15/22		1,040	1,056,003
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17		3,180	3,406,575
8.50%, 2/15/20 (h)		6,080	6,034,400
CC Holdings GS V LLC, 3.85%, 4/15/23 (a)		3,761	3,826,107
Ceridian Corp., 8.88%, 7/15/19 (a)		3,715	4,030,775
China Resources Gas Group Ltd., 4.50%, 4/05/22		4,900	5,394,900
Choice Hotels International, Inc., 5.75%, 7/01/22		1,170	1,295,775
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		1,570	1,636,725
CIT Group, Inc.:
5.50%, 2/15/19 (a)		4,000	4,360,000
5.00%, 8/15/22		2,470	2,633,801
Clean Harbors, Inc., 5.25%, 8/01/20		2,673	2,786,603
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22 (a)		4,717	4,893,887
Continental Rubber of America Corp., 4.50%, 9/15/19 (a)		8,030	8,217,854
Covanta Holding Corp., 6.38%, 10/01/22		2,070	2,247,956
Coventry Health Care, Inc., 5.45%, 6/15/21		10,292	12,232,608
Cricket Communications, Inc., 7.75%, 5/15/16		3,000	3,176,250
Crown Castle International Corp., 5.25%, 1/15/23 (a)		2,235	2,391,450
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22		2,369	2,496,334
DCP Midstream LLC, 9.75%, 3/15/19 (a)		4,560	6,032,082
Discover Bank, 8.70%, 11/18/19		662	861,449

Corporate Bonds	Par (000)		Value

United States (continued)
Discover Financial Services, 3.85%, 11/21/22 (a)	USD	2,128	$2,195,828
DISH DBS Corp., 5.88%, 7/15/22		5,245	5,638,375
Dollar General Corp., 4.13%, 7/15/17		3,241	3,403,050
El Paso LLC, 7.75%, 1/15/32		3,000	3,524,979
Energy Future Intermediate Holding Co.
LLC/EFIH Finance, Inc., 10.00%, 12/01/20		13,500	15,221,250
Energy Transfer Partners LP, 6.50%, 2/01/42		5,003	6,125,358
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		5,000	5,462,500
EOG Resources, Inc., 2.63%, 3/15/23		1,920	1,933,509
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.88%, 5/01/19		1,260	1,367,100
7.75%, 9/01/22		1,400	1,484,000
First Data Corp.:
7.38%, 6/15/19 (a)		3,465	3,586,275
8.88%, 8/15/20 (a)		4,000	4,360,000
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		3,668	3,787,210
General Cable Corp., 5.75%, 10/01/22 (a)		1,310	1,355,850
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (a)		905	932,150
H&E Equipment Services, Inc., 7.00%, 9/01/22 (a)		1,525	1,624,125
HD Supply, Inc., 8.13%, 4/15/19 (a)		4,000	4,560,000
Hexion U.S. Finance Corp., 6.63%, 4/15/20		1,786	1,817,255
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20 (a)		1,140	1,219,800
Hologic, Inc., 6.25%, 8/01/20 (a)		5,674	6,113,735
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		3,900	4,241,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		5,000	5,368,750
Infor US, Inc., 9.38%, 4/01/19		2,180	2,447,050
International Paper Co., 4.75%, 2/15/22		1,910	2,161,234
JPMorgan Chase & Co., 3.25%, 9/23/22		810	834,123
K Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)		3,365	3,617,375
Kinder Morgan Energy Partners LP, 3.45%, 2/15/23		1,965	2,023,754
Laredo Petroleum, Inc.:
9.50%, 2/15/19		2,875	3,212,812
7.38%, 5/01/22		935	1,014,475
Level 3 Communications, Inc., 8.88%, 6/01/19 (a)		1,000	1,065,000
Level 3 Financing, Inc., 8.13%, 7/01/19		5,410	5,896,900
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (a)		6,000	6,030,000
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		1,455	1,709,645
7.45%, 7/15/17		13,264	16,352,085
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.50%, 2/15/23		1,430	1,551,550
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		3,376	3,385,790
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		110	119,075
6.63%, 11/15/20		4,050	4,303,125
Momentive Performance Materials, Inc., 8.88%, 10/15/20 (a)		2,035	2,055,350
Morgan Stanley, 5.50%, 7/28/21		15,000	17,030,610
Murphy Oil Corp.:
2.50%, 12/01/17		4,105	4,130,316
3.70%, 12/01/22		8,320	8,288,334
NBCUniversal Media LLC, 2.88%, 1/15/23		1,920	1,928,170
NCR Corp., 5.00%, 7/15/22 (a)		1,000	1,016,250
The New York Times Co., 6.63%, 12/15/16		5,020	5,522,000
NRG Energy, Inc., 6.63%, 3/15/23 (a)		1,945	2,081,150

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	DECEMBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

United States (concluded)
Nuance Communications, Inc., 5.38%, 8/15/20 (a)	USD	2,700	$2,821,500
Omnicare, Inc., 7.75%, 6/01/20		2,000	2,220,000
PDC Energy, Inc., 7.75%, 10/15/22 (a)		1,010	1,035,250
Pioneer Natural Resources Co., 7.20%, 1/15/28		9,010	11,481,857
Premier Oil, 5.11%, 5/10/18		12,700	13,081,000
QVC, Inc., 7.50%, 10/01/19 (a)		2,000	2,206,638
Rain CII Carbon LLC/CII Carbon Corp., 8.50%, 1/15/21	EUR	1,750	2,356,933
Range Resources Corp.:
7.25%, 5/01/18	USD	5,620	5,901,000
5.75%, 6/01/21		1,690	1,808,300
Realogy Group LLC:
7.88%, 2/15/19 (a)(h)		1,960	2,136,400
7.63%, 1/15/20 (a)(h)		3,425	3,878,812
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
9.00%, 4/15/19		330	343,200
7.88%, 8/15/19		2,295	2,553,187
9.88%, 8/15/19		2,445	2,616,150
5.75%, 10/15/20 (a)		2,000	2,065,000
6.88%, 2/15/21		1,685	1,815,588
Rock-Tenn Co., 4.00%, 3/01/23 (a)		5,047	5,127,202
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		2,195	2,271,825
Sabine Pass LNG LP:
7.50%, 11/30/16		5,000	5,512,500
6.50%, 11/01/20 (a)		1,135	1,154,862
SABMiller Holdings, Inc., 1.88%, 1/20/20	EUR	1,910	2,525,153
SandRidge Energy, Inc., 7.50%, 3/15/21	USD	3,025	3,236,750
ServiceMaster Co., 8.00%, 2/15/20		1,905	1,985,962
Sprint Capital Corp., 6.88%, 11/15/28		3,560	3,702,400
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		7,390	9,126,650
Steel Dynamics, Inc., 6.38%, 8/15/22 (a)		1,350	1,431,000
SunGard Data Systems, Inc., 6.63%, 11/01/19 (a)		3,200	3,272,000
Tenet Healthcare Corp., 4.75%, 6/01/20 (a)		1,827	1,854,405
Tiers Trust, Series 2012-01, 2.06%, 5/12/14 (a)(b)		19,200	19,248,000
Time Warner Cable, Inc., 4.50%, 9/15/42		4,166	4,062,879
TMX Finance LLC/TitleMax Finance Corp.:
13.25%, 7/15/15		1,500	1,665,000
13.25%, 7/15/15		1,000	1,110,000
Tronox Finance LLC, 6.38%, 8/15/20 (a)		7,015	7,085,150
United Rentals North America, Inc.:
5.75%, 7/15/18 (a)		753	811,357
7.38%, 5/15/20 (a)		3,595	3,945,513
7.63%, 4/15/22 (a)		1,874	2,094,195
Valeant Pharmaceuticals International, 6.75%, 8/15/21 (a)		5,622	6,029,595
VWR Funding, Inc., 7.25%, 9/15/17 (a)		3,926	4,122,300
Western Gas Partners LP, 5.38%, 6/01/21		5,000	5,716,950
The Williams Cos., Inc.:
7.88%, 9/01/21		4,865	6,267,818
3.70%, 1/15/23		3,190	3,217,606
Windstream Corp., 7.88%, 11/01/17		2,000	2,250,000
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		3,380	3,760,250
10.13%, 7/01/20		1,880	2,138,500

			481,934,967

Total Corporate Bonds – 23.9%			894,322,413

Floating Rate Loan Interests (b)	Par (000)		Value

United States – 4.1%
ACCO Brands Corp., Term B Loan, 4.25%, 5/01/19	USD	2,904	$2,926,228
ADS Waste Holdings, Inc., Term Loan, 5.25%, 10/09/19		1,240	1,253,950
Alliant Holdings I LLC, Term Loan B, 5.00%, 12/20/19		1,160	1,161,160
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 5.50%, 8/22/16		2,639	2,665,390
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		2,357	2,342,455
Asurion LLC (FKA Asurion Corp.), Term Loan (First Lien), 5.50%, 5/24/18		2,845	2,870,857
Avaya, Inc., Term Loan B-5, 7.06%, 3/30/18		1,402	1,371,333
Bausch & Lomb, Inc., Parent Term Loan, 5.25%, 5/17/19		2,045	2,059,324
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-4 Loan, 9.50%, 10/31/16		2,006	2,029,527
Cequel Communications LLC, Term Loan, 4.00%, 2/14/19		4,302	4,319,568
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17		2,000	2,000,500
Coinmach Service Corp., Term Loan, 3.21%, 11/20/14		977	948,369
David’s Bridal, Inc., Initial Term Loan, 5.00%, 10/11/19		730	731,219
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B-2 Term Loan, 4.00%, 11/01/19		1,175	1,181,239
DJO Finance LLC (ReAble Therapeutics Finance LLC), Tranche B-3 Term Loan, 6.25%, 9/15/17		2,283	2,291,312
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16		1,677	1,740,762
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16		2,706	2,824,227
Emdeon, Inc., Term B-1 Loan, 5.00%, 11/02/18		926	934,351
Federal-Mogul Corp.:
Tranche B Term Loan, 2.15%, 12/29/14		5,603	5,147,923
Tranche C Term Loan, 2.15%, 12/28/15		334	307,155
First Data Corp.:
2018 Dollar Term Loan, 4.21%, 3/23/18		3,545	3,367,307
2018B Term Loan, 5.21%, 9/24/18		1,220	1,194,734
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Term Loan, 5.25%, 10/18/17		823	829,110
HD Supply, Inc., Term Loan, 7.25%, 10/12/17		1,990	2,040,586
Hilton Worldwide, Inc. (FKA Hilton Hotels Corp.), Mezzanine E Loan, 4.21%, 11/12/15		10,000	9,537,500
Ineos U.S. Finance LLC, Cash Dollar Term Loan, 6.50%, 5/04/18		1,719	1,735,784
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-2 Term Loan, 5.25%, 4/05/18		2,806	2,828,954
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B-1 Term Loan, 4.50%, 4/02/18		8,616	8,682,366
Interactive Data Corp., Term B Loan, 4.50%, 2/09/18		2,987	2,999,256
inVentiv Health, Inc. (FKA Ventive Health, Inc), Consolidated Term Loan, 7.50%, 8/04/16		1,056	1,024,681
iStar Financial, Inc., Loan, 5.75%, 10/16/17		4,116	4,143,606
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18		191	189,029

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	27

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)	Par (000)		Value

United States (concluded)
Level 3 Financing, Inc.:
Tranche B 2016 Term Loan, 4.75%, 2/01/16	USD	3,302	$3,336,393
Tranche B 2019 Term Loan, 5.25%, 8/01/19		2,710	2,732,872
Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		5,750	5,773,977
MGM Resorts International (MGM Grand Detroit LLC), Term Loan B, 4.25%, 12/20/19		2,555	2,579,911
Mirror Bidco Corp., Term Loan B, 6.00%, 12/31/19		1,095	1,095,000
Motel 6, Loan, 10.00%, 10/15/17 (a)		5,370	5,370,000
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term B Loan, 5.50%, 6/29/18		1,990	2,012,388
NP Opco LLC (Station GVR Acquisition LLC), B Term Loan, 5.50%, 9/28/19		1,796	1,805,034
Nuveen Investments, Inc.:
Extended First-Lien Term Loan, 5.81%, 5/13/17		539	540,861
New Second-Lien Term Loan, 8.25%, 2/28/19		2,000	2,033,760
Offshore Group Investment Limited (Vantage Delaware Holdings LLC), Loan, 6.25%, 10/02/17		1,975	1,966,369
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), Term Loan, 6.25%, 12/05/18		990	1,004,672
Prestige Brands, Inc., Term B Loan, 5.25% - 6.25%, 1/31/19		708	715,863
PVH Corp. (FKA Phillips-Van Heusen Corp.), Term Loan B, 3.25%, 12/31/19		2,045	2,054,652
Realogy Corp.:
Extended First-Lien Term Loan, 4.46%, 10/10/16		4,274	4,282,688
Extended Synthetic Commitment, 0.06% - 4.40%, 10/10/16		234	234,011
Rexnord LLC/RBS Global, Inc., Term B Loan Refinancing, 4.50%, 4/01/18		6,435	6,480,683
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19		1,740	1,753,781
Samson Investment Co., Initial Term Loan (Second Lien), 6.00%, 9/25/18		645	650,644
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17		5,294	5,327,330
Sequa Corp., Term Loan B, 5.25%, 6/19/17		3,520	3,538,691
Silver II Borrower SCA (Silver II U.S. Holdings LLC), Term Loan B, 5.25%, 12/13/19		1,225	1,235,719
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		2,500	2,483,475
Telesat Canada, U.S. Term B Loan, 4.25%, 3/28/19		5,866	5,906,584
Terex Corp., New U.S. Term Loan, 4.50%, 4/28/17		988	999,257
Tronox Pigments (Netherlands) BV:
Closing Date Term Loan, 4.25%, 2/08/18		1,173	1,183,678
Delayed Draw Term Loan, 1.00% - 4.25%, 2/08/18		320	322,821
Vodafone Americas Finance 2, Inc., New Series A Loan, 6.25%, 7/11/16		5,156	5,298,047

Total Floating Rate Loan Interests – 4.1%			152,398,923

Foreign Agency Obligations	Par (000)		Value

Brazil – 0.2%
Caixa Economica Federal:
2.38%, 11/06/17 (a)	USD	3,135	$3,111,487
3.50%, 11/07/22 (a)		2,145	2,171,813

			5,283,300

British Virgin Islands – 0.1%
CNPC General Capital Ltd., 2.75%, 4/19/17		4,200	4,339,650

Canada – 0.7%
Hydro-Quebec:
8.40%, 1/15/22		3,800	5,452,058
8.05%, 7/07/24 (m)		14,670	21,573,218

			27,025,276

Cayman Islands – 0.6%
China Resources Land Ltd., 4.63%, 5/19/16		3,000	3,178,584
DP World Sukuk Ltd., 6.25%, 7/02/17		9,420	10,585,725
Petrobras International Finance Co.:
3.88%, 1/27/16		5,420	5,718,116
5.75%, 1/20/20		410	466,726

			19,949,151

France – 0.1%
Electricite de France SA, 2.75%, 3/10/23	EUR	3,700	4,950,269

India – 0.7%
Bharat Petroleum Corp. Ltd., 4.63%, 10/25/22	USD	3,300	3,353,163
IDBI Bank Ltd., 4.38%, 3/26/18		5,000	5,064,735
Indian Oil Corp. Ltd., 4.10%, 10/15/22	SGD	8,750	7,121,965
NTPC Ltd., 4.75%, 10/03/22	USD	5,700	5,846,895
State Bank of India/London, 4.13%, 8/01/17		5,350	5,509,430

			26,896,188

Ireland – 0.1%
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.20%, 3/06/22 (a)		4,625	4,705,937

Luxembourg – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 5/15/17		1,370	1,517,275
Sberbank of Russia Via SB Capital SA, 6.13%, 2/07/22		7,700	8,797,250

			10,314,525

Malaysia – 0.2%
SSG Resources Ltd., 4.25%, 10/04/22		7,750	8,120,961

Portugal – 0.1%
Caixa Geral de Depositos SA, 5.63%, 12/04/15	EUR	3,000	4,078,075

Singapore – 0.1%
Export-Import Bank of India, 2.50%, 9/13/17	SGD	4,250	3,503,715

South Korea – 0.1%
Korea Expressway Corp., 1.88%, 10/22/17	USD	4,650	4,627,680

United Arab Emirates – 0.2%
Abu Dhabi National Energy Co., 3.63%, 1/12/23		5,800	5,974,000

Total Foreign Agency Obligations – 3.5%			129,768,727

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	DECEMBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value

Argentina – 0.1%
Republic of Argentina, 2.50%, 12/31/38 (f)	USD	13,715	$4,923,685

Cyprus – 0.1%
Republic of Cyprus:
3.75%, 6/03/13	EUR	1,240	1,399,419
4.38%, 7/15/14		2,270	2,323,181

			3,722,600

Germany – 2.2%
Bundesobligation, 0.50%, 4/07/17		8,560	11,431,227
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23		41,845	59,499,127
Federal Republic of Germany, 4.25%, 7/04/18		7,440	11,858,629

			82,788,983

Italy – 2.9%
Buoni Poliennali Del Tesoro:
4.75%, 6/01/17		44,250	62,166,461
5.25%, 8/01/17		8,080	11,597,829
5.50%, 9/01/22		12,271	17,562,302
5.50%, 11/01/22		11,940	17,038,850

			108,365,442

Mexico – 0.3%
United Mexican States:
5.63%, 1/15/17	USD	130	150,800
7.75%, 12/14/17	MXN	42,193	3,633,299
8.50%, 11/18/38		59,555	5,822,216

			9,606,315

Mongolia – 0.1%
Mongolian People’s Republic, 5.13%, 12/05/22	USD	3,000	2,940,000

Netherlands – 5.1%
Kingdom of the Netherlands:
4.50%, 7/15/17	EUR	110,710	172,697,078
1.25%, 1/15/18		13,345	18,168,400

.			190,865,478

Poland – 0.2%
Republic of Poland:
6.38%, 7/15/19	USD	1,350	1,683,072
5.13%, 4/21/21		4,385	5,200,610

			6,883,682

Portugal – 0.5%
Republic of Portugal, 3.50%, 3/25/15		19,150	18,336,125

Russia – 0.6%
Russian Federation, 7.50%, 3/31/30 (f)		16,449	21,127,577

South Africa – 0.2%
Republic of South Africa, 5.50%, 3/09/20		5,490	6,505,650

Spain – 0.7%
Autonomous Community of Madrid Spain:
3.00%, 11/05/13	CHF	1,870	2,016,079
3.00%, 7/29/14		600	632,701
Autonomous Community of Valencia Spain:
2.13%, 2/22/13		5,030	5,441,413
5.50%, 4/26/13	EUR	250	327,251
4.75%, 3/20/14		1,260	1,600,280
3.25%, 7/06/15		1,000	1,165,919
4.38%, 7/16/15		1,660	1,964,129
Kingdom of Spain, 4.50%, 1/31/18		3,450	4,582,302
Spain Letras del Tesoro, 2.48%, 4/16/14 (i)		7,850	10,037,473

			27,767,547

Sri Lanka – 0.1%
Republic of Sri Lanka, 5.88%, 7/25/22	USD	4,200	4,473,000

Foreign Government Obligations	Par (000)		Value

Turkey – 0.4%
Republic of Turkey:
7.00%, 3/11/19	USD	2,840	$3,531,540
5.63%, 3/30/21		9,435	11,204,063

			14,735,603

Total Foreign Government Obligations – 13.5%			503,041,687

Investment Companies	Shares

BlackRock Emerging Market Local Debt Portfolio, BlackRock Class (j)		1,962,541	20,685,187
BlackRock Floating Rate Income Portfolio, Institutional Class (j)		11,283,016	117,230,537
iShares Gold Trust (c)(j)		1,020,297	16,600,232
iShares JPMorgan USD Emerging Markets Bond Fund (j)		170,500	20,937,400

Total Investment Companies – 4.7%			175,453,356

Non-Agency Mortgage-Backed Securities	Par (000)

Collateralized Mortgage Obligations – 5.7%
United Kingdom – 0.7%
Fosse Master Issuer Plc, Series 2012-1A, Class 2A2, 1.72%, 10/18/54 (a)(b)		USD 5,470	5,581,779
Gemgarto, Series 2012-1, Class A1, 3.47%, 5/14/45 (b)		GBP 2,766	4,673,703
Lanark Master Issuer Plc, Series 2012-2X, Class 2A, 2.15%, 12/22/54 (b)		4,036	6,819,804
Residential Mortgage Securities Ltd., Series 26, Class A1, 2.77%, 2/14/41 (b)		3,056	5,151,941
Silk Road Finance Number Three Plc, Series 2012-1, Class A, 1.87%, 6/21/55 (b)		2,912	4,832,963

			27,060,190

United States – 5.0%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 5.61%, 3/25/37 (b)		USD 84	82,497
American Home Mortgage Investment Trust, Series 2006-1, Class 2A3, 2.26%, 12/25/35 (b)		3,022	2,114,278
Banc of America Funding Corp., Series 2005-H, Class 2A1, 3.10%, 11/20/35 (b)		492	397,152
BCAP LLC Trust:
Series 2010-RR11, Class 4A1, 5.19%, 3/27/47 (a)(b)		9,085	8,453,952
Series 2011-RR2, Class 1A1, 3.17%, 7/26/36 (a)(b)		8,326	8,091,142
Series 2011-RR9, Class 7A1, 2.40%, 4/26/37 (a)(b)		21,584	20,228,206
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, 5.26%, 3/25/35 (b)		335	330,814
Countrywide Alternative Loan Trust:
Series 2005-50CB, Class 1A1, 5.50%, 11/25/35		3,762	3,274,197
Series 2005-J3, Class 1A1, 0.76%, 5/25/35 (b)		9,677	7,349,013
Series 2006-19CB, Class A16, 6.00%, 8/25/36		8,186	6,829,480
Series 2006-25CB, Class A2, 6.00%, 10/25/36		345	272,053
Series 2006-8T1, Class 1A5, 6.00%, 4/25/36		8,037	6,327,220
Series 2006-OA10, Class 1A1, 1.01%, 8/25/46 (b)		3,687	2,463,430

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	29

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (continued)
United States (continued)
Series 2006-OA21, Class A1, 0.40%, 3/20/47 (b)	USD	13,903	$9,187,268
Series 2007-22, Class 2A16, 6.50%, 9/25/37		12,610	9,244,454
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37		1,021	796,977
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-1, Class A2, 6.00%, 3/25/36		466	416,893
Series 2006-17, Class A6, 6.00%, 12/25/36		2,396	2,142,511
Series 2006-OA4, Class A1, 1.13%, 4/25/46 (b)		27,879	14,775,835
Credit Suisse Mortgage Capital Certificates:
Series 2010-20R, Class 9A1, 3.06%, 1/27/36 (a)(b)		3,640	3,595,838
Series 2011-2R, Class 1A1, 2.77%, 3/27/37 (a)(b)		2,779	2,660,844
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		5,486	5,406,523
Series 2011-4R, Class 5A1, 4.97%, 5/27/36 (a)(b)		5,935	5,630,876
Series 2011-4R, Class 6A1, 2.95%, 5/27/36 (a)(b)		2,856	2,802,384
Series 2011-5R, Class 1A1, 2.94%, 7/27/36 (a)(b)		3,918	3,759,607
Series 2011-5R, Class 2A1, 2.86%, 8/27/46 (a)(b)		8,184	7,181,314
Series 2011-5R, Class 3A1, 5.91%, 9/27/47 (a)(b)		2,899	2,845,755
Series 2011-6R, Class 5A1, 2.97%, 9/28/36 (a)(b)		5,662	4,840,710
Series 2011-6R, Class 6A1, 2.97%, 8/28/36 (a)(b)		5,672	4,850,943
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-1, Class 1A1, 0.71%, 2/25/35 (b)		221	179,130
First Horizon Alternative Mortgage Securities, Series 2005-AA7, Class 2A1, 2.57%, 9/25/35 (b)		4,588	3,788,969
GSR Mortgage Loan Trust:
Series 2005-AR1, Class 2A1, 2.98%, 1/25/35 (b)		3,577	3,514,382
Series 2005-AR2, Class 2A1, 2.89%, 4/25/35 (b)		2,031	1,974,728
IndyMac INDA Mortgage Loan Trust:
Series 2006-AR2, Class 4A1, 5.40%, 9/25/36 (b)		5,300	4,288,934
Series 2007-AR7, Class 1A1, 3.25%, 11/25/37 (b)		4,955	4,344,986
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 6/25/21		1,249	1,218,065
Series 2007-A1, Class 4A1, 2.99%, 7/25/35 (b)		330	331,143
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		1,364	1,331,800
MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, 0.56%, 5/25/35 (a)(b)		11,487	9,572,442
Merrill Lynch Mortgage Investors, Inc., Series 2005-A7, Class 2A1, 5.16%, 9/25/35 (b)		372	352,008
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 1A1, 2.74%, 5/25/35 (b)		3,516	2,996,528
Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A3, 0.40%, 7/25/46 (b)		6,892	3,745,536

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (concluded)
United States (concluded)
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-2, Class 4CB, 6.00%, 3/25/36	USD	3,756	$2,611,417

			186,602,234

Commercial Mortgage-Backed Securities – 7.9%
United States – 7.9%
Banc of America Commercial Mortgage Trust:
Series 2006-2, Class AJ, 5.76%, 5/10/45 (b)		2,000	2,042,262
Series 2007-3, Class A2, 5.69%, 6/10/49 (b)		539	539,216
Series 2007-3, Class AM, 5.69%, 6/10/49 (b)		10,690	11,684,630
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 2.51%, 11/15/15 (a)(b)		15,064	15,033,213
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2005-3, Class A2, 4.50%, 7/10/43		290	290,997
Series 2005-6, Class AJ, 5.19%, 9/10/47 (b)		200	214,425
Banc of America Re-Remic Trust, Series 2012-CLRN, Class E, 3.41%, 8/15/29 (a)(b)		3,271	3,340,172
BB-UBS Trust, Series 2012-TFT, Class C, 3.47%, 6/05/30 (a)(b)		950	901,565
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		220	242,541
Series 2007-PW17, Class A3, 5.74%, 6/11/50		6,787	7,062,697
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.70%, 12/10/49 (b)		6,000	6,804,042
Commercial Mortgage Pass-Through Certificates:
Series 2006-C5, Class AM, 5.34%, 12/15/39		9,100	9,929,256
Series 2006-C8, Class AM, 5.35%, 12/10/46		5,700	6,320,873
Series 2007-C2, Class A2, 5.45%, 1/15/49 (b)		22	22,488
Series 2007-C3, Class AAB, 5.68%, 6/15/39 (b)		7,851	8,526,094
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,340	2,637,358
Series 2012-CR5, Class D, 4.33%, 12/10/45 (a)(b)		2,250	2,189,480
Series 2012-CR5, Class E, 4.33%, 12/10/45 (a)(b)		2,750	2,345,697
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		4,965	5,198,792
Series 2012-LTRT, Class B, 3.80%, 10/01/22		2,730	2,809,274
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		935	963,735
FREMF Mortgage Trust:
Series 2012-K22, Class C, 3.69%, 8/25/45 (a)(b)		1,315	1,198,623
Series 2012-K706, Class C, 4.02%, 11/25/44 (a)(b)		1,205	1,179,671
Series 2012-K707, Class C, 3.88%, 1/25/47 (a)(b)		2,500	2,469,875
Series 2012-K710, Class C, 3.82%, 6/25/47 (a)(b)		4,000	3,871,980

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	DECEMBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
United States (continued)
GE Capital Commercial Mortgage Corp.:
Series 2007-C1, Class A2, 5.42%, 12/10/49	USD 1,963	$1,959,960
Series 2007-C1, Class AAB, 5.48%, 12/10/49	1,539	1,622,583
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A2, 5.60%, 12/10/49	663	674,565
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)	6,860	7,669,260
Series 2007-GG9, Class AM, 5.48%, 3/10/39	1,555	1,692,849
GS Mortgage Securities Corp. II:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39	4,000	3,650,748
Series 2006-GG8, Class AM, 5.59%, 11/10/39	710	797,579
Series 2007-GG10, Class A4, 5.79%, 8/10/45 (b)(h)	7,500	8,646,795
Series 2012-SHOP, Class C, 3.63%, 6/05/31 (a)	620	637,951
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (b)	1,220	1,326,058
Series 2007-CB18, Class A3, 5.45%, 6/12/47	1,198	1,238,925
Series 2007-CB20, Class AJ, 6.08%, 2/12/51 (b)	6,455	6,180,107
Series 2007-CB20, Class AM, 5.88%, 2/12/51 (b)	5,416	6,279,341
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)	1,609	1,755,405
Series 2011-PLSD, Class D, 5.55%, 11/13/44 (a)(b)	10,000	10,831,770
Series 2012-CBX, Class D, 5.19%, 6/16/45 (a)(b)	3,000	3,110,820
Series 2012-HSBC, Class D, 4.52%, 7/05/32 (a)(b)	3,500	3,718,596
Series 2012-PHH, Class D, 3.48%, 10/15/25 (a)(b)	6,000	6,081,000
Series 2012-PHH, Class E, 3.48%, 10/15/25 (a)(b)	1,550	1,536,050
LB-UBS Commercial Mortgage Trust:
Series 2004-C8, Class C, 4.93%, 12/15/39 (b)	6,000	6,342,240
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)	3,105	3,276,054
Series 2007-C1, Class AM, 5.46%, 2/15/40	3,635	4,084,849
Series 2007-C6, Class AMFL, 6.11%, 7/15/40 (a)	4,821	5,311,532
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class CK, 4.30%, 10/15/30 (a)	7,915	7,182,563
Morgan Stanley Capital I Trust:
Series 2005-HQ6, Class AJ, 5.07%, 8/13/42 (b)	3,800	3,978,699
Series 2007-HQ12, Class A2FX, 5.57%, 4/12/49 (b)	4,453	4,671,817
Series 2007-HQ12, Class AM, 5.57%, 4/12/49 (b)	3,300	3,488,909
Series 2007-HQ13, Class A2, 5.65%, 12/15/44	3,797	3,909,043
Series 2007-IQ15, Class A2, 6.04%, 6/11/49 (b)	121	122,747

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
Series 2007-IQ15, Class AM, 5.88%, 6/11/49 (b)	USD	4,200	$4,626,182
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		1,950	1,995,291
Morgan Stanley ReREMIC Trust:
Series 2009-IO, Class B, 6.22%, 7/17/56 (a)(i)		11,600	10,339,660
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		1,592	1,607,501
Series 2012-IO, Class AXB2, 1.00%, 12/01/42		2,584	2,499,528
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (a)		2,565	2,589,511
New York Securitization Trust, Series 2012-1, Class A, 6.71%, 11/20/15 (a)(b)		11,930	11,930,000
ORES NPL LLC, Series 2012-LV1, Class A, 4.00%, 9/25/44 (a)		2,039	2,046,650
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class F, 5.33%, 2/11/36 (a)(b)		3,000	2,949,915
RBSCF Trust:
Series 2010-MB1, Class C, 4.68%, 4/15/24 (a)(b)		2,000	2,096,328
Series 2010-RR3, Class MSCB, 5.88%, 6/16/49 (a)(b)		3,000	3,357,978
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		7,329	7,365,262
SMA Issuer I LLC, Series 2012-LV1, Class A, 3.50%, 8/20/25 (a)		7,085	7,111,923
Wachovia Bank Commercial Mortgage Trust:
Series 2007-C33, Class A3, 5.92%, 2/15/51 (b)		5,627	5,886,325
Series 2007-C33, Class AM, 5.92%, 2/15/51 (b)		3,610	4,038,016
Series 2007-C34, Class A3, 5.68%, 5/15/46		3,400	3,990,257
Series 2007-C34, Class AM, 5.82%, 5/15/46 (b)		5,815	6,567,711
Wells Fargo ReREMIC Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		5,474	5,493,976

			296,089,785

Interest Only Commercial Mortgage-Backed Securities – 0.6%
United States – 0.6%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.26%, 5/15/45 (b)		39,023	5,394,645
Series 2012-CR2, Class XA, 1.97%, 8/15/45 (b)		28,117	3,552,668
Series 2012-CR3, Class XA, 2.22%, 11/15/45 (b)		42,830	6,117,853
Series 2012-CR5, Class XA, 1.95%, 12/10/45 (b)		45,887	5,619,363

			20,684,529

Total Non-Agency Mortgage-Backed Securities – 14.2%			530,436,738

Preferred Securities

Capital Trusts

Belgium – 0.0%
Fortis Bank SA/NV, 4.63%, 10/29/49 (b)	EUR	1,350	1,685,780

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	31

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Preferred Securities	Par (000)		Value

Germany – 0.1%
Techem Energy Metering Service GmbH & Co. KG, 7.88%, 10/01/20	EUR	1,920	$2,775,079

Netherlands – 0.0%
Achmea BV, 5.13%, 6/29/49 (b)		1,700	2,183,342

Singapore – 0.1%
Mapletree Treasury Services Ltd., 5.13%, 7/29/49 (b)	SGD	3,000	2,533,468

United Kingdom – 0.1%
Aviva Plc, 5.90%, 11/29/49 (b)	GBP	1,730	2,529,281

United States – 0.5%
Capital One Capital VI, 8.88%, 5/15/40	USD	5,085	5,085,000
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		3,380	3,380,000
Nippon Life Insurance Co., 5.00%, 10/18/42 (b)		3,500	3,696,991
Prudential Financial, Inc., 5.88%, 9/15/42 (b)		6,721	7,057,050

			19,219,041

Total Capital Trusts – 0.8%			30,925,991

Preferred Stocks	Shares

United States – 0.0%
Fannie Mae, 8.25%		50,000	82,450
Freddie Mac, 8.38%		60,000	105,000

Total Preferred Stocks – 0.0%			187,450

Trust Preferreds

United States – 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40		431,409	12,036,311

Total Trust Preferreds – 0.3%			12,036,311

Total Preferred Securities – 1.1%			43,149,752

Taxable Municipal Bonds	Par (000)

Arizona Health Facilities Authority RB, Series A, 4.00%, 1/01/43	USD	9,000	9,000,000
California Pollution Control Financing Authority RB, 5.00%, 11/21/45		11,000	11,066,110
County of Lehigh PA RB, 4.00%, 7/01/43		9,000	9,035,280
County of Miami-Dade FL Aviation Revenue RB, Series A, 5.00%, 10/01/31		11,000	12,285,020
Dallas/Fort Worth International Airport RB, Series D, 5.00%, 11/01/42		9,000	9,690,930
Dallas/Fort Worth International Airport RB, Series H, 5.00%, 11/01/42		9,000	9,705,420
Louisiana Public Facilities Authority RB, 5.00%, 10/01/41		4,500	5,033,520
Metropolitan Transportation Authority RB, Series H, 5.00%, 11/15/42		10,000	11,251,500
Missouri State Health & Educational Facilities Authority RB, 4.00%, 11/15/42		9,000	8,999,640
Puerto Rico Sales Tax Financing Corp. RB, Series A, AMBAC, 6.17%, 8/01/54 (i)		53,500	4,270,905
State of California GO, 5.00%, 9/01/42		11,500	13,014,780

Total Taxable Municipal Bonds – 2.8%			103,353,105

U.S. Government Sponsored Agency Securities	Par (000)		Value

Agency Obligations – 0.2%
Fannie Mae, 1.96%, 10/09/19 (i)	USD	7,230	$6,333,892

Collateralized Mortgage Obligations – 0.3%
Freddie Mac:
Series K013, Class A2, 3.97%, 1/25/21 (b)		1,240	1,420,411
Series K017, Class A2, 2.87%, 12/25/21		6,155	6,527,384
Ginnie Mae, Series 2009-63, Class AC, 4.18%, 1/16/38		3,135	3,293,973

			11,241,768

Interest Only Collateralized Mortgage Obligations – 0.6%
Fannie Mae:
Series 2012-90, Class DI, 4.00%, 3/25/42		26,707	2,375,388
Series 2011-66, Class SA, 6.39%, 11/25/39 (b)		8,868	846,286
Series 2011-127, Class PS, 6.44%, 8/25/41 (b)		38,659	4,398,534
Freddie Mac:
Series K008, Class X1, 1.67%, 6/25/20 (b)		19,540	1,837,875
Series K009, Class X1, 1.51%, 8/25/20 (b)		29,294	2,419,045
Series K017, Class X1, 1.46%, 12/25/21 (b)		19,869	1,976,667
Series K021, Class X1, 1.51%, 6/25/22 (b)		21,621	2,403,511
Series K501, Class X1A, 1.76%, 8/25/16 (b)		28,504	1,334,411
Series K707, Class X1, 1.56%, 12/25/18 (b)		18,169	1,436,753
Series K710, Class X1, 1.78%, 5/25/19 (b)		15,377	1,466,472
Ginnie Mae, Series 2012-120, Class IO, 1.01%, 2/16/53 (b)		22,849	1,916,593

			22,411,535

Mortgage-Backed Securities – 114.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/27-1/01/43 (k)		368,779	385,932,085
3.00%, 12/01/32-1/01/43 (k)		1,326,974	1,389,878,646
3.50%, 1/01/43 (k)		568,900	606,300,578
4.00%, 1/01/43 (k)		668,600	716,655,625
4.50%, 1/01/15-1/01/43 (k)		354,013	382,444,543
5.00%, 1/01/43 (k)		204,000	220,957,780
Freddie Mac Mortgage-Backed Securities:
2.50%, 12/01/27		59,000	61,851,669
4.00%, 10/01/14-1/01/43 (k)		178,628	189,301,848
Ginnie Mae Mortgage-Backed Securities, 4.00%, 1/15/43 (k)		290,500	317,305,594

			4,270,628,368

Total U.S. Government Sponsored Agency Securities – 115.4%			4,310,615,563

U.S. Treasury Obligations

U.S. Treasury Bonds, 2.75%, 8/15/42- 11/15/42 (h)		42,138	40,601,309
U.S. Treasury Inflation Indexed Bonds:
2.13%, 2/15/41		5,149	7,603,835
0.75%, 2/15/42 (g)		11,706	12,820,820

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	DECEMBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)		Value

U.S. Treasury Inflation Indexed Notes, 0.13%, 4/15/17	USD	219	$234,478
U.S. Treasury Notes:
0.25%, 11/30/14-12/15/15 (h)		208,765	208,721,509
2.00%, 4/30/16		200	210,422
0.63%, 11/30/17 (h)		52,015	51,840,282
1.00%, 11/30/19 (h)		78,805	78,041,537
1.63%, 8/15/22-11/15/22 (h)		82,962	82,138,887

Total U.S. Treasury Obligations – 12.9%			482,213,079

Warrants – 0.0%	Shares

Signum Coral Ltd. (Issued 12/03/12, Expires 12/04/17, Strike Price $1.90) (i)		3	490,492

Total Warrants – 0.0%			490,492

Total Long-Term Investments (Cost – $7,768,238,489) – 210.8%			7,876,903,954

Short-Term Securities	Par (000)

Borrowed Bond Agreements – 10.1%
Bank of America Corp., 0.02%, Open	USD	995	995,000
Barclays Plc:
(0.01)%, Open	EUR	8,689	11,469,345
(0.01)%, Open		5,888	7,771,994
(0.01)%, Open		57,725	76,194,674
(0.01)%, Open		3,586	4,733,192
(0.01)%, Open	USD	6,423	6,423,000
0.00%, Open	EUR	2,931	3,868,800
0.01%, Open		1,244	1,641,448
0.02%, Open		3,110	4,104,860
BNP Paribas SA, 0.02%, Open	USD	17,939	17,938,636
Citigroup, Inc.:
(0.01)%, Open		2,771	2,771,250
(0.01)%, Open		1,711	1,710,625
(0.01)%, Open	EUR	56,973	75,201,624
0.00%, Open		2,755	3,636,005
0.00%, Open		16,459	21,725,185
Credit Suisse Group AG:
(0.03)%, Open	USD	40,002	40,002,300
0.00%, Open		201	200,750
0.02%, Open		25,762	25,762,148
Deutsche Bank AG:
(0.13)%, Open		1,381	1,380,698
(0.01)%, Open		2,936	2,935,500
(0.01)%, Open		15,769	15,768,750
UBS AG:
(0.02)%, Open	EUR	10,338	13,645,558
(0.01)%, Open		21,276	28,083,421
0.00%, Open	USD	5,213	5,212,500
0.00%, Open		2,738	2,737,500

			375,914,763

	Shares

Money Market Funds – 0.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (j)(l)		9,412,037	9,412,037

Total Short-Term Securities (Cost – $378,222,160) – 10.3%			385,326,800

Options Purchased			Value

(Cost – $25,433,313) – 0.8%			$30,543,185

Total Investments Before Options Written, TBA Sale Commitments and Borrowed Bonds (Cost – $8,171,893,962) – 221.9%			8,292,773,939

Options Written

(Premiums Received – $ 25,764,579) – (0.8)%			(30,851,487)

TBA Sale Commitments (k)	Par (000)

Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/28	USD	374,800	(391,606,969)
3.00%, 1/01/43		1,341,700	(1,404,786,906)
3.50%, 1/01/43		568,900	(606,300,578)
4.00%, 1/01/43		339,100	(363,472,813)
4.50%, 1/01/43		354,000	(382,430,625)
5.00%, 1/01/43		204,000	(220,957,780)
Freddie Mac Mortgage-Backed Securities:
2.50%, 1/01/28		64,900	(67,719,256)
4.00%, 1/01/28-1/01/43		178,500	(188,955,000)
Ginnie Mae Mortgage-Backed Securities, 4.00%, 1/15/43		404,900	(442,716,594)

Total TBA Sale Commitments (Proceeds – $4,066,522,959) – (108.9)%			(4,068,946,521)

Borrowed Bonds

Corporate Bonds – (1.0)%
ArcelorMittal, 7.50%, 10/15/39		1,658	(1,558,520)
BHP Billiton Finance USA Ltd., 6.50%, 4/01/19		5,000	(6,376,500)
Hewlett-Packard Co, 6.00%, 9/15/41		1,700	(1,682,825)
Lowes Cos., 3.12%, 4/15/22		5,000	(5,263,335)
The Korea Development Bank, 3.00%, 9/14/22		2,850	(2,838,988)
Morgan Stanley, 4.88%, 11/01/22		15,000	(15,530,910)
France Telecom SA, 4.13%, 9/14/21		2,500	(2,754,857)

			(36,005,935)

Foreign Government Obligations – (6.7)%
Federal Republic of Germany, 2.00%, 1/04/22	EUR	15,100	(21,300,148)
French Treasury Notes, 1.00%, 7/25/17		112,970	(151,575,440)
Kingdom of Belgium,
3.25%, 9/28/16		2,955	(4,298,090)
5.50%, 9/28/17		2,460	(3,959,347)
4.25%, 9/28/21		5,065	(7,984,595)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	33

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Borrowed Bonds	Par (000)		Value

Kingdom of Spain, 3.40%, 4/30/14	EUR	1,210	$(1,608,552)
4.10%, 7/30/18		3,490	(4,545,292)
Republic of France,
3.75%, 4/25/17		2,465	(3,696,198)
4.25%, 10/25/17		17,730	(27,332,190)
4.00%, 4/25/18		7,440	(11,443,419)
3.00%, 4/25/22		9,550	(13,802,662)

			(251,545,933)

U.S. Treasury Obligations – (1.5)%
U.S. Treasury Inflation Indexed Notes, 0.13%, 7/15/22	USD	16,441	(17,847,773)

Borrowed Bonds	Par (000)		Value

U.S. Treasury Notes,
0.88%, 2/28/17	USD	200	$(202,625)
0.63%, 8/31/17		2	(1,499)
1.00%, 9/30/19		40,560	(40,281,150)

			(58,333,047)

Total Borrowed Bonds (Proceeds – $333,884,234) – (9.2)%			(345,884,915)

Total Investments Net of Options Written, TBA Sale Commitments and Borrowed Bonds – 103.0%			3,847,091,016
Liabilities in Excess of Other Assets – (3.0)%			(110,374,196)

Net Assets – 100.0%			$3,736,716,820

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)	All or a portion of security has been pledged as collateral in connection with swaps.
(h)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Shares Purchased		Shares Sold	Shares Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
BlackRock Emerging Market Local
Debt Portfolio, BlackRock Class	1,667,264	295,277		–	1,962,541	$20,685,187	$772,936	–
BlackRock Floating Rate
Income Portfolio, Institutional Class	10,757,124	525,892		–	11,283,016	$117,230,537	$5,192,525	–
BlackRock Liquidity Funds,
TempFund, Institutional Class	–	9,412,037	**	–	9,412,037	$9,412,037	$22,096	$2,565,654
iShares Gold Trust	–	2,665,297		1,645,000	1,020,297	$16,600,232	–	$(397,224)
iShares JPMorgan USD
Emerging Markets Bond Fund	35,500	135,000		–	170,500	$20,937,400	$343,018	–

**Represents net shares purchased.

(k)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America Corp.	$6,534,781	$28,578
Barclays Plc	$(126,822,813)	$(216,328)
BNP Paribas SA	$270,563	$(3,469)
Citigroup, Inc.	$(99,791,453)	$(8,850)
Credit Suisse Group AG	$(283,760,275)	$92,389
Deutsche Bank AG	$318,287,266	$(29,434)
Goldman Sachs Group, Inc.	$(84,545,947)	$(768,373)
JPMorgan Chase & Co.	$108,770,358	$84,376
Morgan Stanley	$91,233,563	$(105,324)
Nomura Securities International, Inc.	$(74,311,719)	$(30,000)
Royal Bank of Scotland Group Plc	$(91,948,156)	$172,703
UBS AG	$(8,382,500)	$(18,750)
Wells Fargo & Co.	$(58,782,281)	$70,125

(l)	Represents the current yield as of report date.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	DECEMBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

(m)	All or a portion of security has been pledged as collateral in connection with borrowed bonds.

—	Reverse repurchase agreements outstanding as of December 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS AG	(0.50%)	10/16/12	Open	$3,270,875	$3,267,331
Deutsche Bank AG	(0.63%)	10/24/12	Open	1,810,550	1,808,350
UBS AG	(0.25%)	12/13/12	Open	5,433,475	5,432,721
Citigroup, Inc.	0.00%	12/18/12	Open	8,193,750	8,193,750
Bank of America Corp.	0.17%	12/27/12	1/03/13	51,819,944	51,821,412
Bank of America Corp.	0.22%	12/31/12	1/02/13	135,000,000	135,001,650
Credit Suisse Group AG	(0.16%)	12/31/12	1/02/13	63,373,540	63,372,977
Credit Suisse Group AG	(0.13%)	12/31/12	1/02/13	78,213,963	78,213,397
Deutsche Bank AG	0.20%	12/31/12	1/02/13	17,122,087	17,122,278
Morgan Stanley	0.22%	12/31/12	1/02/13	39,471,030	39,471,512
Total				$403,709,214	$403,705,378

—	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
57	CAC 40 10 Euro Futures	Paris	January 2013	USD	2,740,153	$(3,610)
477	E-Mini VSTOXX Futures	Eurex	March 2013	USD	1,400,904	98,862
11	German Stock Index Futures	Eurex	March 2013	USD	2,765,427	(2,148)
1,047	U.S. Treasury Bonds (30 Year)	Chicago Board Options	March 2013	USD	154,432,500	564,614
1,074	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	265,788,150	(74,636)
(477)	E-Mini VSTOXX Futures	Eurex	January 2013	USD	(1,350,535)	(171,875)
(689)	E-Mini S&P 500 Futures	Chicago Mercantile	March 2013	USD	(48,922,445)	249,557
(683)	Euro-Bobl	Eurex	March 2013	USD	(115,233,712)	(766,278)
(402)	Euro-Bund	Eurex	March 2013	USD	(77,279,937)	(254,262)
(149)	Euro-Buxl	Eurex	March 2013	USD	(26,932,497)	(442,794)
(319)	Euro-OAT French Government Bonds	Eurex	March 2013	USD	(57,332,418)	(125,943)
(56)	Euro-Schatz	Eurex	March 2013	USD	(8,194,139)	(8,419)
(263)	Gilt British	London	March 2013	USD	(50,806,483)	(111,184)
(651)	U.S. Treasury Notes (2 Year)	Chicago Board Options	March 2013	USD	(143,525,156)	(39,770)
(3,909)	U.S. Treasury Notes (5 Year)	Chicago Board Options	March 2013	USD	(486,334,572)	116,718
(4,339)	U.S. Treasury Notes (10 Year)	Chicago Board Options	March 2013	USD	(576,137,844)	589,984
(486)	Ultra Treasury Bonds	Chicago Board Options	March 2013	USD	(79,020,563)	1,000,288
(178)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	(43,988,250)	40,410
(1,426)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	(351,865,500)	348,326
(178)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	(43,850,300)	35,177
Total						$1,043,017

—	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	19,400,000	USD	30,794,280	Citigroup, Inc.	1/16/13	$718,712

GBP	18,203,000	USD	29,310,452	Deutsche Bank AG	1/16/13	258,155

GBP	1,830,000	USD	2,942,353	Royal Bank of Scotland Group Plc	1/16/13	30,265

GBP	12,570,000	USD	20,200,694	Royal Bank of Scotland Group Plc	1/16/13	217,775

SGD	3,020,000	USD	2,469,223	UBS AG	1/16/13	2,949

USD	6,212,595	CHF	5,782,000	Deutsche Bank AG	1/16/13	(111,084)

USD	1,893,102	CNH	11,957,000	HSBC Holdings Plc	1/16/13	(25,914)

USD	2,431,447	CNH	15,176,700	HSBC Holdings Plc	1/16/13	(4,307)

USD	14,575,069	GBP	9,068,000	BNP Paribas SA	1/16/13	(154,818)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	35

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Foreign currency exchange contracts as of December 31, 2012 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,019,192	GBP	1,257,000	Citigroup, Inc.	1/16/13	$(22,655)
USD	1,343,200	GBP	839,124	Citigroup, Inc.	1/16/13	(19,857)
USD	2,609,183	GBP	1,614,000	Citigroup, Inc.	1/16/13	(12,568)
USD	24,775,243	GBP	15,459,000	Deutsche Bank AG	1/16/13	(336,063)
USD	7,822,754	GBP	4,932,000	Deutsche Bank AG	1/16/13	(188,693)
USD	9,278,482	GBP	5,793,956	Deutsche Bank AG	1/16/13	(133,110)
USD	5,174,702	GBP	3,259,634	Deutsche Bank AG	1/16/13	(120,186)
USD	5,453,997	GBP	3,412,961	Deutsche Bank AG	1/16/13	(89,952)
USD	1,427,066	GBP	898,396	Deutsche Bank AG	1/16/13	(32,271)
USD	638,745	GBP	401,201	Deutsche Bank AG	1/16/13	(12,958)
USD	774,883	GBP	484,024	Deutsche Bank AG	1/16/13	(11,357)
USD	439,331	GBP	272,894	Deutsche Bank AG	1/16/13	(3,953)
USD	92,306,010	GBP	57,589,000	Goldman Sachs Group, Inc.	1/16/13	(1,240,467)
USD	4,380,622	GBP	2,747,000	Goldman Sachs Group, Inc.	1/16/13	(81,553)
USD	2,097,600	GBP	1,311,000	Goldman Sachs Group, Inc.	1/16/13	(31,964)
USD	1,593,559	GBP	1,000,000	Royal Bank of Scotland Group Plc	1/16/13	(30,822)
USD	2,400,077	GBP	1,490,000	UBS AG	1/16/13	(20,251)
USD	5,673,374	HKD	43,979,000	Citigroup, Inc.	1/16/13	(1,131)
USD	3,589,122	JPY	294,720,730	Deutsche Bank AG	1/16/13	186,791
USD	18,870,504	SGD	23,049,000	Citigroup, Inc.	1/16/13	2,595
EUR	13,568,000	USD	17,605,499	BNP Paribas SA	1/23/13	307,315
EUR	11,929,000	USD	15,438,703	Deutsche Bank AG	1/23/13	310,262
EUR	30,983,000	USD	40,182,101	Royal Bank of Scotland Group Plc	1/23/13	722,432
USD	90,869,994	EUR	69,516,000	Citigroup, Inc.	1/23/13	(906,772)
USD	17,305,281	EUR	13,602,000	Citigroup, Inc.	1/23/13	(652,421)
USD	33,216,173	EUR	25,579,000	Citigroup, Inc.	1/23/13	(553,864)
USD	21,143,382	EUR	16,300,000	Citigroup, Inc.	1/23/13	(376,287)
USD	9,544,505	EUR	7,479,000	Citigroup, Inc.	1/23/13	(329,458)
USD	393,982,505	EUR	299,964,600	UBS AG	1/23/13	(2,038,284)
USD	12,381,797	EUR	9,475,000	UBS AG	1/23/13	(127,335)
USD	8,717,362	EUR	6,696,000	UBS AG	1/23/13	(122,865)
USD	29,685,860	EUR	22,553,000	UBS AG	1/23/13	(89,176)
CAD	2,739,734	AUD	2,655,000	Barclays Plc	2/04/13	2,640
GBP	1,146,756	AUD	1,770,000	JPMorgan Chase & Co.	2/04/13	29,590
USD	2,304,860	AUD	2,220,000	Deutsche Bank AG	2/04/13	5,754
MXN	14,839,853	AUD	1,100,000	Citigroup, Inc.	2/05/13	5,001
AUD	3,200,000	CAD	3,322,307	Citigroup, Inc.	2/20/13	(26,047)
CAD	23,863,167	AUD	22,980,000	Deutsche Bank AG	2/20/13	191,917
CAD	8,870,361	EUR	6,940,000	Citigroup, Inc.	2/20/13	(256,492)
CAD	3,283,240	MXN	42,621,354	BNP Paribas SA	2/20/13	15,444
JPY	295,217,300	USD	3,500,000	Citigroup, Inc.	2/20/13	(91,004)
JPY	2,794,235,000	USD	33,500,000	Deutsche Bank AG	2/20/13	(1,233,813)
MXN	42,553,192	AUD	3,160,000	UBS AG	2/20/13	7,501
MXN	110,826,826	AUD	8,230,000	UBS AG	2/20/13	19,535
MXN	115,802,228	EUR	6,940,000	UBS AG	2/20/13	(248,038)
MXN	205,993,178	USD	16,080,000	Citigroup, Inc.	2/20/13	(219,029)
USD	8,902,560	EUR	6,800,000	Citigroup, Inc.	2/20/13	(77,091)
USD	6,040,000	EUR	4,613,769	Citigroup, Inc.	2/20/13	(52,652)

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	DECEMBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Foreign currency exchange contracts as of December 31, 2012 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	4,253,086	EUR	3,230,000	Deutsche Bank AG	2/20/13	$(12,248)
USD	22,086,984	EUR	16,695,000	Deutsche Bank AG	2/20/13	40,619
USD	14,365,764	EUR	10,970,000	UBS AG	2/20/13	(120,527)
USD	8,890,000	JPY	736,616,510	Deutsche Bank AG	2/20/13	383,985
USD	6,049,895	JPY	503,333,114	Royal Bank of Scotland Group Plc	2/20/13	237,699
USD	9,090,000	JPY	764,526,267	Royal Bank of Scotland Group Plc	2/20/13	261,699
USD	14,300,000	JPY	1,176,940,050	Royal Bank of Scotland Group Plc	2/20/13	709,386
USD	8,930,000	JPY	736,064,180	UBS AG	2/20/13	430,362
USD	8,930,000	JPY	735,050,625	UBS AG	2/20/13	442,066
USD	34,400,000	JPY	2,870,483,920	UBS AG	2/20/13	1,253,335
CNY	46,025,000	USD	7,266,340	HSBC Holdings Plc	6/07/13	45,929
CNY	46,025,000	USD	7,262,327	Standard Chartered Bank	6/07/13	49,942
USD	7,151,181	CNY	46,025,000	Standard Chartered Bank	6/07/13	(161,089)
USD	7,163,424	CNY	46,025,000	Standard Chartered Bank	6/07/13	(148,846)
CNY	49,015,000	USD	7,717,682	Standard Chartered Bank	8/19/13	39,206
USD	7,607,481	CNY	49,015,000	Credit Suisse Group AG	8/19/13	(149,407)

Total						$(3,749,818)

—	Exchange-traded options purchased as of December 31, 2012 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value

Ford Motor Co.	Call	USD	11.00	1/19/13	900	$179,100
SPDR S&P 500 ETF Trust	Call	USD	142.00	1/19/13	3,794	965,573
SPDR S&P 500 ETF Trust	Call	USD	143.00	1/19/13	3,443	664,499
SPDR S&P 500 ETF Trust	Call	USD	145.00	1/19/13	766	74,302
SPDR Gold Trust	Call	USD	165.00	2/16/13	2,500	435,000
VeriSign, Inc.	Call	USD	48.00	3/16/13	3,000	75,000
CAC40 Index	Put	EUR	3,600.00	1/18/13	153	86,638
DAX Index	Put	EUR	7,600.00	1/18/13	119	80,265
Euro Dollar (2 Year) Mid-Curve	Put	USD	99.25	9/13/13	1,009	447,744

Total						$3,008,121

—	Over-the-counter options purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value

KOSPI 200 Index	Citigroup, Inc.	Call	KRW	263.11	1/10/13	63,600,000		–	$190,113
	Credit Suisse Group
Nikkei-225 Stock Average	AG	Call	JPY	10,000.00	2/08/13	134,000		–	889,363
USD Currency	Barclays Plc	Call	JPY	84.00	4/03/13	–	USD	140,490	5,179,866
USD Currency	Citigroup, Inc.	Call	JPY	81.50	4/03/13	–	USD	65,700	3,992,280

Total									$10,251,622

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	37

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Over-the-counter interest rate swaptions purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

10-Year Interest Rate Swap	JPMorgan Chase & Co.	Call	1.65%	Receive	3-month LIBOR	1/18/13	USD	13,700	$9,696
10-Year Interest Rate Swap	JPMorgan Chase & Co.	Call	1.50%	Receive	3-month LIBOR	2/15/13	USD	68,100	34,574
5-Year Interest Rate Swap	Deutsche Bank AG	Call	3.88%	Receive	3-month LIBOR	6/09/14	USD	25,000	3,014,425
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.50%	Pay	3-month LIBOR	2/15/13	USD	46,100	93,140
7-Year Interest Rate Swap	Credit Suisse Group AG	Put	1.50%	Pay	3-month LIBOR	2/15/13	USD	27,700	56,674
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.13%	Pay	3-month LIBOR	3/21/13	USD	131,000	1,834
20-Year Interest Rate Swap	Citigroup, Inc.	Put	1.88%	Pay	6-month Japanese Yen LIBOR	11/18/13	JPY	2,673,775	802,142
5-Year Interest Rate Swap	Deutsche Bank AG	Put	3.88%	Pay	3-month LIBOR	6/09/14	USD	25,000	24,133
3-Year Interest Rate Swap	Citigroup, Inc.	Put	1.20%	Pay	3-month LIBOR	11/20/14	USD	648,400	5,014,142
3-Year Interest Rate Swap	Citigroup, Inc.	Put	1.20%	Pay	3-month LIBOR	11/28/14	USD	441,700	3,517,831
3-Year Interest Rate Swap	Barclays Plc	Put	1.20%	Pay	3-month LIBOR	12/15/14	USD	566,900	4,714,851

Total									$17,283,442

—	Exchange-traded options written as of December 31, 2012 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value

SPDR Gold Trust	Call	USD	175.00	2/16/13	2,500	$(68,750)

—	Over-the-counter options written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value

USD Currency	Barclays Plc	Call	JPY	81.50	4/03/13	USD	65,700	$(3,992,773)
USD Currency	Barclays Plc	Call	JPY	88.00	4/03/13	USD	99,000	(1,261,923)
USD Currency	HSBC Holdings Plc	Call	JPY	84.00	4/03/13	USD	41,490	(1,529,483)

Total								$(6,784,179)

—	Over-the-counter credit default swaptions written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Rating[1]	Expiration Date	Notional Amount[2] (000)		Market Value

Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase & Co.	Call	USD	80.00	Receive	CDX.NA.IG Series 19 Version 1	BBB+	1/16/13	USD	32,195	$(5,824)
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase & Co.	Call	USD	85.00	Receive	CDX.NA.IG Series 19 Version 1	BBB+	1/16/13	USD	28,520	(6,745)
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase & Co.	Call	USD	90.00	Receive	CDX.NA.IG Series 19 Version 1	BBB+	1/16/13	USD	25,445	(16,063)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase & Co.	Put	USD	100.00	Pay	CDX.NA.IG Series 19 Version 1	BBB+	1/16/13	USD	20,605	(25,321)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase & Co.	Put	USD	105.00	Pay	CDX.NA.IG Series 19 Version 1	BBB+	1/16/13	USD	11,900	(8,598)

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	DECEMBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Over-the-counter credit default swaptions written as of December 31, 2012 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Rating[1]	Expiration Date	Notional Amount[2] (000)		Market Value

Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase & Co.	Put	USD	105.00	Pay	CDX.NA.IG Series 19 Version 1	BBB+	1/16/13	USD	18,700	$(13,511)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase & Co.	Put	USD	110.00	Pay	CDX.NA.IG Series 19 Version 1	BBB+	1/16/13	USD	11,900	(5,052)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase & Co.	Put	USD	110.00	Pay	CDX.NA.IG Series 19 Version 1	BBB+	1/16/13	USD	17,030	(7,229)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase & Co.	Put	USD	90.00	Pay	CDX.NA.IG Series 19 Version 1	BBB+	1/16/13	USD	25,445	(92,060)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase & Co.	Put	USD	95.00	Pay	CDX.NA.IG Series 19 Version 1	BBB+	1/16/13	USD	22,845	(48,854)

Total											$(229,257)

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Over-the-counter interest rate swaptions written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value

5-Year Interest Rate Swap	JPMorgan Chase & Co.	Call	3.88%	Pay	3-month LIBOR	6/09/14	USD	25,000	$(3,014,425)
30-Year Interest Rate Swap	Citigroup, Inc.	Put	2.90%	Receive	3-month LIBOR	2/15/13	USD	17,200	(215,963)
30-Year Interest Rate Swap	Credit Suisse Group AG	Put	2.90%	Receive	3-month LIBOR	2/15/13	USD	10,400	(130,750)
5-Year Interest Rate Swap	JPMorgan Chase & Co.	Put	3.88%	Receive	3-month LIBOR	6/09/14	USD	25,000	(24,133)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.85%	Receive	3-month LIBOR	9/05/14	USD	250,000	(2,813,950)
5-Year Interest Rate Swap	JPMorgan Chase & Co.	Put	1.85%	Receive	3-month LIBOR	9/05/14	USD	182,000	(2,048,556)
30-Year Interest Rate Swap	Citigroup, Inc.	Put	2.90%	Receive	3-month LIBOR	11/20/14	USD	92,600	(9,218,200)
30-Year Interest Rate Swap	Citigroup, Inc.	Put	2.90%	Receive	3-month LIBOR	11/28/14	USD	62,800	(6,303,324)

Total									$(23,769,301)

—	Credit default swaps - buy protection outstanding as of December 31, 2012 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Kingdom of Spain	1.00%	JPMorgan Chase & Co.	6/20/14	USD	10,100	$(98,806)
iTraxx Europe Series 9 3-6%	5.00%	JPMorgan Chase & Co.	6/20/15	EUR	8,865	(981,320)
Republic of Portugal	1.00%	JPMorgan Chase & Co.	6/20/15	USD	19,150	(322,646)
People’s Republic of China	1.00%	UBS AG	9/20/15	USD	10,000	(58,961)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/15	EUR	82,750	(1,765)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/15	EUR	80,229	(1,712)
Republic of Portugal	1.00%	Barclays Plc	12/20/15	USD	1,700	(35,707)
Republic of Portugal	1.00%	Deutsche Bank AG	12/20/15	USD	2,150	(45,158)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	(28,017)
iTraxx Asia.XJ.IG Series 16 Version 1	1.00%	Deutsche Bank AG	12/20/16	USD	5,000	(336,003)
The New York Times Co.	1.00%	Barclays Plc	12/20/16	USD	4,020	(177,730)
Republic of Ireland	1.00%	Citigroup, Inc.	12/20/16	USD	1,600	(238,958)
Republic of Ireland	1.00%	Goldman Sachs Group, Inc.	12/20/16	USD	4,000	(591,579)
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Group, Inc.	12/20/16	USD	4,250	(84,748)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	39

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Credit default swaps - buy protection outstanding as of December 31, 2012 were as follows: (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase & Co.	3/20/17	EUR	1,550	$12,436
Republic of Ireland	1.00%	Citigroup, Inc.	3/20/17	USD	3,000	(365,058)
Republic of Ireland	1.00%	Goldman Sachs Group, Inc.	3/20/17	USD	9,000	(1,319,619)
Republic of Ireland	1.00%	Goldman Sachs Group, Inc.	3/20/17	USD	4,000	(584,241)
Republic of Ireland	1.00%	Morgan Stanley	3/20/17	USD	7,500	(933,583)
Banco de Sabadell SA	5.00%	BNP Paribas SA	6/20/17	EUR	1,105	(91,608)
Caja de Ahorros Y Pensiones de
Barcelona	3.00%	BNP Paribas SA	6/20/17	EUR	1,105	(17,863)
Caja de Ahorros Y Pensiones de
Barcelona	3.00%	BNP Paribas SA	6/20/17	EUR	820	(15,251)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse Group AG	6/20/17	USD	86,815	(573,929)
Commonwealth of Australia	1.00%	UBS AG	6/20/17	USD	10,000	(250,153)
People’s Republic of China	1.00%	Deutsche Bank AG	6/20/17	USD	7,225	(259,906)
Republic of Portugal	1.00%	Citigroup, Inc.	6/20/17	USD	6,450	(1,162,028)
Banco Bilbao Vizcaya Argentaria SA	3.00%	Citigroup, Inc.	9/20/17	EUR	2,110	(145,081)
Bank of America Corp.	1.00%	Citigroup, Inc.	9/20/17	USD	10,000	(143,300)
Barclays Bank Plc	1.00%	BNP Paribas SA	9/20/17	EUR	3,000	(132,270)
Kingdom of Spain	1.00%	Barclays Plc	9/20/17	USD	2,160	(210,841)
Kingdom of Spain	1.00%	Barclays Plc	9/20/17	USD	1,285	(133,176)
Kingdom of Spain	1.00%	BNP Paribas SA	9/20/17	USD	2,000	(172,682)
People’s Republic of China	1.00%	Barclays Plc	9/20/17	USD	10,000	(305,076)
People’s Republic of China	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD	10,000	(296,251)
Peugeot SA	5.00%	BNP Paribas SA	9/20/17	EUR	6,800	(488,395)
Peugeot SA	5.00%	Citigroup, Inc.	9/20/17	EUR	1,070	(70,851)
Republic of Indonesia	1.00%	Goldman Sachs Group, Inc.	9/20/17	USD	5,000	(184,738)
Societe Generale SA	3.00%	Deutsche Bank AG	9/20/17	EUR	1,750	(127,755)
Societe Generale SA	3.00%	JPMorgan Chase & Co.	9/20/17	EUR	1,750	(133,578)
Barclays Plc	1.00%	JPMorgan Chase & Co.	12/20/17	EUR	3,430	(74,515)
Barclays Plc	1.00%	JPMorgan Chase & Co.	12/20/17	EUR	3,430	(74,515)
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse Group AG	12/20/17	USD	50,000	(49,282)
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse Group AG	12/20/17	USD	47,660	(32,269)
CDX.NA.IG Series 19 Version 1	1.00%	Credit Suisse Group AG	12/20/17	USD	14,230	54,229
CDX.NA.IG Series 19 Version 1	1.00%	Credit Suisse Group AG	12/20/17	USD	12,775	29,008
CDX.NA.IG Series 19 Version 1	1.00%	Credit Suisse Group AG	12/20/17	USD	11,515	12,192
CDX.NA.IG Series 19 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	USD	33,400	42,281
CDX.NA.IG Series 19 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	USD	11,445	36,487
CDX.NA.IG Series 19 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	USD	7,165	24,214
CDX.NA.IG Series 19 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	USD	6,460	10,683
CDX.NA.IG Series 19 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	USD	5,800	1,668
CDX.NA.IG Series 19 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	USD	4,715	(8,546)
Clariant AG	1.00%	BNP Paribas SA	12/20/17	EUR	1,800	(61,321)
Clariant AG	1.00%	JPMorgan Chase & Co.	12/20/17	EUR	5,300	(110,253)
Compagnie de Saint-Gobain SA	1.00%	Goldman Sachs Group, Inc.	12/20/17	EUR	1,200	(1,424)
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase & Co.	12/20/17	EUR	795	(8,506)
Diageo Plc	1.00%	Deutsche Bank AG	12/20/17	EUR	1,250	(972)
Government of Japan	1.00%	HSBC Holdings Plc	12/20/17	USD	10,000	5,779
Henkel AG & Co. KGaA	1.00%	Credit Suisse Group AG	12/20/17	EUR	1,000	(6,473)
Hitachi Ltd.	1.00%	JPMorgan Chase & Co.	12/20/17	JPY	500,000	(24,866)
iTraxx Europe Crossover Series 18
Version 1	5.00%	Barclays Plc	12/20/17	EUR	5,550	(205,103)
iTraxx Europe Crossover Series 18
Version 1	5.00%	Citigroup, Inc.	12/20/17	EUR	2,600	(119,659)
iTraxx Europe Crossover Series 18
Version 1	5.00%	JPMorgan Chase & Co.	12/20/17	EUR	11,200	(392,340)

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	DECEMBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Credit default swaps - buy protection outstanding as of December 31, 2012 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

iTraxx Europe Crossover Series 18 Version 1	5.00%	JPMorgan Chase & Co.	12/20/17	EUR	5,600	$(147,634)
iTraxx Europe Crossover Series 18 Version 1	5.00%	JPMorgan Chase & Co.	12/20/17	EUR	5,600	(182,098)
iTraxx Europe Crossover Series 18 Version 1	5.00%	JPMorgan Chase & Co.	12/20/17	EUR	5,550	(203,715)
iTraxx Europe Crossover Series 18 Version 1	5.00%	JPMorgan Chase & Co.	12/20/17	EUR	1,130	(143)
iTraxx Europe Series 18 Version 1	1.00%	Citigroup, Inc.	12/20/17	EUR	1,860	(14,492)
iTraxx Sub Financials Series 18 Version 1	1.00%	UBS AG	12/20/17	EUR	7,050	(108,493)
Lafarge SA	1.00%	Barclays Plc	12/20/17	EUR	1,250	(47,220)
Lafarge SA	1.00%	Credit Suisse Group AG	12/20/17	EUR	1,250	(47,860)
Progress Energy, Inc.	1.00%	Credit Suisse Group AG	12/20/17	USD	10,000	(67,381)
Societe Generale SA	3.00%	Barclays Plc	12/20/17	EUR	2,130	(50,124)
Societe Generale SA	3.00%	Citigroup, Inc.	12/20/17	EUR	1,150	(42,741)
Societe Generale SA	3.00%	Deutsche Bank AG	12/20/17	EUR	1,150	(42,042)
Societe Generale SA	3.00%	JPMorgan Chase & Co.	12/20/17	EUR	780	(18,944)
Societe Generale SA	3.00%	UBS AG	12/20/17	EUR	970	(24,173)
Telekom Austria AG	1.00%	Deutsche Bank AG	12/20/17	EUR	7,850	173,622
Telenor ASA	1.00%	Barclays Plc	12/20/17	EUR	5,490	(38,675)
UPM-Kymmene Oyj	5.00%	JPMorgan Chase & Co.	12/20/17	EUR	2,650	(110,762)
Wolters Kluwer NV	1.00%	Citigroup, Inc.	12/20/17	EUR	5,200	(1,996)
ConAgra Foods, Inc.	1.00%	Barclays Plc	3/20/18	USD	12,500	(88,272)
Kingdom of Spain	1.00%	Citigroup, Inc.	3/20/18	USD	4,500	(2,566)
Ricoh Co. Ltd.	1.00%	UBS AG	3/20/18	JPY	500,000	(101,936)
CMBX.NA Series 4 AAA	0.35%	Deutsche Bank AG	2/17/51	USD	17,000	(296,023)

Total						$(13,525,078)

—	Credit default swaps - sold protection outstanding as of December 31, 2012 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

iTraxx Europe Series 9 0-3%	5.00%	JPMorgan Chase & Co.	6/20/13	BBB+	EUR	4,530	$415,755
iTraxx Europe Series 9 0-3%	5.00%	Morgan Stanley	6/20/13	BBB+	EUR	1,775	285,984
ARAMARK Corp.	5.00%	JPMorgan Chase & Co.	6/20/16	B	USD	1,200	82,867
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas SA	9/20/16	B-	EUR	950	(34,036)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	B-	EUR	750	(58,576)
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase & Co.	9/20/16	B-	EUR	750	(85,945)
Republic of Italy	1.00%	Citigroup, Inc.	12/20/16	Not Rated	USD	1,600	111,228
Republic of Italy	1.00%	Goldman Sachs Group, Inc.	12/20/16	Not Rated	USD	4,000	275,916
CDX.NA.IG Series 18 Version 1	1.00%	Citigroup, Inc.	6/20/17	BBB+	USD	86,815	495,509
Sunrise Communications Holdings SA	5.00%	Citigroup, Inc.	6/20/17	B-	EUR	1,750	264,883
Ardagh Packaging Finance Plc	5.00%	Barclays Plc	9/20/17	CCC+	EUR	540	56,759
Ardagh Packaging Finance Plc	5.00%	Credit Suisse Group AG	9/20/17	CCC+	EUR	820	88,465
Bank of America Corp.	1.00%	Citigroup, Inc.	9/20/17	A-	USD	10,000	126,066
BNP Paribas SA	1.00%	Citigroup, Inc.	9/20/17	A+	EUR	1,750	102,666
BNP Paribas SA	1.00%	Deutsche Bank AG	9/20/17	A+	EUR	1,750	88,053
Credit Suisse Group AG	1.00%	BNP Paribas SA	9/20/17	A	EUR	3,000	178,336
Repsol International Finance BV	1.00%	Barclays Plc	9/20/17	BBB-	EUR	1,000	155,165
CDX.NA.HY Series 19 Version 1	5.00%	Credit Suisse Group AG	12/20/17	B+	USD	555	1,906
CDX.NA.IG Series 19 Version 1	1.00%	Credit Suisse Group AG	12/20/17	BBB+	USD	9,500	(20,680)
CDX.NA.IG Series 19 Version 1	1.00%	Credit Suisse Group AG	12/20/17	BBB+	USD	9,500	(30,365)
CDX.NA.IG Series 19 Version 1	1.00%	Credit Suisse Group AG	12/20/17	BBB+	USD	9,420	(13,610)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	41

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Credit default swaps - sold protection outstanding as of December 31, 2012 were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

CDX.NA.IG Series 19 Version 1	1.00%	Credit Suisse Group AG	12/20/17	BBB+	USD	9,405	$(8,436)
CDX.NA.IG Series 19 Version 1	1.00%	Credit Suisse Group AG	12/20/17	BBB+	USD	9,400	7
CDX.NA.IG Series 19 Version 1	1.00%	Credit Suisse Group AG	12/20/17	BBB+	USD	4,895	3,808
CDX.NA.IG Series 19 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	BBB+	USD	11,720	(37,932)
Credit Suisse Group AG	1.00%	JPMorgan Chase & Co.	12/20/17	A	EUR	3,430	77,200
Deutsche Bank AG	1.00%	JPMorgan Chase & Co.	12/20/17	A+	EUR	3,430	127,235
Deutsche Telekom AG	1.00%	Citigroup, Inc.	12/20/17	BBB+	EUR	1,250	(4,059)
Deutsche Telekom AG	1.00%	Deutsche Bank AG	12/20/17	BBB+	EUR	2,400	(4,556)
E.ON AG	1.00%	JPMorgan Chase & Co.	12/20/17	A-	EUR	1,600	(5,306)
France Telecom SA	1.00%	Citigroup, Inc.	12/20/17	A-	EUR	2,050	(4,130)
Gas Natural SDG SA	1.00%	JPMorgan Chase & Co.	12/20/17	BBB	EUR	2,160	131,037
Gas Natural SDG SA	1.00%	JPMorgan Chase & Co.	12/20/17	BBB	EUR	1,100	48,489
Holcim Ltd.	1.00%	Goldman Sachs Group, Inc.	12/20/17	BBB	EUR	1,100	(3,462)
Holcim Ltd.	1.00%	JPMorgan Chase & Co.	12/20/17	BBB	EUR	2,000	(6,294)
Imperial Tobacco Group Plc	1.00%	Deutsche Bank AG	12/20/17	BBB	EUR	2,400	(10,933)
iTraxx Europe Crossover Series 18 Version 1	5.00%	Barclays Plc	12/20/17	B+	EUR	3,190	852
iTraxx Europe Crossover Series 18 Version 1	5.00%	Citigroup, Inc.	12/20/17	B+	EUR	5,550	189,801
iTraxx Europe Crossover Series 18 Version 1	5.00%	Deutsche Bank AG	12/20/17	B+	EUR	750	31,268
iTraxx Europe Crossover Series 18 Version 1	5.00%	JPMorgan Chase & Co.	12/20/17	B+	EUR	5,600	149,058
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	A-	EUR	62,050	(16,092)
iTraxx Europe Series 18 Version 1	1.00%	JPMorgan Chase & Co.	12/20/17	A-	EUR	41,400	(10,736)
Ono Finance II Plc	5.00%	BNP Paribas SA	12/20/17	B-	EUR	1,150	38,855
Pearson Plc	1.00%	Citigroup, Inc.	12/20/17	BBB+	EUR	5,200	11,605
Stora Enso Oyj	5.00%	JPMorgan Chase & Co.	12/20/17	BB	EUR	2,650	167,091
Sunrise Communications Holdings SA	5.00%	Credit Suisse Group AG	12/20/17	B-	EUR	920	13,517
Sunrise Communications Holdings SA	5.00%	Goldman Sachs Group, Inc.	12/20/17	B-	EUR	1,070	26,270
Tesco Plc	1.00%	Deutsche Bank AG	12/20/17	A-	EUR	1,800	14,832
ThyssenKrupp AG	1.00%	Credit Suisse Group AG	12/20/17	BB	EUR	2,300	34,942
ThyssenKrupp AG	1.00%	Goldman Sachs Group, Inc.	12/20/17	BB	EUR	1,100	19,918
ThyssenKrupp AG	1.00%	JPMorgan Chase & Co.	12/20/17	BB	EUR	1,040	18,832
Vodafone Group Plc	1.00%	Citigroup, Inc.	12/20/17	A-	EUR	2,050	8,839
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	1,925	57,866

Total							$3,545,732

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	DECEMBER 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

—	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

1.01%[1]	3-month LIBOR	Morgan Stanley	6/12/17	USD	158,300	$(1,862,527)
1.07%[2]	3-month LIBOR	Citigroup, Inc.	11/24/17	USD	277,900	(542,627)
1.07%[2]	3-month LIBOR	Citigroup, Inc.	12/02/17	USD	190,600	(427,439)
1.10%[2]	3-month LIBOR	Barclays Plc	12/17/17	USD	240,900	(459,203)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	5,230	(729,209)
2.08%[2]	3-month LIBOR	Goldman Sachs Group, Inc.	4/26/22	USD	155,300	5,269,023
1.82%[2]	3-month LIBOR	Barclays Plc	10/23/22	USD	5,000	20,841
1.75%[2]	3-month LIBOR	Citigroup, Inc.	12/14/22	USD	13,700	(99,317)
1.84%[1]	3-month LIBOR	Credit Suisse Group AG	12/24/22	USD	9,000	(4,630)
2.77%[1]	3-month LIBOR	Citigroup, Inc.	11/25/44	USD	34,700	1,934,421
2.77%[1]	3-month LIBOR	Citigroup, Inc.	12/02/44	USD	24,600	1,409,122

Total						$4,508,455

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

—	Total return swaps outstanding as of December 31, 2012 were as follows:

Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

TRX.II.AAA Series 1	12.06%[1]	Credit Suisse Group AG	4/01/13	USD	7,620	$31,159

Change in Return of the Consumer Price Index for All Urban Consumers	2.18%[2]	Bank of America Corp.	10/06/21	USD	14,415	(578,832)

Total						$(547,673)

[1]	Fund receives the total return of the reference entity and pays the fixed rate. Net payment made at termination.

[2]	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

—	Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—	Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$363,541,626	$25,798,649	$389,340,275
Collateralized Debt Obligations	–	20,859,101	137,623,895	158,482,996
Common Stocks	$3,836,848	–	–	3,836,848
Corporate Bonds	–	861,993,413	32,329,000	894,322,413

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	43

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total

Floating Rate Loan Interests	–	$138,040,805	$14,358,118	$152,398,923
Foreign Agency Obligations	–	129,768,727	–	129,768,727
Foreign Government Obligations	–	503,041,687	–	503,041,687
Investment Companies	$175,453,356	–	–	175,453,356
Non-Agency Mortgage-Backed Securities	–	460,782,071	69,654,667	530,436,738
Preferred Securities	12,223,761	30,925,991	–	43,149,752
Taxable Municipal Bonds	–	103,353,105	–	103,353,105
U.S. Government Sponsored Agency Securities	–	4,310,615,563	–	4,310,615,563
U.S. Treasury Obligations	–	482,213,079	–	482,213,079
Warrants	490,492	–	–	490,492
Short-Term Securities:
Borrowed Bond Agreements	–	375,914,763	–	375,914,763
Money Market Fund	9,412,037	–	–	9,412,037
Options Purchased:
Equity Contracts	2,560,377	1,079,476	–	3,639,853
Foreign Currency Exchange Contracts	–	9,172,146	–	9,172,146
Interest Rate Contracts	447,744	17,283,442	–	17,731,186
Liabilities:
Investments in Securities:
TBA Sale Commitments	–	(4,068,946,521)	–	(4,068,946,521)
Borrowed Bonds	–	(345,884,915)	–	(345,884,915)

Total	$204,424,615	$3,393,753,559	$279,764,329	$3,877,942,503

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$4,303,479	–	$4,303,479
Equity contracts	$348,419	–	–	348,419
Foreign currency exchange contracts	–	6,928,861	–	6,928,861
Interest rate contracts	2,695,517	8,664,566	–	11,360,083
Liabilities:
Credit contracts	–	(14,512,082)	–	(14,512,082)
Equity contracts	(246,383)	–	–	(246,383)
Foreign currency exchange contracts	–	(17,462,858)	–	(17,462,858)
Interest rate contracts	(1,823,286)	(27,894,253)	–	(29,717,539)
Other contracts	–	(578,832)	–	(578,832)

Total	$974,267	$(40,551,119)	–	$(39,576,852)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and written options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and written options are shown at value.

—	Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$38,852,383	–	–	$38,852,383
Foreign currency at value	25,312,388	–	–	25,312,388
Cash pledged as collateral for financial futures contracts	18,640,000	–	–	18,640,000
Cash pledged as collateral for swap contracts	15,525,843	–	–	15,525,843
Liabilities:
Reverse repurchase agreements	–	$(403,709,214)	–	(403,709,214)
Cash received as collateral for reverse repurchase agreements	–	(90,000)	–	(90,000)
Cash received as collateral for swap contracts	–	(6,650,000)	–	(6,650,000)

Total	$98,330,614	$(410,449,214)	–	$(312,118,600)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	DECEMBER 31, 2012

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Income Opportunities Portfolio

Certain of the Fund’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Collateralized Debt Obligations	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total

Assets:
Opening Balance, as of December 31, 2011	$49,066,539	$60,285,334	$12,954,000	$5,642,563	$72,515,152	$200,463,588
Transfers into Level 3[2]	–	–	–	2,357,637	–	2,357,637
Transfers out of Level 3[2]	(43,403,863)	–	–	–	(36,646,154)	(80,050,017)
Accrued discounts/premiums	6,205	1,023,887	(1,884)	733	128,143	1,157,084
Net realized gain (loss)	6,556	(626,581)	–	(10,000)	458,482	(171,543)
Net change in unrealized appreciation/depreciation[3]	63,567	7,998,503	159,564	288,776	106,560	8,616,970
Purchases	21,888,154	133,878,244	19,217,320	8,155,767	37,767,655	220,907,140
Sales	(1,828,509)	(64,935,492)	–	(2,077,358)	(4,675,171)	(73,516,530)

Closing Balance, as of December 31, 2012	$25,798,649	$137,623,895	$32,329,000	$14,358,118	$69,654,667	$279,764,329

[2]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of December 31, 2011, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2012, the Fund used observable inputs in determining the value on the same investments. As a result, investments with a beginning of period value of $80,050,017 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2012 was $4,013,993.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts		Other Contracts
	Assets	Liabilities	Assets	Liabilities	Total

Opening Balance, as of December 31, 2011	$29,138	–	–	$(56,467)	$(27,329)
Transfers into Level 3[4]	–	–	–	–	–
Transfers out of Level 3[4]	–	–	–	–	–
Accrued discounts/premiums	–	–	–	–	–
Net realized gain (loss)	54,483	–	–	–	54,483
Net change in unrealized appreciation/depreciation[5]	(29,138)	–	–	343,368	314,230
Purchases	–	–	–	13,917,645	13,917,645
Issues[6]	–	–	–	–	–
Sales	(54,483)	–	–	(14,204,546)	(14,259,029)
Settlements[7]	–	–	–	–	–

Closing Balance, as of December 31, 2012	–	–	–	–	–

[4]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[5]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on swaps still held as of December 31, 2012 was $0.

[6]	Issues represent upfront cash received on certain derivative financial instruments.

[7]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	45

Statements of Assets and Liabilities

December 31, 2012	BlackRock Emerging Market Local Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]
Assets

Investments at value – unaffiliated[2]	$72,381,081	$206,410,748	$8,107,908,546
Investments at value – affiliated[3]	14,366,556	4,284,314	184,865,393
Cash	–	–	38,852,383
Cash pledged as collateral for financial futures contracts	336,000	656,000	18,640,000
Cash pledged as collateral for swap contracts	–	–	15,525,843
Foreign currency at value[4]	134,661	2,332,743	25,312,388
Variation margin receivable	87,836	15,968	72,758
Investments sold receivable	–	1,127,410	26,014,867
TBA sale commitments receivable	–	–	4,066,522,959
Swap premiums paid	–	–	18,718,107
Unrealized appreciation on foreign currency exchange contracts	584,162	1,199,637	6,928,861
Unrealized appreciation on swaps	–	47,033	12,968,045
Capital shares sold receivable	99,424	76,781	26,096,905
Principal paydown receivable	–	–	226,387
Receivable from advisor	2,529	3,548	99,535
Dividends receivable – unaffiliated	–	–	69,473
Dividends receivable – affiliated	1,691	1,010	–
Interest receivable	1,690,352	2,561,859	27,943,718
Prepaid expenses	39,125	43,393	137,466

Total assets	89,723,417	218,760,444	12,576,903,634

Liabilities

Bank overdraft	–	3,505	–
Options written at value[5]	–	140,604	30,851,487
Borrowed bonds at value[6]	–	–	345,884,915
TBA sale commitments at value[7]	–	–	4,068,946,521
Reverse repurchase agreements	–	–	403,709,214
Cash received as collateral for reverse repurchase agreements	–	–	90,000
Cash received as collateral for swap contracts	–	100,000	6,650,000
Variation margin payable	–	19,739	876,408
Investments purchased payable	–	4,892,069	3,925,244,066
Swap premiums received	–	–	9,863,143
Unrealized depreciation on foreign currency exchange contracts	331,672	6,326,496	10,678,679
Unrealized depreciation on swaps	–	–	18,986,609
Interest expense payable	–	–	2,644,174
Income dividends payable	39,686	152,615	2,152,227
Capital shares redeemed payable	262,693	839,692	9,734,449
Investment advisory fees payable	12,648	98,520	1,465,860
Service and distribution fees payable	16,267	23,936	615,621
Professional fees payable	70,666	58,975	68,156
Other affiliates payable	2,995	30,238	169,487
Officer’s and Trustees’ fees payable	3,824	4,549	15,742
Other accrued expenses payable	28,164	129,478	1,540,056

Total liabilities	768,615	12,820,416	8,840,186,814

Net Assets	$88,954,802	$205,940,028	$3,736,716,820

Net Assets Consist of

Paid-in capital	$87,296,223	$229,740,934	$3,687,585,870
Undistributed (distributions in excess of) net investment income	(748,591)	(2,781,347)	(19,718,826)
Accumulated net realized gain (loss)	121,685	(26,403,344)	(23,792,965)
Net unrealized appreciation/depreciation	2,285,485	5,383,785	92,642,741

Net Assets	$88,954,802	$205,940,028	$3,736,716,820

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost – unaffiliated	$70,255,485	$196,115,201	$7,990,850,355
[3] Investments at cost – affiliated	$14,366,556	$4,284,314	$181,043,607
[4] Foreign currency at cost	$134,625	$2,369,177	$25,441,013
[5] Premiums received	–	$379,918	$25,764,579
[6] Proceeds received from borrowed bond agreements	–	–	$333,884,234
[7] Proceeds from TBA sale commitments	–	–	$4,066,522,959

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	DECEMBER 31, 2012

Statements of Assets and Liabilities (concluded)

December 31, 2012	BlackRock Emerging Market Local Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]
Net Asset Value

BlackRock
Net assets	$33,552,245	$14,452,140	–

Shares outstanding[8]	3,183,936	1,440,425	–

Net asset value	$10.54	$10.03	–

Institutional
Net assets	$15,203,444	$120,959,027	$2,180,662,900

Shares outstanding[8]	1,442,820	12,066,807	215,998,318

Net asset value	$10.54	$10.02	$10.10

Service
Net assets	–	$13,233,829	–

Shares outstanding[8]	–	1,317,865	–

Net asset value	–	$10.04	–

Investor A
Net assets	$26,998,792	$43,476,838	$1,077,278,841

Shares outstanding[8]	2,563,264	4,329,126	106,705,822

Net asset value	$10.53	$10.04	$10.10

Investor B
Net assets	–	$452,010	–

Shares outstanding[8]	–	44,985	–

Net asset value	–	$10.05	–

Investor C
Net assets	$13,200,321	$13,366,184	$478,775,079

Shares outstanding[8]	1,253,311	1,332,430	47,468,207

Net asset value	$10.53	$10.03	$10.09

8 Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	47

Statements of Operations

Year Ended December 31, 2012	BlackRock Emerging Market Local Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio[1]
Investment Income
Interest	$3,548,132	$7,443,723	$129,753,294
Dividends – unaffiliated	–	–	802,903
Dividends – affiliated	12,146	6,721	6,330,575
Foreign taxes withheld	–	–	(3,007)

Total income	3,560,278	7,450,444	136,883,765

Expenses
Investment advisory	432,221	1,306,548	14,893,324
Service and distribution – class specific	163,931	318,236	6,932,934
Transfer agent – class specific	66,666	360,500	2,955,413
Administration	54,028	178,166	1,834,539
Custodian	45,678	33,198	754,147
Administration – class specific	17,998	59,445	537,433
Printing	23,258	29,174	232,853
Professional	87,309	49,896	170,760
Registration	61,251	71,502	220,241
Officer and Trustees	19,485	22,384	71,870
Miscellaneous	27,915	37,958	254,659
Recoupment of past waived fees – class specific	1,122	1,373	–

Total expenses excluding interest expense	1,000,862	2,468,380	28,858,173
Interest expense[2]	–	–	5,733,698

Total expenses	1,000,862	2,468,380	34,591,871
Less administration fees waived – class specific	(14,410)	(11,686)	(537,433)
Less transfer agent fees waived – class specific	(997)	(1,780)	(38,869)
Less transfer agent fees reimbursed – class specific	(9,728)	(16,043)	(1,427,226)
Less fees waived by manager	(139,318)	(3,721)	(11,448)
Less fees paid indirectly	(9)	(32)	(171)

Total expenses after fees waived, reimbursed and paid indirectly	836,400	2,435,118	32,576,724

Net investment income	2,723,878	5,015,326	104,307,041

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	8,891,185	5,642,393	51,323,915
Investments – affiliated	–	–	(397,224)
Capital gain distributions received from affiliated underlying funds	138	90	2,565,654
Options written	102,029	12,892	26,201,831
Financial futures contracts	(298,980)	543,456	(37,562,140)
Swaps	7,005	(255,335)	1,533,462
Foreign currency transactions	1,214,145	(2,240,274)	(7,753,463)
Borrowed bonds	–	–	(1,357,939)

	9,915,522	3,703,222	34,554,096

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	194,487	2,021,435	166,235,713
Investments – affiliated	–	–	5,704,711
Options written	–	239,314	778,157
Financial futures contracts	(92,153)	(210,339)	5,470,242
Swaps	(105,766)	32,514	(6,968,563)
Foreign currency transactions	451,353	(4,198,103)	(13,027,234)
Borrowed bonds	–	–	(15,716,767)

	447,921	(2,115,179)	142,476,259

Total realized and unrealized gain (loss)	10,363,443	1,588,043	177,030,355

Net Increase in Net Assets Resulting from Operations	$13,087,321	$6,603,369	$281,337,396

1 Consolidated Statement of Operations.

2 See Note 6 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	DECEMBER 31, 2012

Statements of Changes in Net Assets

	BlackRock Emerging Market Local Debt Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$2,723,878	$2,445,593
Net realized gain (loss)	9,915,522	(260,013)
Net change in unrealized appreciation/depreciation	447,921	275,945

Net increase in net assets resulting from operations	13,087,321	2,461,525

Dividends and Distributions to Shareholders From[1]
Net investment income:
BlackRock	(1,673,426)	(1,326,915)
Institutional	(560,660)	(300,280)
Investor A	(1,087,708)	(465,015)
Investor C	(498,006)	(321,793)
Net realized gain:
BlackRock	(3,407,570)	(96,881)
Institutional	(1,529,833)	(21,187)
Investor A	(2,762,555)	(50,179)
Investor C	(1,352,952)	(33,439)

Decrease in net assets resulting from dividends and distributions to shareholders	(12,872,710)	(2,615,689)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	29,225,094	11,376,156

Redemption Fees
Redemption fees	–	2,138

Net Assets
Total increase in net assets	29,439,705	11,224,130
Beginning of year	59,515,097	48,290,967

End of year	$88,954,802	$59,515,097

Distributions in excess of net investment income	$(748,591)	$(523,730)

1 Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	49

Statements of Changes in Net Assets (concluded)

	BlackRock International Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio

	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012[1]	2011
Operations
Net investment income	$5,015,326	$6,553,261	$104,307,041	$95,142,337
Net realized gain (loss)	3,703,222	7,546,342	34,554,096	(94,448,663)
Net change in unrealized appreciation/depreciation	(2,115,179)	(7,166,669)	142,476,259	(50,351,618)

Net increase (decrease) in net assets resulting from operations	6,603,369	6,932,934	281,337,396	(49,657,944)

Dividends and Distributions to Shareholders From[2]
Net investment income:
BlackRock	(1,009,071)	(1,009,618)	–	–
Institutional	(7,850,577)	(6,990,575)	(54,111,457)	(46,957,887)
Service	(790,509)	(703,900)	–	–
Investor A	(2,559,492)	(2,506,314)	(27,855,476)	(29,940,798)
Investor B	(25,588)	(66,606)	–	–
Investor C	(694,493)	(712,520)	(10,428,657)	(11,068,229)
Tax return of capital:
Institutional	–	–	(3,133,375)	–
Investor A	–	–	(1,743,642)	–
Investor C	–	–	(863,973)	–
Net realized gain:
Institutional	–	–	–	(2,690,574)
Investor A	–	–	–	(1,702,385)
Investor C	–	–	–	(761,114)

Decrease in net assets resulting from dividends and distributions to shareholders	(12,929,730)	(11,989,533)	(98,136,580)	(93,120,987)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(45,740,597)	(20,970,239)	766,283,374	1,490,254,274

Redemption Fees
Redemption fees	–	2,129	–	95,263

Net Assets
Total increase (decrease) in net assets	(52,066,958)	(26,024,709)	949,484,190	1,347,570,606
Beginning of year	258,006,986	284,031,695	2,787,232,630	1,439,662,024

End of year	$205,940,028	$258,006,986	$3,736,716,820	$2,787,232,630

Undistributed (distributions in excess of) net investment income	$(2,781,347)	$4,249,385	$(19,718,826)	$(9,121,352)

1 Consolidated Statement of Changes in Net Assets.

2 Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	DECEMBER 31, 2012

Financial Highlights	BlackRock Emerging Market Local Debt Portfolio

	BlackRock						Institutional
						Period						Period
						February 1,						February 1,
	Year Ended December 31,					2008[1] to	Year Ended December 31,					2008[1] to
						December 31,						December 31,
	2012	2011	2010	2009		2008	2012	2011	2010	2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.32	$10.32	$9.83	$8.39		$10.00	$10.32	$10.32	$9.83	$8.39		$10.00

Net investment income[2]	0.45	0.50	0.53	0.54		0.48	0.43	0.49	0.52	0.56		0.49
Net realized and unrealized gain (loss)	1.57	0.03 [3]	0.58 [3]	1.43	[3]	(1.61)[3]	1.58	0.03 [3]	0.58 [3]	1.41	[3]	(1.64)[3]

Net increase (decrease) from investment operations	2.02	0.53	1.11	1.97		(1.13)	2.01	0.52	1.10	1.97		(1.15)

Dividends and distributions from:[4]
Net investment income	(0.60)	(0.49)	(0.54)	(0.51)		(0.48)	(0.59)	(0.48)	(0.53)	(0.52)		(0.46)
Tax return of capital	–	–	–	(0.02)		–	–	–	–	(0.01)		–
Net realized gain	(1.20)	(0.04)	(0.08)	–		–	(1.20)	(0.04)	(0.08)	–		–

Total dividends and distributions	(1.80)	(0.53)	(0.62)	(0.53)		(0.48)	(1.79)	(0.52)	(0.61)	(0.53)		(0.46)

Net asset value, end of period	$10.54	$10.32	$10.32	$9.83		$8.39	$10.54	$10.32	$10.32	$9.83		$8.39

Total Investment Return[5]
Based on net asset value	20.25%	5.23% [6]	11.51% [6]	24.13%	[6]	(11.59)%[6,7]	20.10%	5.11% [6]	11.45% [6]	24.06%	[6]	(11.70)%[6,7]

Ratios to Average Net Assets
Total expenses	1.07%	1.11%	1.28%	2.29%	[8]	3.42%[8,9]	1.18%	1.20%	1.35%	2.19%	[8]	4.38%[8,9]

Total expenses excluding recoupment of past waived fees	1.07%	1.11%	1.28%	2.29%		3.42%[9]	1.18%	1.20%	1.35%	2.19%		4.38%[9]

Total expenses after fees waived, reimbursed and paid indirectly	0.85%	0.85%	0.85%	0.85%		0.84%[9]	0.98%	0.96%	0.91%	0.89%		0.96%[9]

Net investment income	4.12%	4.82%	5.11%	5.90%		5.63%[9]	3.92%	4.72%	5.04%	5.87%		6.36%[9]

Supplemental Data
Net assets, end of period (000)	$33,552	$28,415	$27,321	$10,435		$8,341	$15,203	$6,497	$4,563	$2,522		$220

Portfolio turnover	193%	195%	164%	109%		89%	193%	195%	164%	109%		89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Aggregate total investment return.
[8]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	51

Financial Highlights (concluded)	BlackRock Emerging Market Local Debt Portfolio

	Investor A						Investor C
						Period						Period
						February 1,						February 1,
	Year Ended December 31,					2008[1] to	Year Ended December 31,					2008[1] to
						December 31,						December 31,
	2012	2011	2010	2009		2008	2012	2011	2010	2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.31	$10.31	$9.82	$8.38		$10.00	$10.31	$10.31	$9.82	$8.38		$10.00

Net investment income[2]	0.40	0.46	0.49	0.53		0.45	0.33	0.39	0.42	0.46		0.41
Net realized and unrealized gain (loss)	1.58	0.03 [3]	0.58 [3]	1.41	[3]	(1.62)[3]	1.57	0.03 [3]	0.58 [3]	1.41	[3]	(1.65)[3]

Net increase (decrease) from investment operations	1.98	0.49	1.07	1.94		(1.17)	1.90	0.42	1.00	1.87		(1.24)

Dividends and distributions from:[4]
Net investment income	(0.56)	(0.45)	(0.50)	(0.49)		(0.45)	(0.48)	(0.38)	(0.43)	(0.42)		(0.38)
Tax return of capital	–	–	–	(0.01)		–	–	–	–	(0.01)		–
Net realized gain	(1.20)	(0.04)	(0.08)	–		–	(1.20)	(0.04)	(0.08)	–		–

Total dividends and distributions	(1.76)	(0.49)	(0.58)	(0.50)		(0.45)	(1.68)	(0.42)	(0.51)	(0.43)		(0.38)

Net asset value, end of period	$10.53	$10.31	$10.31	$9.82		$8.38	$10.53	$10.31	$10.31	$9.82		$8.38

Total Investment Return[5]
Based on net asset value	19.78%	4.81% [6]	11.13% [6]	23.75%	[6]	(11.99)%[6,7]	18.89%	4.08% [6]	10.33% [6]	22.84%	[6]	(12.61)%[6,7]

Ratios to Average Net Assets
Total expenses	1.48%	1.51%	1.67%	2.42%	[8]	4.04%[8,9]	2.27%	2.25%	2.36%	3.22%	[8]	4.62%[8,9]

Total expenses excluding recoupment of past waived fees	1.48%	1.49%	1.67%	2.42%		4.04%[9]	2.27%	2.25%	2.36%	3.22%		4.62%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.25%	1.25%	1.20%	1.16%		1.18%[9]	2.00%	1.95%	1.93%	1.89%		1.90%[9]

Net investment income	3.66%	4.38%	4.72%	5.54%		5.38%[9]	2.96%	3.72%	4.05%	4.76%		4.82%[9]

Supplemental Data
Net assets, end of period (000)	$26,999	$14,803	$8,864	$2,028		$73	$13,200	$9,799	$7,543	$2,945		$152

Portfolio turnover	193%	195%	164%	109%		89%	193%	195%	164%	109%		89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.01 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Aggregate total investment return.
[8]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[9]	Annualized.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	DECEMBER 31, 2012

Financial Highlights	BlackRock International Bond Portfolio

	BlackRock
								Period
	Year Ended December 31,							October 1, 2008		Year Ended
								to December 31,		September 30,
	2012	2011		2010		2009		2008		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.34	$10.55		$10.55		$10.95		$11.20		$11.57
Net investment income[1]	0.25	0.28		0.26		0.25		0.09		0.40
Net realized and unrealized gain (loss)	0.08	0.01	[2]	0.30	[2]	0.36	[2]	0.55	[2]	(0.38)[2]
Net increase from investment operations	0.33	0.29		0.56		0.61		0.64		0.02
Dividends from net investment income[3]	(0.64)	(0.50)		(0.56)		(1.01)		(0.89)		(0.39)
Net asset value, end of period	$10.03	$10.34		$10.55		$10.55		$10.95		$11.20

Total Investment Return[4]
Based on net asset value	3.17%	2.77%	[5]	5.54%	[5]	6.13%	[5]	5.70%	[5,6]	0.04%	[5]

Ratios to Average Net Assets
Total expenses	0.76%	0.79%		0.80%		0.81%		0.81%	[7]	0.77%
Total expenses excluding recoupment of past waived fees	0.76%	0.74%		0.80%		0.81%		0.81%	[7]	0.77%
Total expenses after fees waived, reimbursed and paid indirectly	0.76%	0.79%		0.79%		0.78%		0.79%	[7]	0.77%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.76%	0.79%		0.79%		0.78%		0.78%	[7]	0.76%
Net investment income	2.38%	2.59%		2.46%		2.36%		3.11%	[7]	3.34%

Supplemental Data
Net assets, end of period (000)	$14,452	$21,293		$21,407		$38,965		$62,415		$67,594
Portfolio turnover	64%	82%		82%		172%	[8]	25%	[9]	151%	[10]

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	53

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Institutional
								Period
	Year Ended December 31,							October 1, 2008		Year Ended
								to December 31,		September 30,
	2012	2011		2010		2009		2008		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$10.54		$10.54		$10.94		$11.19		$11.56
Net investment income[1]	0.23	0.27		0.24		0.24		0.08		0.40
Net realized and unrealized gain (loss)	0.09	0.01	[2]	0.31	[2]	0.36	[2]	0.56	[2]	(0.38)[2]
Net increase from investment operations	0.32	0.28		0.55		0.60		0.64		0.02
Dividends from net investment income[3]	(0.63)	(0.49)		(0.55)		(1.00)		(0.89)		(0.39)
Net asset value, end of period	$10.02	$10.33		$10.54		$10.54		$10.94		$11.19

Total Investment Return[4]
Based on net asset value	3.05%	2.62%	[5]	5.42%	[5]	6.06%	[5]	5.71%	[5,6]	0.02%	[5]

Ratios to Average Net Assets
Total expenses	0.88%	0.90%		0.92%		0.89%		0.83%	[7]	0.79%
Total expenses excluding recoupment of past waived fees	0.88%	0.89%		0.92%		0.89%		0.83%	[7]	0.79%
Total expenses after fees waived, reimbursed and paid indirectly	0.88%	0.90%		0.90%		0.86%		0.83%	[7]	0.79%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.88%	0.90%		0.90%		0.86%		0.82%	[7]	0.79%
Net investment income	2.26%	2.48%		2.33%		2.30%		3.07%	[7]	3.32%

Supplemental Data
Net assets, end of period (000)	$120,959	$150,108		$145,720		$155,656		$175,123		$180,834
Portfolio turnover	64%	82%		82%		172%	[8]	25%	[9]	151%	[10]

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Service
								Period
	Year Ended December 31,							October 1, 2008		Year Ended
								to December 31,		September 30,
	2012	2011		2010		2009		2008		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.35	$10.56		$10.55		$10.96		$11.21		$11.58
Net investment income[1]	0.21	0.25		0.21		0.21		0.08		0.36
Net realized and unrealized gain (loss)	0.08	0.01	[2]	0.32	[2]	0.35	[2]	0.56	[2]	(0.38)[2]
Net increase (decrease) from investment operations	0.29	0.26		0.53		0.56		0.64		(0.02)
Dividends from net investment income[3]	(0.60)	(0.47)		(0.52)		(0.97)		(0.89)		(0.35)
Net asset value, end of period	$10.04	$10.35		$10.56		$10.55		$10.96		$11.21

Total Investment Return[4]
Based on net asset value	2.77%	2.48%	[5]	5.23%	[5]	5.64%	[5]	5.71%	[5,6]	(0.30)%[5]

Ratios to Average Net Assets
Total expenses	1.15%	1.04%		1.17%		1.16%		1.12%	[7]	1.11%
Total expenses excluding recoupment of past waived fees	1.15%	1.03%		1.17%		1.16%		1.12%	[7]	1.11%
Total expenses after fees waived, reimbursed and paid indirectly	1.15%	1.04%		1.16%		1.15%		1.12%	[7]	1.11%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.15%	1.04%		1.16%		1.15%		1.11%	[7]	1.11%
Net investment income	1.99%	2.36%		2.06%		2.01%		2.78%	[7]	2.99%

Supplemental Data
Net assets, end of period (000)	$13,234	$15,238		$18,796		$40,084		$45,545		$50,020
Portfolio turnover	64%	82%		82%		172%	[8]	25%	[9]	151% [10]

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	55

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor A
								Period
	Year Ended December 31,							October 1, 2008		Year Ended
								to December 31,		September 30,
	2012	2011		2010		2009		2008		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.35	$10.56		$10.56		$10.96		$11.21		$11.57
Net investment income[1]	0.20	0.24		0.21		0.21		0.08		0.35
Net realized and unrealized gain (loss)	0.09	0.01	[2]	0.31	[2]	0.36	[2]	0.55	[2]	(0.36)[2]
Net increase (decrease) from investment operations	0.29	0.25		0.52		0.57		0.63		(0.01)
Dividends from net investment income[3]	(0.60)	(0.46)		(0.52)		(0.97)		(0.88)		(0.35)
Net asset value, end of period	$10.04	$10.35		$10.56		$10.56		$10.96		$11.21

Total Investment Return[4]
Based on net asset value	2.72%	2.35%	[5]	5.11%	[5]	5.70%	[5]	5.68%	[5,6]	(0.29)%[5]

Ratios to Average Net Assets
Total expenses	1.26%	1.20%		1.24%		1.26%		1.25%	[7]	1.19%
Total expenses excluding recoupment of past waived fees	1.26%	1.16%		1.22%		1.26%		1.25%	[7]	1.19%
Total expenses after fees waived, reimbursed and paid indirectly	1.20%	1.20%		1.20%		1.19%		1.19%	[7]	1.17%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.20%	1.20%		1.20%		1.19%		1.19%	[7]	1.17%
Net investment income	1.93%	2.21%		2.03%		1.96%		2.75%	[7]	2.90%

Supplemental Data
Net assets, end of period (000)	$43,477	$51,646		$69,695		$106,609		$106,247		$138,912
Portfolio turnover	64%	82%		82%		172%	[8]	25%	[9]	151% [10]

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor B
								Period
	Year Ended December 31,							October 1, 2008		Year Ended
								to December 31,		September 30,
	2012	2011		2010		2009		2008		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.36	$10.57		$10.56		$10.96		$ 11.21		$11.58
Net investment income[1]	0.11	0.16		0.12		0.11		0.05		0.25
Net realized and unrealized gain (loss)	0.09	0.01	[2]	0.31	[2]	0.36	[2]	0.56	[2]	(0.37)[2]
Net increase (decrease) from investment operations	0.20	0.17		0.43		0.47		0.61		(0.12)
Dividends from net investment income[3]	(0.51)	(0.38)		(0.42)		(0.87)		(0.86)		(0.25)
Net asset value, end of period	$10.05	$10.36		$10.57		$10.56		$ 10.96		$11.21

Total Investment Return[4]
Based on net asset value	1.82%	1.56%	[5]	4.25%	[5]	4.78%	[5]	5.46%	[5,6]	(1.18)%[5]

Ratios to Average Net Assets
Total expenses	2.18%	1.96%		2.09%		2.09%		2.02%	[7]	2.00%
Total expenses excluding recoupment of past waived fees	2.18%	1.95%		2.09%		2.09%		2.02%	[7]	2.00%
Total expenses after fees waived, reimbursed and paid indirectly	2.07%	1.96%		2.09%		2.08%		2.02%	[7]	2.00%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	2.07%	1.96%		2.09%		2.08%		2.02%	[7]	2.00%
Net investment income	1.09%	1.46%		1.13%		1.08%		1.88%	[7]	2.11%

Supplemental Data
Net assets, end of period (000)	$452	$1,586		$2,989		$5,132		$ 8,376		$9,347
Portfolio turnover	64%	82%		82%		172%	[8]	25%	[9]	151% [10]

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	57

Financial Highlights (concluded)	BlackRock International Bond Portfolio

	Investor C
								Period
	Year Ended December 31,							October 1, 2008		Year Ended
								to December 31,		September 30,
	2012	2011		2010		2009		2008		2008
Per Share Operating Performance
Net asset value, beginning of period	$10.34	$10.55		$10.54		$10.95		$11.20		$11.61
Net investment income[1]	0.12	0.16		0.13		0.13		0.05		0.27
Net realized and unrealized gain (loss)	0.09	0.01	[2]	0.32	[2]	0.35	[2]	0.56	[2]	(0.42)[2]
Net increase (decrease) from investment operations	0.21	0.17		0.45		0.48		0.61		(0.15)
Dividends from net investment income[3]	(0.52)	(0.38)		(0.44)		(0.89)		(0.86)		(0.26)
Net asset value, end of period	$10.03	$10.34		$10.55		$10.54		$10.95		$11.20

Total Investment Return[4]
Based on net asset value	1.94%	1.57%	[5]	4.39%	[5]	4.80%	[5]	5.50%	[5,6]	(1.40)%[5]

Ratios to Average Net Assets
Total expenses	1.96%	1.95%		1.97%		1.97%		1.93%	[7]	1.88%
Total expenses excluding recoupment of past waived fees	1.96%	1.94%		1.97%		1.97%		1.93%	[7]	1.88%
Total expenses after fees waived, reimbursed and paid indirectly	1.96%	1.95%		1.97%		1.95%		1.93%	[7]	1.88%
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.96%	1.95%		1.97%		1.95%		1.93%	[7]	1.87%
Net investment income	1.18%	1.45%		1.26%		1.21%		1.98%	[7]	2.23%

Supplemental Data
Net assets, end of period (000)	$13,366	$18,135		$25,425		$30,491		$32,535		$35,742
Portfolio turnover	64%	82%		82%		172%	[8]	25%	[9]	151% [10]

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.01 per share.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.
[10]	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	DECEMBER 31, 2012

Financial Highlights	BlackRock Strategic Income Opportunities Portfolio

	Institutional									Investor A
									Period									Period
	Year Ended December 31,								February 5, 2008[1]	Year Ended December 31,								February 5, 2008[1]
									to December 31,									to December 31,
	2012[2]		2011		2010		2009		2008	2012[2]		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$9.51		$9.96		$9.36		$7.96		$10.00	$9.51		$9.96		$9.36		$7.97		$10.00

Net investment income[3]	0.36		0.39		0.45		0.56		0.62	0.33		0.37		0.43		0.53		0.59
Net realized and unrealized gain (loss)	0.57		(0.45)		0.78		1.39		(2.11)	0.58		(0.46)		0.77		1.39		(2.09)

Net increase (decrease) from investment operations	0.93		(0.06)		1.23		1.95		(1.49)	0.91		(0.09)		1.20		1.92		(1.50)

Dividends and distributions from:[4]
Net investment income	(0.32)		(0.37)		(0.47)		(0.55)		(0.59)	(0.30)		(0.34)		(0.44)		(0.53)		(0.57)
Tax return of capital	(0.02)		–		–		–		–	(0.02)		–		–		–		–
Net realized gain	–		(0.02)		(0.16)		–		(0.00)[5]	–		(0.02)		(0.16)		–		(0.00)[5]

Total dividends and distributions	(0.34)		(0.39)		(0.63)		(0.55)		(0.59)	(0.32)		(0.36)		(0.60)		(0.53)		(0.57)

Redemption fees added to paid-in capital	–		0.00	[6]	0.00	[6]	0.00	[6]	0.04	–		0.00	[6]	0.00	[6]	0.00	[6]	0.04

Net asset value, end of period	$10.10		$9.51		$9.96		$9.36		$7.96	$10.10		$9.51		$9.96		$9.36		$7.97

Total Investment Return[7]
Based on net asset value	9.91%		(0.73)%[8]		13.39%	[8]	25.23%	[8]	(15.06)%[9]	9.64%		(0.98)%[8]		13.10%	[8]	24.76%	[8]	(15.13)%[9]

Ratios to Average Net Assets
Total expenses	0.89%	[10]	1.09%	[11]	0.54%	[12]	1.54%	[13,14]	19.13% [13,15,16]	1.15%	[10]	1.35%	[11]	0.82%	[12]	1.85%	[13,14]	16.33% [13,15,16]

Total expenses after fees waived, reimbursed and paid indirectly	0.84%	[10]	0.92%	[11]	0.35%	[12]	0.15%	[14]	0.15% [15,16]	1.09%	[10]	1.16%	[11]	0.61%	[12]	0.40%	[14]	0.40% [15,16]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.65%	[10]	0.52%	[11]	0.34%	[12]	0.15%	[14]	0.15% [15,16]	0.90%	[10]	0.77%	[11]	0.60%	[12]	0.40%	[14]	0.40% [15,16]

Net investment income	3.62%	[10]	3.99%	[11]	4.47%	[12]	6.30%	[14]	7.51% [15,16]	3.38%	[10]	3.74%	[11]	4.19%	[12]	6.05%	[14]	7.19% [15,16]

Supplemental Data
Net assets, end of period (000)	$2,180,663		$1,418,742		$618,274		$1,035		$244	$1,077,279		$903,984		$530,320		$2,351		$843

Portfolio turnover	807%	[17]	639%	[18]	881%	[19]	128%		115%	807%	[17]	639%	[18]	881%	[19]	128%		115%

[1]	Commencement of operations.
[2]	Consolidated Financial Highlights.
[3]	Based on average shares outstanding.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Greater than $(0.01) per share.
[6]	Less than $0.01 per share.
[7]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[9]	Aggregate total investment return.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.

[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.
[13]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[14]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.
[15]	Annualized.
[16]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.
[17]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 461%.
[18]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 477%.
[19]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 750%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	59

Financial Highlights (concluded)	BlackRock Strategic Income Opportunities Portfolio

	Investor C
									Period
	Year Ended December 31,								February 5, 2008[1]
									to December 31,
	2012[2]		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of period	$9.50		$9.95		$9.36		$7.96		$10.00
Net investment income[3]	0.26		0.29		0.36		0.47		0.58
Net realized and unrealized gain (loss)	0.57		(0.45)		0.76		1.39		(2.15)
Net increase (decrease) from investment operations	0.83		(0.16)		1.12		1.86		(1.57)
Dividends and distributions from:[4]
Net investment income	(0.22)		(0.27)		(0.37)		(0.46)		(0.51)
Tax return of capital	(0.02)		–		–		–		–
Net realized gain	–		(0.02)		(0.16)		–		(0.00)[5]
Total dividends and distributions	(0.24)		(0.29)		(0.53)		(0.46)		(0.51)
Redemption fees added to paid-in capital	–		0.00	[6]	0.00	[6]	0.00	[6]	0.04
Net asset value, end of period	$10.09		$9.50		$9.95		$9.36		$7.96

Total Investment Return[7]
Based on net asset value	8.84%		(1.72)%[8]		12.15%	[8]	23.99%	[8]	(15.79)%[9]

Ratios to Average Net Assets
Total expenses	1.95%	[10]	2.11%	[11]	1.54%	[12]	2.51%	[13,14]	14.27% [13,15,16]
Total expenses after fees waived, reimbursed and paid indirectly	1.84%	[10]	1.91%	[11]	1.34%	[12]	1.15%	[14]	1.14% [15,16]
Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.65%	[10]	1.52%	[11]	1.33%	[12]	1.15%	[14]	1.14% [15,16]
Net investment income	2.66%	[10]	2.99%	[11]	3.51%	[12]	5.32%	[14]	7.38% [15,16]

Supplemental Data
Net assets, end of period (000)	$478,775		$464,507		$291,068		$9,588		$2,470
Portfolio turnover	807%	[17]	639%	[18]	881%	[19]	128%		115%

[1]	Commencement of operations.
[2]	Consolidated Financial Highlights.
[3]	Based on average shares outstanding.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Greater than $(0.01) per share.
[6]	Less than $0.01 per share.
[7]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[9]	Aggregate total investment return.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.
[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%.
[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.31%.
[13]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[14]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.
[15]	Annualized.
[16]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.
[17]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 461%.
[18]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 477%.
[19]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 750%.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	DECEMBER 31, 2012

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Emerging Market Local Debt Portfolio (formerly known as BlackRock Emerging Market Debt Portfolio) (“Emerging Market Debt”), BlackRock International Bond Portfolio (“International Bond”) and BlackRock Strategic Income Opportunities Portfolio (“Strategic Income Opportunities”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Emerging Market Debt and Strategic Income Opportunities are classified as non-diversified and International Bond is classified as diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements of Strategic Income Opportunities include the accounts of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Strategic Income Opportunities, which primarily invests in commodity-related instruments. The Subsidiary enables Strategic Income Opportunities to hold these commodity-related instruments and satisfy Regulated Investment Company tax requirements. Strategic Income Opportunities may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Strategic Income Opportunities.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on

BLACKROCK FUNDS II	DECEMBER 31, 2012	61

Notes to Financial Statements (continued)

the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely

62	BLACKROCK FUNDS II	DECEMBER 31, 2012

Notes to Financial Statements (continued)

payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Funds may not fully recoup their initial investments in IOs.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.

BLACKROCK FUNDS II	DECEMBER 31, 2012	63

Notes to Financial Statements (continued)

Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: The Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Funds may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Short Sales: The Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. The Funds maintain a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Funds may receive interest on the cash collateral deposited with the broker-dealer. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement

64	BLACKROCK FUNDS II	DECEMBER 31, 2012

Notes to Financial Statements (continued)

of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Funds on an accrual basis. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest

BLACKROCK FUNDS II	DECEMBER 31, 2012	65

Notes to Financial Statements (continued)

income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market value net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts, options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

66	BLACKROCK FUNDS II	DECEMBER 31, 2012

Notes to Financial Statements (continued)

Financial Futures Contracts: The Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

BLACKROCK FUNDS II	DECEMBER 31, 2012	67

Notes to Financial Statements (continued)

The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps – The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single- name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps – The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps – The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
		Emerging Market Debt	International Bond	Strategic Income Opportunities
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on swaps; Swap premiums paid; Investments at value –unaffiliated[2]	–	$420,826	$29,091,269
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on foreign currency exchange contracts; Investments at value – unaffiliated[2]	$941,595	1,199,637	16,101,007
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid	–	–	23,021,586
Equity contracts	Net unrealized appreciation/depreciation[1] ; Investments at value – unaffiliated[2]	–	–	3,988,272
Total		$941,595	$1,620,463	$72,202,134
[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

68	BLACKROCK FUNDS II	DECEMBER 31, 2012

Notes to Financial Statements (continued)

	Liability Derivatives
		Emerging Market Debt	International Bond	Strategic Income Opportunities
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] Unrealized depreciation on swaps; Swap premiums received; Options written at value	$106,951	$387,712	$29,742,014
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	331,672	6,326,496	17,462,858
Credit contracts	Unrealized depreciation on swaps; Swap premiums received	–	–	24,350,750
Equity contracts	Net unrealized appreciation/ depreciation[1]	–	–	246,383
Other contracts	Unrealized depreciation on swaps; Swap premiums received	–	–	578,832
Total		$438,623	$6,714,208	$72,380,837

1Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended December 31, 2012
	Net Realized Gain (Loss) From
	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$(298,980)	$543,456	$(34,828,000)
Swaps	93,033	(157,690)	(16,430,507)
Options[3]	107,657	(44,201)	(12,353,851)
Foreign currency exchange contracts:
Foreign currency transactions	1,288,441	(3,728,531)	(13,419,201)
Financial futures contracts	–	–	(1,923,798)
Options[3]	(171,005)	(7,897)	(8,203,439)
Credit contracts:
Swaps	(86,028)	(97,645)	16,580,307
Options[3]	–	–	181,573
Equity contracts:
Financial futures contracts	–	–	(810,342)
Options[3]	–	–	(10,480,404)
Other contracts:
Swaps	–	–	1,383,662
Total	$933,118	$(3,492,508)	$(80,304,000)

	Net Change in Unrealized Appreciation/Depreciation on
	Emerging Market Debt	International Bond	Strategic Income Opportunities
Interest rate contracts:
Financial futures contracts	$(92,153)	$(210,339)	$5,166,031
Swaps	(103,248)	16,782	6,377,190
Options[3]	–	(12,663)	7,180,749
Foreign currency exchange contracts:
Foreign currency translations	407,394	(4,291,086)	(12,578,468)
Options[3]	(122,174)	–	2,704,082
Credit contracts:
Swaps	(2,518)	15,732	(11,848,847)
Options[3]	–	–	(784,135)
Equity contracts:
Financial futures contracts	–	–	304,211
Options[3]	–	–	771,883
Other contracts:
Swaps	–	–	(1,496,906)
Total	$87,301	$(4,481,574)	$(4,204,210)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK FUNDS II	DECEMBER 31, 2012	69

Notes to Financial Statements (continued)

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities

Financial futures contracts:
Average number of contracts purchased	–	138	1,925
Average number of contracts sold	37	661	9,895
Average notional value of contracts purchased	–	$46,790,115	$494,307,851
Average notional value of contracts sold	$5,738,788	$124,799,251	$1,723,447,365
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	26	54	44
Average number of contracts - US dollars sold	27	43	16
Average US dollar amounts purchased	$33,602,360	$92,420,132	$653,769,498
Average US dollar amounts sold	$50,929,001	$105,649,578	$211,831,220
Options:
Average number of option contracts purchased	3	511	26,571,847
Average number of option contracts written	1	510	2,746
Average notional value of option contracts purchased	$10,525,678	$129,427,500	$932,722,124
Average notional value of option contracts written	$1,609,699	$126,870,000	$392,879,801
Average number of swaption contracts purchased	–	1	14
Average number of swaption contracts written	–	1	19
Average notional value of swaption contracts purchased	–	$6,100,000	$1,124,237,011
Average notional value of swaption contracts written	–	$12,200,000	$865,725,278
Credit default swaps:
Average number of contracts - buy protection	3	1	77
Average number of contracts - sell protection	2	1	64
Average notional value - buy protection	$4,225,750	$595,000	$723,568,720
Average notional value - sell protection	$2,415,500	$844,743	$515,302,936
Interest rate swaps:
Average number of contracts - pays fixed rate	4	2	12
Average number of contracts - receives fixed rate	2	2	11
Average notional value - pays fixed rate	$28,811,474	$12,200,568	$472,035,252
Average notional value - receives fixed rate	$22,935,852	$7,219,631	$416,464,619
Total return swaps:
Average number of contracts	–	–	6
Average notional value	–	–	$100,476,250

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Emerging Market Debt	International Bond and Strategic Income Opportunities

First $1 Billion	0.600%	0.550%
$1 Billion – $2 Billion	0.550%	0.500%
$2 Billion – $3 Billion	0.525%	0.475%
Greater than $3 Billion	0.500%	0.450%

For Strategic Income Opportunities, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities

	Contractual[1]	Contractual[1]	Contractual[1]
BlackRock	0.85%	0.79%	N/A
Institutional	1.00%	1.03%[2]	0.65%
Service	N/A	1.33%	N/A
Investor A	1.25%	1.20%	0.90%
Investor B	N/A	2.25%	N/A
Investor C	2.00%	2.25%	1.65%
Class R	N/A	1.98%[3]	N/A

1The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2013 unless approved by the Board, including a majority of the Independent Trustees.

2International Bond – Institutional Shares currently has a voluntary expense limitation of 0.90% which may be reduced or discontinued at any time.

3There were no shares outstanding as of December 31, 2012.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations.

70	BLACKROCK FUNDS II	DECEMBER 31, 2012

Notes to Financial Statements (continued)

For the year ended December 31, 2012, the amounts included in fees waived by Manager were as follows:

Emerging Market Debt	$133,603
International Bond	$502

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$7,665	$281	–
Institutional	300	1,115	$233,457
Investor A	3,627	10,221	188,663
Investor B	–	69	–
Investor C	2,818	–	115,313
Total	$14,410	$11,686	$537,433

Transfer Agent Fees Waived
	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$82	$6	–
Institutional	18	–	$13,139
Investor A	274	1,688	19,990
Investor B	–	86	–
Investor C	623	–	5,740
Total	$997	$1,780	$38,869

Transfer Agent Fees Reimbursed
	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$99	$127	–
Institutional	33	–	$639,062
Investor A	3,936	15,258	401,591
Investor B	–	658	–
Investor C	5,660	–	386,573
Total	$9,728	$16,043	$1,427,226

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2012, the amounts waived were as follows:

Emerging Market Debt	$5,715
International Bond	$3,219
Strategic Income Opportunities	$11,448

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), affiliates of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager.

The Manager pays BFM, BIL and BRS, as applicable, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2012, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Emerging Market Debt	International Bond
BlackRock	–	$543
Institutional	$437	–
Investor A	685	830
Total	$1,122	$1,373

On December 31, 2012, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2013	2014
Emerging Market Debt
Fund Level	$123,360	$133,603
BlackRock	$7,143	$7,846
Institutional	–	$352
Investor A	$2,145	$7,837
Investor C	$5,894	$9,101
International Bond
Fund Level	–	$502
BlackRock	–	$414
Investor A	$78	$27,167
Investor B	–	$810
Strategic Income Opportunities
Fund Level	$470	–
Institutional	$748,147	$885,658
Investor A	$521,522	$610,244
Investor C	$315,728	$507,627

BLACKROCK FUNDS II	DECEMBER 31, 2012	71

Notes to Financial Statements (continued)

The following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2012:

	Emerging Market Debt	International Bond
Fund Level	$137,488	–
BlackRock	$ 4,967	–
Investor A	$ 2,095	$24,984

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service*	0.25%	N/A
Investor A	0.25%	N/A
Investor B*	0.25%	0.75%
Investor C	0.25%	0.75%

*Service and Investor B Shares pertain only to International Bond.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended December 31, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Service	–	$ 35,272	–
Investor A	$ 51,284	117,738	$2,321,780
Investor B	–	7,932	–
Investor C	112,647	157,294	4,611,154

Total	$163,931	$318,236	$6,932,934

For the year ended December 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Market Debt	$5,789
International Bond	$1,815
Strategic Income Opportunities	$141,385

For the year ended December 31, 2012, affiliates received CDSCs as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Investor A	$9,936	–	$90,531
Investor B	–	$1,691	–
Investor C	$2,658	$1,586	$91,751

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2012, the Funds paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statements of Operations:

	International Bond	Strategic Income Opportunities
Institutional	$102,230	$188,018
Service	560	–
Investor A	653	1,141

Total	$103,443	$189,159

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$89	$113	–
Institutional	181	1,263	$13,139
Service	–	412	–
Investor A	597	1,707	19,990
Investor B	–	116	–
Investor C	623	338	5,740

Total	$1,490	$3,949	$38,869

For the year ended December 31, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$236	$1,643	–
Institutional	9,862	181,274	$1,466,950
Service	–	20,985	–
Investor A	33,189	120,117	878,936
Investor B	–	3,364	–
Investor C	23,379	33,117	609,527

Total	$66,666	$360,500	$2,955,413

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess

72	BLACKROCK FUNDS II	DECEMBER 31, 2012

Notes to Financial Statements (continued)

of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended December 31, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Statements of Operations:

Emerging Market Debt	$26,354
International Bond	$153,006
Strategic Income Opportunities	$1,357,224

For the year ended December 31, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
BlackRock	$7,677	$4,886	–
Institutional	2,377	35,063	$233,457
Service	–	3,542	–
Investor A	5,126	11,808	188,663
Investor B	–	199	–
Investor C	2,818	3,947	115,313

Total	$17,998	$59,445	$537,433

During the year ended December 31, 2012, Strategic Income Opportunities received a reimbursement of $540 from an affiliate, which is included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Emerging Market Debt	$ 125,312,094	$ 114,808,696
International Bond	$ 134,296,389	$ 166,212,251
Strategic Income Opportunities	$41,744,148,824	$38,088,297,948

Purchases and sales of US government securities for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Emerging Market Debt	$ 6,293,436	$ 4,592,888
International Bond	$ 12,903,817	$ 28,890,132
Strategic Income Opportunities	$16,350,053,182	$16,447,034,514

Purchases and sales of mortgage dollar rolls for the year ended December 31, 2012, were as follows:

	Purchases	Sales
Strategic Income Opportunities	$23,398,881,504	$23,395,707,629

Transactions in options written for the year ended December 31, 2012, were as follows:

	Emerging Market Debt
	Calls		Puts
	Notional[1] (000)	Premiums Received	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	–	–	–	–
Options written	6,350	$73,671	8,761	$76,721
Options expired	(3,900)	(31,983)	(6,206)	(70,046)
Options closed	(2,450)	(41,688)	(2,555)	(6,675)

Outstanding options, end of year	–	–	–	–

	International Bond
	Puts
	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	–	–	–
Options written	646	29,480	$694,071
Options expired	-	-	-
Options closed	(136)	(17,280)	(314,153)

Outstanding options, end of year	510	12,200	$379,918

1 Amount shown is in the currency in which the transaction was denominated.

BLACKROCK FUNDS II	DECEMBER 31, 2012	73

Notes to Financial Statements (continued)

	Strategic Income Opportunities
	Calls			Puts
	Contracts	Notional[1] (000)	Premiums Received	Contracts	Notional[1] (000)	Premiums Received
Outstanding options, beginning of year	–	429,770	$7,843,246	–	666,103	$18,401,140
Options written	39,669	1,676,164	26,722,998	10,238	3,421,158	43,562,684
Options expired	(108)	(961,333)	(9,793,310)	(4,063)	(1,834,176)	(13,979,903)
Options closed	(37,061)	(827,251)	(20,340,113)	(6,175)	(1,484,660)	(26,652,163)
Outstanding options, end of year	2,500	317,350	$4,432,821	–	768,425	$21,331,758

[1]	Amount shown is in the currency in which the transaction was denominated.

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to foreign currency transactions, the accounting for swap agreements and distributions received from a regulated investment company were reclassified to the following accounts:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Paid-in capital	$(156)	–	–
Undistributed (distributions in excess of)net investment income	$871,061	$883,672	$(22,508,925)
Accumulated net realized gain (loss)	$(870,905)	$(883,672)	$22,508,925

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Ordinary Income
12/31/2012	$7,522,799	$12,929,730	$92,395,590
12/31/2011	2,472,005	11,989,533	87,967,121
Long-Term Capital Gains
12/31/2012	5,349,911	–	–
12/31/2011	143,684	–	5,153,866
Return of Capital
12/31/2012	–	–	5,740,990
Total
12/31/2012	$12,872,710	$12,929,730	$98,136,580
12/31/2011	$2,615,689	$11,989,533	$93,120,987

As of December 31, 2012, the tax components of accumulated net earnings (losses) were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Undistributed ordinary income	$886,449	–	–
Undistributed long-term capital gains	14,734	–	–
Capital loss carryforwards	–	$(26,026,775)	$(18,943,022)
Net unrealized gains[1]	757,396	2,969,820	80,093,769
Qualified late-year losses[2]	–	(743,951)	(12,019,797)
Total	$1,658,579	$(23,800,906)	$49,130,950

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles,

the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, the accounting for swap agreements, the classification of investments and investment in a wholly owned subsidiary.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	International Bond	Strategic Income Opportunities
2014	$2,538,574	–
2015	208,463	–
2016	3,233,885	–
2017	17,832,091	–
2018	557,795	–
No expiration date[3]	1,655,967	$18,943,022
Total	$26,026,775	$18,943,022

3 Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2012, the funds listed below utilized the following amount of their respective capital loss carryforward:

International Bond	$2,288,110
Strategic Income Opportunities	$39,460,546

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Emerging Market Debt	International Bond	Strategic Income Opportunities
Tax cost	$84,622,041	$200,793,212	$8,175,123,921
Gross unrealized appreciation	$2,510,148	$22,347,538	$136,952,381
Gross unrealized depreciation	(384,552)	(12,445,688)	(19,302,363)
Net unrealized appreciation	$2,125,596	$9,901,850	$117,650,018

6. Borrowings:

For the year ended December 31, 2012, the average amount of transactions considered as borrowings, which include reverse repurchase agreements, and the daily weighted average interest rate for Strategic Income Opportunities were $305,211,433 and (0.42)%, respectively.

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November

74	BLACKROCK FUNDS II	DECEMBER 31, 2012

Notes to Financial Statements (continued)

2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Funds did not borrow under the credit agreement during the year ended December 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of December 31, 2012, these events have adversely affected the exchange rate of the Euro and may continue to spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
Emerging Market Debt	Shares	Amount	Shares	Amount
BlackRock
Shares sold	2,773	$30,841	1,076,333	$11,022,164
Shares issued in reinvestment of dividends and distributions	480,029	5,080,986	137,539	1,423,776
Shares redeemed	(52,642)	(577,097)	(1,107,862)	(11,353,287)
Net increase	430,160	$4,534,730	106,010	$1,092,653

Institutional
Shares sold	1,195,156	$13,251,944	632,488	$6,534,290
Shares issued in reinvestment of dividends and distributions	183,945	1,940,065	27,668	286,506
Shares redeemed	(565,887)	(6,151,253)	(472,758)	(4,828,282)
Net increase	813,214	$9,040,756	187,398	$1,992,514

Investor A
Shares sold	1,429,488	$15,877,304	1,134,457	$11,783,710
Shares issued in reinvestment of dividends	342,914	3,620,776	42,351	438,378
Shares redeemed	(644,296)	(7,147,845)	(601,064)	(6,212,232)
Net increase	1,128,106	$12,350,235	575,744	$6,009,856

BLACKROCK FUNDS II	DECEMBER 31, 2012	75

Notes to Financial Statements (continued)

	Year Ended December 31, 2012		Year Ended December 31, 2011
Emerging Market Debt (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	515,475	$5,696,557	518,766	$5,389,860
Shares issued in reinvestment of dividends and distributions	149,366	1,575,688	28,834	298,412
Shares redeemed	(361,565)	(3,972,872)	(328,843)	(3,407,139)
Net increase	303,276	$3,299,373	218,757	$2,281,133
Total net increase	2,674,756	$29,225,094	1,087,909	$11,376,156

International Bond
BlackRock
Shares sold	129,007	$1,347,677	336,209	$3,635,945
Shares issued in reinvestment of dividends	92,492	949,710	83,861	885,742
Shares redeemed	(839,889)	(8,819,989)	(390,031)	(4,175,274)
Net increase (decrease)	(618,390)	$(6,522,602)	30,039	$346,413

Institutional
Shares sold	2,351,767	$24,545,544	4,366,619	$46,985,514
Shares issued in reinvestment of dividends	543,105	5,549,568	422,208	4,437,448
Shares redeemed	(5,353,233)	(55,510,133)	(4,089,860)	(43,907,392)
Net increase (decrease)	(2,458,361)	$(25,415,021)	698,967	$7,515,570

Service
Shares sold	146,419	$1,534,622	290,247	$3,115,643
Shares issued in reinvestment of dividends	37,790	387,541	37,895	401,227
Shares redeemed	(338,315)	(3,510,602)	(636,469)	(6,801,747)
Net decrease	(154,106)	$(1,588,439)	(308,327)	$(3,284,877)

Investor A
Shares sold and automatic conversion of shares	1,794,682	$19,019,666	2,165,553	$23,624,099
Shares issued in reinvestment of dividends	243,493	2,496,506	223,919	2,372,244
Shares redeemed	(2,696,994)	(28,205,912)	(3,998,918)	(43,066,349)
Net decrease	(658,819)	$(6,689,740)	(1,609,446)	$(17,070,006)

Investor B
Shares sold	245	$2,551	13,367	$143,385
Shares issued in reinvestment of dividends	2,451	25,147	5,843	61,761
Shares redeemed and automatic conversion of shares	(110,834)	(1,150,615)	(148,948)	(1,600,714)
Net decrease	(108,138)	$(1,122,917)	(129,738)	$(1,395,568)

Investor C
Shares sold	119,080	$1,240,513	378,681	$4,070,413
Shares issued in reinvestment of dividends	59,723	610,221	57,807	608,938
Shares redeemed	(599,919)	(6,252,612)	(1,093,298)	(11,761,122)
Net decrease	(421,116)	$(4,401,878)	(656,810)	$(7,081,771)

Total net decrease	(4,418,930)	$(45,740,597)	(1,975,315)	$(20,970,239)

76	BLACKROCK FUNDS II	DECEMBER 31, 2012

Notes to Financial Statements (concluded)

	Year Ended December 31, 2012		Year Ended December 31, 2011
Strategic Income Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	108,040,823	$1,068,534,546	149,129,400	$1,477,651,237
Shares issued in reinvestment of dividends and distributions	4,665,984	46,055,569	4,087,106	39,987,666
Shares redeemed	(45,964,632)	(451,805,656)	(66,020,804)	(643,159,653)
Net increase	66,742,175	$662,784,459	87,195,702	$874,479,250

Investor A
Shares sold	44,948,702	$443,644,369	81,624,778	$807,559,170
Shares issued in reinvestment of dividends and distributions	2,802,916	27,648,807	2,973,475	29,127,814
Shares redeemed	(36,148,095)	(354,167,678)	(42,730,095)	(415,945,648)
Net increase	11,603,523	$117,125,498	41,868,158	$420,741,336

Investor C
Shares sold	12,894,823	$126,911,121	30,733,527	$302,853,720
Shares issued in reinvestment of dividends and distributions	1,005,105	9,893,277	1,023,810	10,015,381
Shares redeemed	(15,345,307)	(150,430,981)	(12,088,837)	(117,835,413)
Net increase (decrease)	(1,445,379)	$(13,626,583)	19,668,500	$195,033,688
Total net increase	76,900,319	$766,283,374	148,732,360	$1,490,254,274

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	DECEMBER 31, 2012	77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Emerging Market Local Debt Portfolio (formerly BlackRock Emerging Market Debt Portfolio), BlackRock International Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of BlackRock Emerging Market Local Debt Portfolio (formerly BlackRock Emerging Market Debt Portfolio) and BlackRock International Bond Portfolio, including the schedules of investments, as of December 31, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Strategic Income Opportunities Portfolio (collectively with BlackRock Emerging Market Local Debt Portfolio (formerly BlackRock Emerging Market Debt Portfolio) and BlackRock International Bond Portfolio, the “Funds”), each a series of BlackRock Funds II, as of December 31, 2012, the related consolidated statements of operations and changes in net assets for the year then ended, the statement of changes in net assets for year ended December 31, 2011, the consolidated financial highlights for the year ended December 31, 2012, and the financial highlights for each of the other periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Emerging Market Local Debt Portfolio (formerly BlackRock Emerging Market Debt Portfolio), BlackRock International Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 25, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by the Funds for the taxable year ended December 31, 2012:

Foreign Source Income

Emerging Market Debt	71.93%
International Bond	46.23%

Interest-Related Dividends for Non-U.S. Residents and Qualified Short-Term Capital Gains[1]

Emerging Market Debt	44.03%
International Bond	6.26%
Strategic Income Opportunities	81.38%

[1]	Represents the portion of the taxable ordinary distributions eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Federal Obligation Interest[2]

Strategic Income Opportunities	4.13%

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, Emerging Market Local Debt Portfolio distributed long-term capital gains of $0.064497 per share to shareholders of record on July 18, 2012 and $0.652143 per share to shareholders of record on December 20, 2012.

78	BLACKROCK FUNDS II	DECEMBER 31, 2012

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 83 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Watson Pharmaceuticals Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 83 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 83 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 83 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 83 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 83 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 83 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 83 Portfolios	None

BLACKROCK FUNDS II	DECEMBER 31, 2012	79

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 83 Portfolios	None

[1]   Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]   Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 83 Portfolios	BlackRock

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3] Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

80	BLACKROCK FUNDS II	DECEMBER 31, 2012

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1]Officersof the Trust serve at the pleasure of the Board of Trustees.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and	Sub-Advisors	Accounting Agent,	Custodians
Co-Administrator BlackRock Advisors, LLC	BlackRock Financial Management, Inc.	Co-Administrator and Transfer Agent	The Bank of New York Mellon[3] New York, NY 10286
Wilmington, DE 19809	New York, NY 10055	BNY Mellon Investment	Brown Brothers Harriman & Co.[4] Boston, MA 02109
	BlackRock International Limited Edinburgh, EH3 8JB United Kingdom	Servicing (US) Inc. Wilmington, DE 19809

BlackRock (Singapore) Limited[2]
079912 Singapore

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

2For Strategic Income Opportunities.

3For International Bond and Strategic Income Opportunities.

4For Emerging Market Debt.

BLACKROCK FUNDS II	DECEMBER 31, 2012	81

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at

http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at

http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

82	BLACKROCK FUNDS II	DECEMBER 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	DECEMBER 31, 2012	83

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock Value Opportunities Fund
BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock World Gold Fund
BlackRock Global Long/Short Equity Fund

Taxable Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock U.S. Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock U.S. Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Secured Credit Portfolio	BlackRock World Income Fund
BlackRock GNMA Portfolio

Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Mixed Asset Funds
BlackRock Balanced Capital Fund	LifePath Active Portfolios	LifePath Index Portfolios Retirement 2040
BlackRock Global Allocation Fund	2015 2035
BlackRock Managed Volatility Portfolio	2020 2040	2020 2045
BlackRock Multi-Asset Income Portfolio	2025 2045	2025 2050
BlackRock Multi-Asset Real Return Fund	2030 2050	2030 2055
BlackRock Strategic Risk Allocation Fund		2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement 2040
Moderate Prepared Portfolio	2020 2045
Growth Prepared Portfolio	2025 2050
Aggressive Growth Prepared Portfolio	2030 2055
2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

84	BLACKROCK FUNDS II	DECEMBER 31, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

IBPEMDSIP-12/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Market Local Debt Portfolio	$43,500	$39,600	$0	$0	$14,850	$14,350	$0	$0
BlackRock International Bond Portfolio	$34,100	$34,100	$0	$0	$14,600	$14,100	$0	$0
BlackRock Strategic Income Opportunities Portfolio	$45,200	$41,400	$0	$0	$14,600	$14,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Market Local Debt Portfolio	$14,850	$14,350
BlackRock International Bond Portfolio	$14,600	$14,100
BlackRock Strategic Income Opportunities Portfolio	$14,600	$14,100

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Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of
Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date:	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date:	February 28, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date:	February 28, 2013

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